FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-06

November 14, 2014

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,255,180,419
(Approximate Mortgage Pool Balance)

$1,068,472,000
(Offered Certificates)

GS Mortgage Securities Trust 2014-GC26
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2014-GC26

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Cantor Commercial Real Estate Lending, L.P.
Starwood Mortgage Funding I LLC
MC-Five Mile Commercial Mortgage Finance LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup
Co-Lead Managers and Joint Bookrunners

Cantor Fitzgerald & Co.	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-191331) (the “Base Prospectus”) dated September 8, 2014 and a separate free writing prospectus, anticipated to be dated November 17, 2014 (the “Free Writing Prospectus”). The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus). The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Free Writing Prospectus). See also “Legal Investment” in the Free Writing Prospectus.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA / DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf) / AAA(sf)	$46,189,000		30.000%	(5)	[__]%	(6)	2.83	01/15 – 10/19
Class A-2	Aaa(sf) / AAAsf / AAA(sf) / AAA(sf)	$71,003,000		30.000%	(5)	[__]%	(6)	4.90	10/19 – 11/19
Class A-3	Aaa(sf) / AAAsf / AAA(sf) / AAA(sf)	$40,000,000		30.000%	(5)	[__]%	(6)	7.01	12/21 – 12/21
Class A-4	Aaa(sf) / AAAsf / AAA(sf) / AAA(sf)	$280,000,000		30.000%	(5)	[__]%	(6)	9.79	08/24 – 10/24
Class A-5	Aaa(sf) / AAAsf / AAA(sf) / AAA(sf)	$349,842,000		30.000%	(5)	[__]%	(6)	9.87	10/24 – 11/24
Class A-AB	Aaa(sf) / AAAsf / AAA(sf) / AAA(sf)	$91,592,000		30.000%	(5)	[__]%	(6)	7.38	11/19 – 08/24
Class X-A	Aa1(sf) / AAAsf / AAA(sf) / AAA(sf)	$971,195,000	(8)	N/A		[__]%	Variable IO(9)	N/A	N/A
Class X-B	Aa3(sf) / AA-sf / AAA(sf) / AAA(sf)	$56,483,000	(8)	N/A		[__]%	Variable IO(9)	N/A	N/A
Class A-S(10)	Aa1(sf) / AAAsf / AAA(sf) / AAA(sf)	$92,569,000	(11)	22.625%		[__]%	(6)(7)	9.92	11/24 – 11/24
Class B(10)	Aa3(sf) / AA-sf / AA(sf) / AA(sf)	$56,483,000	(11)	18.125%		[__]%	(6)(7)	9.92	11/24 – 11/24
Class PEZ(10)	A1(sf) / Asf / A(sf) / A(sf)	$189,846,000	(11)	14.875%	(12)	(7)	(7)	9.92	11/24 – 11/24
Class C(10)	A3(sf) / Asf / A(sf) / A(sf)	$40,794,000	(11)	14.875%	(12)	[__]%	(6)(7)	9.92	11/24 – 11/24

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA / DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-C	NR / NR / BB(sf) / AAA(sf)	$29,811,000	(8)	N/A		[__]%	Variable IO(9)	N/A	N/A
Class X-D	NR / NR / NR / AAA(sf)	$61,190,419	(8)	N/A		[__]%	Variable IO(9)	N/A	N/A
Class D	NR / NR / BBB-(sf) / BBB(low)(sf)	$95,707,000		7.250%		[__]%	(6)	9.92	11/24 – 11/24
Class E	NR / NR / BB(sf) / BB(low)(sf)	$29,811,000		4.875%		[__]%	(6)	9.92	11/24 – 11/24
Class F	NR / NR / B(sf) / B(sf)	$15,690,000		3.625%		[__]%	(6)	9.92	11/24 – 11/24
Class G	NR / NR / B-(sf) / NR	$12,551,000		2.625%		[__]%	(6)	9.92	11/24 – 11/24
Class H	NR / NR / NR / NR	$32,949,419		0.000%		[__]%	(6)	9.97	11/24 – 12/24
Class S(13)	N/A	N/A		N/A		N/A	N/A	N/A	N/A
Class R(14)	N/A	N/A		N/A		N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“KBRA”) and DBRS, Inc. (“DBRS”). Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus. Moody’s, Fitch, KBRA and DBRS have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Assuming no prepayments prior to the maturity date or anticipated repayment date, as applicable, for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a fixed rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a fixed percentage.

(7)
The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(8)
The Class X-A, Class X-B, Class X-C and Class X-D certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B, Class X-C and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component. The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component. The notional amount of the Class X-C certificates will be equal to the certificate principal amount of the Class E certificates. The notional amount of the Class X-D certificates will be equal to the aggregate certificate principal amounts of the Class F, Class G and Class H certificates.

(9)
The pass-through rate of the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class E certificates, as described in the Free Writing Prospectus. The pass-through rate of the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class F, Class G and Class H certificates, as described in the Free Writing Prospectus.

(10)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(11)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $92,569,000, $56,483,000 and $40,794,000, respectively. The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively. The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The actual certificate principal amount of any class of the Class A-S, Class B, Class PEZ and Class C certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(12)	The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component.

(13)
The Class S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class S certificates will only be entitled to distributions of excess interest accrued on the mortgage loan with an anticipated repayment date. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loan” in the Free Writing Prospectus.

(14)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,255,180,419
Number of Mortgage Loans	92
Number of Mortgaged Properties	133
Average Cut-off Date Mortgage Loan Balance	$13,643,265
Weighted Average Mortgage Interest Rate	4.5351%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	114
Weighted Average Remaining Amortization Term (months)(4)	353
Weighted Average Cut-off Date LTV Ratio(5)	67.5%
Weighted Average Maturity Date/ARD LTV Ratio(3)(6)	59.2%
Weighted Average Underwritten Debt Service Coverage Ratio(7)	1.60x
Weighted Average Debt Yield on Underwritten NOI(8)	10.0%
% of Mortgage Loans with Mezzanine Debt	4.5%
% of Mortgage Loans with Additional Debt	9.7%
% of Mortgaged Properties with Single Tenants	7.5%

(1)
Each of the Twin Cities Premium Outlets, Fenley Office Portfolio and Bank of America Plaza mortgage loans has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/room/unit/pad calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.

(4)	Excludes mortgage loans that are interest-only for the entire term.

(5)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 7 mortgage loans, representing approximately 5.4% of the initial pool balance, the respective Cut-off Date LTV Ratios were calculated using (i) an “as-is” appraised value plus a “capital deduction” or (ii) the cut-off date principal balance of a mortgage loan less a reserve taken at origination. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 67.8%. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(6)
Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 11 mortgage loans, representing approximately 10.5% of the initial pool balance, the respective Maturity Date/ARD LTV Ratios were each calculated using the related “as stabilized” appraised value instead of the related “as-is” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

(7)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. With respect to 6 mortgage loans, representing approximately 3.4% of the initial pool balance, the respective Debt Yields on Underwritten NOI and Debt Yields on Underwritten NCF were calculated using the cut-off-date principal balance of a mortgage loan less a reserve taken at origination. The weighted average Debt Yield on Underwritten NOI and weighted average Debt Yield on Underwritten NCF for the mortgage pool without making any adjustments are 9.9% and 9.3%, respectively. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Citigroup Global Markets Inc.
Co-Managers:	Cantor Fitzgerald & Co. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,255,180,419
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:
LNR Partners, LLC (except for the Cypresswood Court Shopping Center mortgage loan, for which the initial special servicer will be CWCapital Asset Management LLC). See “Transaction Parties—Servicers—Special Servicers” in the Free Writing Prospectus

Certificate Administrator:	U.S. Bank National Association
Trustee:	U.S. Bank National Association
Operating Advisor:	Pentalpha Surveillance LLC
Pricing:	Week of November 17, 2014
Closing Date:	December 8, 2014
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in December 2014 (or, in the case of any mortgage loan that has its first due date in January 2015, the date that would have been its due date in December 2014 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in January 2015
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	November 2047
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,255,180,419 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 92 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,255,180,419 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $13,643,265 and are secured by 133 mortgaged properties located throughout 29 states

	—	LTV: 67.5% weighted average Cut-off Date LTV Ratio

	—	DSCR: 1.60x weighted average Underwritten Debt Service Coverage Ratio

	—	Debt Yield: 10.0% weighted average Debt Yield on Underwritten NOI

	—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-AB

■	Loan Structural Features:

	—	Amortization: 82.9% of the mortgage loans by Initial Pool Balance have scheduled amortization:

		–	30.0% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–
52.9% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity or, in the case of one mortgage loan, anticipated repayment date

	—	Hard Lockboxes: 42.9% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps: 89.6% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

	—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

		–	Real Estate Taxes: 84 mortgage loans representing 90.5% of the Initial Pool Balance

		–	Insurance: 68 mortgage loans representing 70.9% of the Initial Pool Balance

		–	Replacement Reserves (Including FF&E Reserves): 84 mortgage loans representing 90.7% of the Initial Pool Balance

		–	Tenant Improvements / Leasing Commissions: 44 mortgage loans representing 79.0% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only

	—	Predominantly Defeasance: 77.9% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

	—	Retail: 40.8% of the mortgaged properties by allocated Initial Pool Balance are retail properties (10.2% are anchored retail properties)

	—	Office: 27.5% of the mortgaged properties by allocated Initial Pool Balance are office properties

	—	Multifamily: 15.1% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

	—	Hospitality: 7.0% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■
Geographic Diversity: The 133 mortgaged properties are located throughout 29 states with only two states having greater than 10.0% of the allocated Initial Pool Balance: Texas (18.2%) and California (10.3%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	32	52	$463,502,546	36.9%
Goldman Sachs Mortgage Company	19	26	244,824,708	19.5
Cantor Commercial Real Estate Lending, L.P.	23	31	206,922,446	16.5
Starwood Mortgage Funding I LLC	10	16	179,592,951	14.3
MC-Five Mile Commercial Mortgage Finance LLC	8	8	160,337,768	12.8
Total	92	133	$1,255,180,419	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Units / Rooms	Cut-off Date Balance Per SF / Unit / Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Queen Ka’ahumanu Center	$88,500,000	7.1%	Retail	570,904	$155	1.23x	8.4%	73.8%
1201 North Market Street	85,500,000	6.8	Office	447,439	$191	1.61x	10.4%	69.5%
5599 San Felipe	80,000,000	6.4	Office	436,253	$183	1.58x	9.7%	64.0%
Twin Cities Premium Outlets	65,000,000	5.2	Retail	409,207	$281	2.42x	11.0%	53.2%
Fenley Office Portfolio	46,000,000	3.7	Office	922,903	$115	1.45x	10.2%	71.3%
IGT Retail Condominium	40,000,000	3.2	Retail	7,431	$5,383	1.90x	8.0%	55.6%
Dolce Living Burleson	25,400,000	2.0	Multifamily	240	$105,833	1.16x	7.4%	67.3%
Fountains Center	25,000,000	2.0	Mixed Use	184,363	$136	1.51x	10.1%	67.0%
Hotel Indigo Nashville	24,937,801	2.0	Hospitality	160	$155,861	2.00x	14.0%	66.7%
ART Maryland MF Portfolio	24,000,000	1.9	Multifamily	413	$58,111	1.48x	9.7%	68.8%
Top 10 Total / Wtd. Avg.	$504,337,801	40.2%				1.64x	9.8%	65.9%
Remaining Total / Wtd. Avg.	750,842,618	59.8				1.58x	10.1%	68.5%
Total / Wtd. Avg.	$1,255,180,419	100.0%				1.60x	10.0%	67.5%

Pari Passu Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Twin Cities Premium Outlets	$65,000,000	5.2%	1	$50,000,000	$115,000,000	GSMS 2014-GC26	Wells Fargo	LNR
Fenley Office Portfolio	$46,000,000	3.7%	1	$60,000,000	$106,000,000	CGCMT 2014-GC25	Wells Fargo	Midland
Bank of America Plaza	$23,330,000	1.9%	3	$376,670,000	$400,000,000	WFRBS 2014-C22	Wells Fargo	CWCapital

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
Fenley Office Portfolio(1)(2)	$46,000,000	$11,000,000	$60,000,000	$117,000,000	5.42453%	71.3%	78.7%	1.45x	1.22x
Village at Lakeside Apartments(3)	$10,250,000	$1,500,000	—	$11,750,000	5.39450%	67.9%	77.8%	1.39x	1.10x

(1)	The related mezzanine loan is initially being held by Soma Specialty Finance LLC and is secured by the mezzanine borrower’s ownership interest in the related mortgage borrower.
(2)
The related mortgage loan documents permit an affiliate of the borrower to acquire the entire outstanding related mezzanine loan at any time on or after August 1, 2021, so long as (i) no event of default exists under the related mortgage loan documents and (ii) the purchaser executes and delivers a subordination and standstill agreement acceptable to the lender and the rating agencies pursuant to which such purchaser is prohibited from exercising any rights or remedies under the related mezzanine loan for so long as any portion of the related mortgage loan is outstanding.

(3)	The related mezzanine loan is initially being held by GS Commercial Real Estate LP and is secured by the mezzanine borrower’s ownership interest in the related mortgage borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
Queen Ka’ahumanu Center	CGMRC	Kahului	Hawaii	Retail	$88,500,000	7.1%	MLMT 2005-MCP1; BSCMS 2004-BA5A
1201 North Market Street	SMF I	Wilmington	Delaware	Office	$85,500,000	6.8%	MLMT 2005-CKI1
Fountains Center	CGMRC	Boca Raton	Florida	Mixed Use	$25,000,000	2.0%	BSCMS 1999-WF2
Forsythia Court Apartments	CCRE	Abingdon	Maryland	Multifamily	$9,250,000	0.7%	MLMT 2007-C1
Cherry Tree Apartments	CCRE	Rosedale	Maryland	Multifamily	$5,800,000	0.5%	MLMT 2007-C1
Annhurst Apartments	CCRE	Belcamp	Maryland	Multifamily	$4,600,000	0.4%	MLMT 2007-C1
Merrifield Apartments	CCRE	Salisbury	Maryland	Multifamily	$4,350,000	0.3%	MLMT 2007-C1
Bank of America Plaza	CGMRC	Los Angeles	California	Office	$23,330,000	1.9%	MSC 2004-HQ4
Fairgrounds Plaza Timonium	GSMC	Timonium	Maryland	Retail	$23,300,000	1.9%	JPMCC 2007-CB18
190 East 98th Street	SMF I	Brooklyn	New York	Retail	$6,571,429	0.5%	GECMC 2005-C1
128-144 East 98th Street	SMF I	Brooklyn	New York	Retail	$5,214,286	0.4%	GECMC 2005-C1
90-92 East 98th Street	SMF I	Brooklyn	New York	Retail	$4,500,000	0.4%	GECMC 2005-C1
112 East 98th Street	SMF I	Brooklyn	New York	Retail	$3,714,286	0.3%	GECMC 2005-C1
Villas at Greenview	CGMRC	Great Mills	Maryland	Multifamily	$19,500,000	1.6%	FNA 2013-M4
North High Centre	GSMC	Columbus	Ohio	Retail	$4,233,432	0.3%	MCFI 1998-MC2
Wyandotte Centre	GSMC	Columbus	Ohio	Retail	$2,225,350	0.2%	MCFI 1998-MC2
McNaughten Centre	GSMC	Columbus	Ohio	Retail	$1,863,237	0.1%	MCFI 1998-MC2
Beechcroft Centre	GSMC	Columbus	Ohio	Retail	$1,566,963	0.1%	MCFI 1998-MC2
S & L Centre	GSMC	Whitehall	Ohio	Retail	$1,040,252	0.1%	MCFI 1998-MC2
West Broad Centre	GSMC	Columbus	Ohio	Retail	$948,078	0.1%	MCFI 1998-MC2
Village Centre	GSMC	Columbus	Ohio	Retail	$790,065	0.1%	MCFI 1998-MC2
Cypresswood Court Shopping Center	SMF I	Spring	Texas	Retail	$14,000,000	1.1%	GECMC 2005-C2
Fountains of Denton	SMF I	Denton	Texas	Multifamily	$12,400,000	1.0%	JPMCC 2006-CB15
Wilshire Woods	GSMC	San Antonio	Texas	Multifamily	$11,770,642	0.9%	MSC 2006-IQ11
Riverview	MC-Five Mile	Philadelphia	Pennsylvania	Office	$10,086,700	0.8%	JPMCC 2004-CBX
Bethel Centre	GSMC	Columbus	Ohio	Retail	$8,900,000	0.7%	MCFI 1998-MC2
Casa de Luna	SMF I	Fresno	California	Multifamily	$7,690,133	0.6%	COMM 2006-C8
Highlands at East Ellijay	GSMC	Ellijay	Georgia	Retail	$6,500,000	0.5%	GCCFC 2005-GG3
Belle Rive Club Apartments	CGMRC	Jacksonville	Florida	Multifamily	$5,200,000	0.4%	FNA 2014-M2
Park Place Apartments	SMF I	Shepherdsville	Kentucky	Multifamily	$4,194,758	0.3%	BACM 2005-1
Plaza de las Americas	MC-Five Mile	Houston	Texas	Retail	$4,150,000	0.3%	GECMC 2005-C1
Three Research Park	GSMC	College Station	Texas	Office	$3,587,385	0.3%	CSFB 2004-C4
Genesis Square	CCRE	Crossville	Tennessee	Retail	$1,958,843	0.2%	FUBOA 2001-C1
Bennington Place	CCRE	Roanoke	Virginia	Retail	$1,346,233	0.1%	GMACC 2002-C1

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	55	$511,498,356	40.8%	1.67x	66.2%	9.7%
Anchored	14	127,403,027	10.2	1.71x	67.9%	10.8%
Unanchored	25	125,402,499	10.0	1.61x	66.4%	9.6%
Super-Regional Mall	1	88,500,000	7.1	1.23x	73.8%	8.4%
Outlet Center	1	65,000,000	5.2	2.42x	53.2%	11.0%
Single Tenant Retail	9	44,054,255	3.5	1.37x	72.3%	8.6%
Specialty	1	40,000,000	3.2	1.90x	55.6%	8.0%
Shadow Anchored	4	21,138,575	1.7	1.57x	69.7%	10.7%
Office	24	$345,091,371	27.5%	1.56x	67.6%	10.0%
CBD	5	204,558,209	16.3	1.65x	66.7%	10.0%
General Suburban	19	140,533,162	11.2	1.44x	68.8%	10.1%
Multifamily	23	$189,213,962	15.1%	1.37x	70.0%	9.1%
Garden	22	183,488,962	14.6	1.37x	69.9%	9.0%
Student Housing	1	5,725,000	0.5	1.51x	72.4%	9.8%
Hospitality	9	$88,083,812	7.0%	1.84x	67.4%	13.3%
Limited Service	6	34,796,247	2.8	1.85x	67.1%	13.9%
Select Service	1	24,937,801	2.0	2.00x	66.7%	14.0%
Full Service	1	14,467,650	1.2	1.70x	65.8%	12.7%
Extended Stay	1	13,882,114	1.1	1.65x	71.2%	11.3%
Self Storage	13	$51,451,990	4.1%	1.74x	66.5%	9.8%
Mixed Use	5	$32,377,115	2.6%	1.48x	67.6%	10.0%
Office/Retail	2	26,661,916	2.1	1.50x	67.4%	10.1%
Multifamily/Retail	2	3,411,841	0.3	1.36x	66.0%	9.1%
Office/Multifamily	1	2,303,358	0.2	1.38x	72.9%	9.8%
Industrial	2	$25,422,459	2.0%	1.34x	76.0%	9.4%
Warehouse/Distribution	1	13,832,459	1.1	1.30x	76.8%	9.1%
Flex	1	11,590,000	0.9	1.38x	75.0%	9.8%
Manufactured Housing	2	$12,041,354	1.0%	1.71x	68.6%	12.2%
Total / Wtd. Avg.	133	$1,255,180,419	100.0%	1.60x	67.5%	10.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
Texas	19	$228,678,466	18.2%	$339,110,000	12.9%	$23,428,813	13.6%
California	15	129,148,514	10.3	774,750,000	29.6	47,663,888	27.8
Hawaii	1	88,500,000	7.1	120,000,000	4.6	7,456,647	4.3
New York	7	85,996,362	6.9	141,600,000	5.4	6,811,540	4.0
Delaware	1	85,500,000	6.8	123,000,000	4.7	8,858,169	5.2
Maryland	8	83,294,957	6.6	119,150,000	4.5	7,397,038	4.3
Ohio	14	72,997,618	5.8	107,710,000	4.1	8,390,045	4.9
Minnesota	1	65,000,000	5.2	216,000,000	8.2	12,654,021	7.4
Kentucky	13	55,919,758	4.5	162,810,000	6.2	11,864,456	6.9
Florida	4	55,290,286	4.4	78,190,000	3.0	5,197,037	3.0
Michigan	13	40,059,305	3.2	55,995,000	2.1	3,909,470	2.3
North Carolina	2	31,265,127	2.5	49,750,000	1.9	3,334,021	1.9
Tennessee	3	30,889,724	2.5	45,650,000	1.7	4,197,803	2.4
Illinois	3	28,240,374	2.2	38,300,000	1.5	2,929,191	1.7
Georgia	3	25,800,000	2.1	35,450,000	1.4	2,555,433	1.5
Pennsylvania	2	23,919,159	1.9	33,800,000	1.3	2,378,708	1.4
Louisiana	3	17,717,185	1.4	25,700,000	1.0	1,919,218	1.1
Alabama	2	17,600,000	1.4	25,000,000	1.0	1,581,867	0.9
South Carolina	2	17,332,445	1.4	24,200,000	0.9	1,776,809	1.0
Indiana	4	16,429,818	1.3	22,680,000	0.9	1,624,835	0.9
Arizona	1	10,500,000	0.8	14,200,000	0.5	1,017,409	0.6
Mississippi	4	10,079,115	0.8	14,180,000	0.5	1,164,403	0.7
West Virginia	1	8,484,402	0.7	13,900,000	0.5	1,118,635	0.7
Oregon	1	8,000,000	0.6	12,350,000	0.5	882,974	0.5
Massachusetts	1	6,650,000	0.5	9,525,000	0.4	490,050	0.3
Nevada	1	5,400,000	0.4	7,850,000	0.3	508,555	0.3
Rhode Island	1	3,650,000	0.3	4,660,000	0.2	321,466	0.2
Oklahoma	2	1,491,572	0.1	2,440,000	0.1	149,698	0.1
Virginia	1	1,346,233	0.1	2,450,000	0.1	152,522	0.1
Total	133	$1,255,180,419	100.0%	$2,620,400,000	100.0%	$171,734,721	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)
The Appraised Value used for the Fenley Office Portfolio mortgaged properties is based on the “as-is” portfolio value of $148,600,000. The aggregate appraised “as-is” value of the mortgaged properties on an individual basis is $139,450,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances

	Number of		% of Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool
Balances ($)	Loans	Balance	Balance
1,745,612 - 3,000,000	5	$12,257,740	1.0%
3,000,001 - 5,000,000	17	67,038,344	5.3
5,000,001 - 10,000,000	31	221,533,143	17.6
10,000,001 - 15,000,000	15	179,302,042	14.3
15,000,001 - 20,000,000	9	158,081,349	12.6
20,000,001 - 30,000,000	9	211,967,801	16.9
30,000,001 - 60,000,000	2	86,000,000	6.9
60,000,001 - 80,000,000	2	145,000,000	11.6
80,000,001 - 88,500,000	2	174,000,000	13.9
Total	92	$1,255,180,419	100.0%

Distribution of Underwritten DSCRs(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Range of UW DSCR (x)	Loans	Balance	Balance
1.16 - 1.20	2	$31,450,000	2.5%
1.21 - 1.30	8	184,742,102	14.7
1.31 - 1.40	18	155,137,378	12.4
1.41 - 1.50	19	216,496,594	17.2
1.51 - 1.60	12	175,543,874	14.0
1.61 - 1.70	10	183,273,937	14.6
1.71 - 1.80	6	50,972,090	4.1
1.81 - 1.90	4	57,877,554	4.6
1.91 - 2.00	5	68,652,928	5.5
2.01 - 2.10	2	28,822,544	2.3
2.11 - 2.79	6	102,211,417	8.1
Total	92	$1,255,180,419	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Amortization Type	Loans	Balance	Balance
Interest Only, Then
Amortizing(2)	35	$643,357,000	51.3%
Interest Only	11	214,817,500	17.1
Interest Only, Then
Amortizing - ARD(2)	1	21,000,000	1.7
Amortizing (30 Years)	33	287,888,613	22.9
Amortizing (25 Years)	12	88,117,307	7.0
Total	92	$1,255,180,419	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date.
(2)	Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
			% of
	Number of		Initial
	Mortgage	Cut-off Date Balance	Pool
Lockbox Type	Loans		Balance
Springing	53	$574,780,395	45.8%
Hard	26	538,523,918	42.9
None	7	66,567,776	5.3
Soft Springing	4	47,114,791	3.8
Soft	2	28,193,539	2.2
Total	92	$1,255,180,419	100.0%

Distribution of Cut-off Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Cut-off	Mortgage		Pool
Date LTV (%)	Loans	Cut-off Date Balance	Balance
45.8 - 50.0	2	$14,757,671	1.2%
50.1 - 60.0	6	130,002,633	10.4
60.1 - 65.0	14	200,588,954	16.0
65.1 - 70.0	31	419,935,269	33.5
70.1 - 75.0	35	453,702,504	36.1
75.1 - 77.4	4	36,193,388	2.9
Total	92	$1,255,180,419	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
			% of
	Number of		Initial
Range of Maturity	Mortgage		Pool
Date/ARD LTV (%)	Loans	Cut-off Date Balance	Balance
34.9 - 40.0	2	$14,757,671	1.2%
40.1 - 50.0	11	114,825,589	9.1
50.1 - 55.0	18	182,241,797	14.5
55.1 - 60.0	19	260,000,746	20.7
60.1 - 65.0	30	438,952,157	35.0
65.1 - 70.6	12	244,402,459	19.5
Total	92	$1,255,180,419	100.0%
(1)	See footnotes (1), (3) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Loan Purpose	Loans	Balance	Balance
Refinance	64	$983,439,497	78.4%
Acquisition	27	231,740,922	18.5
Recapitalization	1	40,000,000	3.2
Total	92	$1,255,180,419	100.0%

Distribution of Mortgage Interest Rates
			% of
	Number of		Initial
Range of Mortgage	Mortgage		Pool
Interest Rates (%)	Loans	Cut-off Date Balance	Balance
4.000 - 4.250	6	$111,770,127	8.9%
4.251 - 4.500	22	416,059,139	33.1
4.501 - 4.750	44	542,125,656	43.2
4.751 - 5.000	16	149,843,812	11.9
5.001 - 5.250	3	27,430,618	2.2
5.251 - 5.350	1	7,951,068	0.6
Total	92	$1,255,180,419	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance
7.0 - 8.0	6	$118,550,000	9.4%
8.1 - 9.0	12	197,827,366	15.8
9.1 - 10.0	30	370,739,781	29.5
10.1 - 11.0	20	365,283,246	29.1
11.1 - 12.0	8	58,565,913	4.7
12.1 - 13.0	8	72,575,362	5.8
13.1 - 14.0	6	59,172,954	4.7
14.1 – 17.5	2	12,465,796	1.0
Total	92	$1,255,180,419	100.0%
(1)	See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance
7.0 - 8.0	10	$232,259,642	18.5%
8.1 - 9.0	31	339,657,886	27.1
9.1 - 10.0	22	384,030,079	30.6
10.1 - 11.0	14	175,796,129	14.0
11.1 - 12.0	8	59,174,346	4.7
12.1 - 13.0	6	56,588,420	4.5
13.1 - 15.8	1	7,673,917	0.6
Total	92	$1,255,180,419	100.0%
(1)	See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
			% of
Original Partial	Number of		Initial
Interest Only	Mortgage		Pool
Period (months)	Loans	Cut-off Date Balance	Balance
12 - 24	13	$132,535,000	10.6%
25 - 36	12	$238,532,000	19.0%
37 - 48	1	$16,700,000	1.3%
49 - 60	10	$276,590,000	22.0%

Distribution of Original Terms to Maturity/ARD(1)
			% of
	Number of		Initial
Original Term to	Mortgage		Pool
Maturity/ARD (months)	Loans	Cut-off Date Balance	Balance
60	6	$71,854,937	5.7%
84	1	40,000,000	3.2
120	85	1,143,325,483	91.1
Total	92	$1,255,180,419	100.0%
(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
			% of
Range of Remaining	Number of		Initial
Terms to Maturity/ARD	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
58 - 60	6	$71,854,937	5.7%
61 - 120	86	1,183,325,483	94.3
Total	92	$1,255,180,419	100.0%
(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
			% of
Range of Original	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	11	$214,817,500	17.1%
300	13	104,817,307	8.4
360	68	935,545,613	74.5
Total	92	$1,255,180,419	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Remaining Amortization Terms(1)
Range of			% of
Remaining	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	11	$214,817,500	17.1%
296 - 330	13	104,817,307	8.4
331 - 360	68	935,545,613	74.5
Total	92	$1,255,180,419	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Prepayment Provisions
			% of
	Number of		Initial
Prepayment	Mortgage		Pool
Provision	Loans	Cut-off Date Balance	Balance
Defeasance	77	$978,289,734	77.9%
Yield Maintenance	13	257,490,685	20.5
Yield Maintenance
or Defeasance	2	19,400,000	1.5
Total	92	$1,255,180,419	100.0%

Distribution of Escrow Types
	Number		% of
	of		Initial
	Mortgage		Pool
Escrow Type	Loans	Cut-off Date Balance	Balance
Replacement Reserves(1)	84	$1,138,428,513	90.7%
Real Estate Tax	84	$1,135,658,172	90.5%
Insurance	68	$890,537,484	70.9%
TI/LC(2)	44	$722,465,152	79.0%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of Initial Pool Balance secured by retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)
			% of Initial			Debt Yield on
	Property	Cut-off Date	Pool	Remaining	Underwritten	Underwritten	Cut-off Date
Mortgage Loan Name	Type	Balance	Balance	Loan Term	NCF DSCR	NOI	LTV Ratio
129-131 Greene Street	Retail	$23,000,000	1.8%	59	1.72x	7.0%	62.2%
Lehigh Valley Industrial Complex	Industrial	$13,832,459	1.1%	59	1.30x	9.1%	76.8%
Cypress Station Square	Retail	$10,485,675	0.8%	59	1.87x	12.4%	71.6%
Millennia Housing Portfolio	Multifamily	$10,286,802	0.8%	59	1.42x	9.7%	68.2%
Village at Lakeside Apartments	Multifamily	$10,250,000	0.8%	58	1.39x	9.2%	67.9%
2025 Wilshire	Retail	$4,000,000	0.3%	58	1.58x	7.8%	61.5%

Class A-3 Principal Pay Down(1)
			% of Initial			Debt Yield on
	Property	Cut-off Date	Pool	Remaining	Underwritten	Underwritten	Cut-off Date
Mortgage Loan Name	Type	Balance	Balance	Loan Term	NCF DSCR	NOI	LTV Ratio
IGT Retail Condominium	Retail	$40,000,000	3.2%	84	1.90x	8.0%	55.6%

(1) The tables above present the mortgage loans whose balloon payments would be applied to pay down the aggregate principal balances of the Class A-2 and Class A-3 certificates, respectively, assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or anticipated repayment date. Each class of certificates, including the Class A-2 and Class A-3 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, yield maintenance charges, prepayment premiums and excess interest, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A, X-B, X-C and X-D certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates, up to, and pro rata, in accordance with their respective interest entitlements.

2.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above, and then (vii) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-5 in clause (vi) above. If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.   Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.   Class B and Class PEZ certificates: (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.   Class C and Class PEZ certificates: (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D certificates: (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C, Class X-D, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class E, Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class D, Class E, Class F, Class G and Class H certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class of certificates or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate principal amounts. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amounts of the Class F, Class G and Class H certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X Certificates) and trust components in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates and/or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-C, Class X-D, Class E, Class F, Class G, Class H, Class S or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and all the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Offered Certificates Distributions Prepayment Premiums” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans
Each of the Fenley Office Portfolio mortgage loan and the Bank of America Plaza mortgage loan are referred to in this Term Sheet as, individually, a “non-serviced loan” and, collectively, the “non-serviced loans”. The non-serviced loans and each related companion loan are being serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be effected in accordance with, the Controlling PSA set forth under the “Pari Passu Companion Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will, in each case, be governed by the related Controlling PSA. Each Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to each mortgage loan (other than a non-serviced loan) and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan (or, if applicable, serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the forgoing, servicing advances for each non-serviced loan will be made by the parties of, and pursuant to, the applicable Controlling PSA.

Appraisal Reduction Amounts
An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan (or serviced whole loan, if applicable) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated to the related mortgage loan and companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of a non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “--Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced loan that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of all certificates (exclusive of the Class X Certificates) senior to the Class E certificates, and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class. The controlling class is the most subordinate class of the Class E, Class F, Class G and Class H certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates. At any time when Class E is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

Seer Capital Management, LP is expected to purchase approximately 60% of the Class E, Class F, Class G, Class H and Class S certificates and, on the Closing Date, is expected to appoint Seer Capital Management, LP or an affiliate to be the initial Controlling Class Representative. LNR Securities Holdings, LLC, an affiliate of LNR Partners, LLC, Starwood Mortgage Capital LLC, Starwood Mortgage Funding I LLC and the borrower and the guarantor under the Cypresswood Court Shopping Center mortgage loan, is expected to purchase approximately 40% of the Class E, Class F, Class G, Class H and Class S certificates on the Closing Date.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) unless no class of the Class E, Class F, Class G and Class H certificates has an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicers to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan (other than a non-serviced loan) or serviced whole loan and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan (other than a non-serviced loan) or serviced whole loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time as no class of the Class E, Class F, Class G and Class H certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions as to which it previously had approval rights. After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of the serviced companion loans, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender.

If at any time that Seer Capital Management, LP, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then (1) the holder of the largest percentage in excess of 15% that sends notice of the election of a Controlling Class Representative will be entitled to so appoint a Controlling Class Representative or, (2) if no such holder sends notice pursuant to clause (1) and LNR Securities Holdings, LLC or its affiliate owns at least 15% of such class of certificates then such LNR entity will be the Controlling Class Representative and (3) if neither the events in clause (1) or (2) occurs, then a Control Termination Event be deemed to continue until such time as the certificate registrar receives any such notice in clauses (i), (ii) or (1).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights (continued)
With respect to a non-serviced whole loan, the controlling class representative for this transaction will have limited consultation rights, and the applicable controlling class representative (or equivalent entity) pursuant to the related Controlling PSA will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such non-serviced whole loan, as provided for in the related co-lender agreement and in the related Controlling PSA, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus.

Whole Loans
The Twin Cities Premium Outlets mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $65,000,000, represents approximately 5.2% of the Initial Pool Balance, and has one related companion loan with an outstanding principal balance as of the Cut-off Date of $50,000,000, which is currently held by Citigroup Global Markets Realty Corp., a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. The pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “serviced companion loan” and a “companion loan”. The Twin Cities Premium Outlets mortgage loan and the related pari passu companion loan are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “Twin Cities Premium Outlets whole loan”, a “serviced whole loan” and a “whole loan”.

The Fenley Office Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $46,000,000, represents approximately 3.7% of the Initial Pool Balance, and has one related companion loan with an outstanding principal balance as of the Cut-off Date of $60,000,000, which was securitized in connection with the issuance of the Citigroup Commercial Mortgage Trust 2014-GC25 Commercial Mortgage Pass-Through Certificates, Series 2014-GC25 (the “CGCMT 2014-GC25 transaction”). Such pari passu companion loan is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan”. The Fenley Office Portfolio mortgage loan and the related pari passu companion loan are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free writing Prospectus and are collectively referred to in this Term Sheet as the “Fenley Office Portfolio whole loan”, a “whole loan” and a “non-serviced whole loan”. The Fenley Office Portfolio whole loan will be serviced by the CGCMT 2014-GC25 master servicer and, if and to the extent necessary, the CGCMT 2014-GC25 special servicer under the Citigroup Commercial Mortgage Trust 2014-GC25 pooling and servicing agreement (referred to as the “CGCMT 2014-GC25 PSA” in this Term Sheet).

The Bank of America Plaza mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $23,330,000, represents approximately 1.9% of the Initial Pool Balance, and has three related companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $376,670,000. One companion loan was contributed to the mortgage pool backing the WFRBS Commercial Mortgage Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22 (referred to in this Term Sheet as the “WFRBS 2014-C22 transaction”). One companion loan was contributed to the mortgage pool backing the WFRBS Commercial Mortgage Trust 2014-C23, Commercial Mortgage Pass-Through Certificates, Series 2014-C23. One companion loan was contributed to the mortgage pool backing the CGCMT 2014-GC25 transaction. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan”. The Bank of America Plaza mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the free Writing Prospectus and are collectively referred to in this Term Sheet prospectus as the “Bank of America Plaza whole loan”, a “whole loan” and a “non-serviced whole loan”. The Bank of America Plaza whole loan will be serviced by the WFRBS 2014-C22 master servicer and, if and to the extent necessary, the WFRBS 2014-C22 special servicer, under the WFRBS Commercial Mortgage Trust 2014-C22 pooling and servicing agreement (referred to as the “WFRBS 2014-C22 PSA” in this Term Sheet).

The CGCMT 2014-GC25 PSA and WFRBS 2014-C22 PSA are also each referred to in this Term Sheet as the “Controlling PSA”.

In the case of the non-serviced whole loans, the related mortgage loans are referred to as “non-serviced loans”.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)
The Fenley Office Portfolio companion loan is an asset in the CGCMT 2014-GC25 transaction. The Fenley Office Portfolio mortgage loan and the related non-serviced companion loan are serviced by the CGCMT 2014-GC25 master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as the CGCMT 2014-GC25 special servicer, pursuant to the terms of the CGCMT 2014-GC25 PSA. Deutsche Bank Trust Company Americas, as the CGCMT 2014-GC25 trustee, or a custodian on its behalf, will hold the mortgage file for the Fenley Office Portfolio whole loan pursuant to the CGCMT 2014-GC25 PSA (other than the promissory note for the related mortgage loan, which will be held by the custodian under the pooling and servicing agreement for this securitization).

One of the Bank of America Plaza companion loans is an asset in the WFRBS 2014-C22 transaction. The Bank of America Plaza mortgage loan and the related non-serviced companion loans are serviced by the WFRBS 2014-C22 master servicer, and CWCapital Asset Management, LLC, as the WFRBS 2014-C22 special servicer, pursuant to the terms of the WFRBS 2014-C22 PSA. Wilmington Trust, National Association, as the WFRBS 2014-C22 trustee, or a custodian on its behalf, will hold the mortgage file for the Bank of America Plaza whole loan pursuant to the WFRBS 2014-C22 PSA (other than the promissory note for the related mortgage loan, which will be held by the custodian under the pooling and servicing agreement for this securitization).

For more information regarding the whole loans, see “—Transaction Parties and Significant Dates, Events and Periods—Companion Loan Holders” above and “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus.

Servicing Standard
Each of the mortgage loans (other than non-serviced loans) and serviced whole loans will be serviced by the master servicer and the applicable special servicer pursuant to the terms of the pooling and servicing agreement. In all circumstances, each of the master servicer and the applicable special servicer are obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder of the related serviced companion loan) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender. The applicable special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)  for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b)  for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer	Prior to the occurrence and continuance of a Control Termination Event, the controlling class representative may replace: (1) the special servicer with respect to all the mortgage loans (other than the non-serviced loans and the Cypresswood Court Shopping Center mortgage loan) and the serviced whole loans for cause at any time and without cause as follows: (a) for so long as Class E is the Controlling Class, without cause at any time and (b) for so long as Class F, Class G or Class H is the Controlling Class, without cause if either (i) LNR Partners, LLC or its affiliate is no longer the special servicer or (ii) LNR Securities Holdings, LLC or its affiliate owns less than 15% of such controlling class of certificates; and (2) the special servicer with respect to the Cypresswood Court Shopping Center mortgage loan with or without cause at any time. After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) may request a vote to replace either special servicer. The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and the Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of certificates (other than the Class S, the Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reduction amount allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer (continued)
At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the applicable special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of such special servicer resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than Class S, Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reduction amounts allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer.

In no event may LNR Partners, LLC or its affiliate act as special servicer with respect to the Cypresswood Court Shopping Center mortgage loan.

Servicing Compensation
Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced mortgage loan (or serviced whole loan, if applicable) (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan (or serviced whole loan, if applicable) but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or applicable special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the applicable special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan (or serviced whole loan, if applicable) will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by either special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan (or serviced whole loan, if applicable) or related REO property; provided, that if the serviced mortgage loan (or serviced whole loan, if applicable) ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the applicable special servicer prior to such serviced mortgage loan (or serviced whole loan, if applicable) ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan (or serviced whole loan, if applicable) ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan (or serviced whole loan, if applicable) (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the applicable special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced mortgage loan (or serviced whole loan, if applicable), and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the applicable special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or applicable special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan (or serviced whole loan, if applicable) that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan (or serviced whole loan, if applicable) that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Operating Advisor
Prior to the occurrence and continuance of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the applicable special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender.

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class PEZ or Class D certificates are outstanding, then at the option of the Controlling Class Representative, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including the right to accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:

— all special notices delivered

— summaries of final asset status reports

— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates

— an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than six (6) months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized,” “as repaired,” “hypothetical,” or “as renovated” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the Fenley Office Portfolio mortgage loan, the appraised value is the appraiser’s “as-is” value of $148,600,000 which represents the appraised value for the Fenley Office Portfolio as a whole and not the sum of the appraised values for each of the eleven individual Fenley Office Portfolio mortgaged properties. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio. With respect to the Hotel Indigo Nashville mortgage loan, the Appraised Value represents the appraiser’s “as-is” appraised value of $34,100,000 plus a stated $3,300,000 “capital deduction” related to capital improvements at the related mortgaged property for which $3,270,000 was reserved in connection with the origination of the Hotel Indigo Nashville mortgage loan (See “Hotel Indigo Nashville” in this Term Sheet).

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox account converts to a Hard Lockbox.

■
“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent increases generally within 13 months past the Cut-off Date (or, in the case of one mortgaged property, up to 37 months), in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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QUEEN KA’AHUMANU CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUEEN KA’AHUMANU CENTER

UPPER LEVEL
macy's
men's, children's, home
PARKING STRUCTURE
PARKING STRUCTURE
KA'AHUMANU THEATRES
sears
macy's
Foodland
LOWER LEVEL
macy's
men's, children's, home
PARKING STRUCTURE
PARKING STRUCTURE
sears
macy's
LEGEND
ANCHOR
JUNIOR ANCHOR
AUTOMATIC TELLER MACHINE
CUSTOMER SERVICE
ELEVATOR
ESCALATOR
MANAGEMENT OFFICE
RESTROOMS (located on 2nd floor)
STAIRS
TELEPHONE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUEEN KA’AHUMANU CENTER

Kahului Bay
340
Wailuku
Cruise Ship Terminal
Keopuolani Park
Kanaha Pond Wildlife Sanctuary
KAHULUI AIRPORT
LOWER MAIN ST
Maui Community College
E KAAHUMANU AVE
Maui Mall
Kahului Shopping Center
S PUUNENE AVE
Paahana Place
W KAAHUMANU AVE
Queen Ka'ahumanu Center
275 West Kaahumanu Avenue
Kahului, HI 96732
Maui Memorial Medical Center
HANA HWY
Kahului Park
Kahului
S PAPA AVE
Maui Marketplace
36
The Dunes at Maui Lani Golf Course
311
KUIHELANI HWY
MOKULELE HWY
380
PACIFIC OCEAN
Kahului
MAUI
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUEEN KA’AHUMANU CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Kahului, Hawaii	Cut-off Date Principal Balance		$88,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$155.02
Size (SF)	570,904	Percentage of Initial Pool Balance		7.1%
Total Occupancy as of 7/31/2014	93.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/31/2014	93.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1972 / 2014	Mortgage Rate		4.5900%
Appraised Value	$120,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$18,841,453
Underwritten Expenses	$11,384,806	Escrows
Underwritten Net Operating Income (NOI)	$7,456,647		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,714,439	Taxes	$119,763	$39,921
Cut-off Date LTV Ratio	73.8%	Insurance	$242,197	$48,439
Maturity Date LTV Ratio	67.6%	Replacement Reserves	$0	$7,136
DSCR Based on Underwritten NOI / NCF	1.37x / 1.23x	TI/LC(1)	$1,842,974	$54,714
Debt Yield Based on Underwritten NOI / NCF	8.4% / 7.6%	Other(2)	$1,302,730	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$88,500,000	98.3%	Loan Payoff	$86,036,211	95.6%
Other Sources	1,525,000	1.7	Reserves	3,507,663	3.9
			Closing Costs	455,219	0.5
			Principal Equity Distribution	25,907	0.0
Total Sources	$90,025,000	100.0%	Total Uses	$90,025,000	100.0%

(1)
The upfront portion of the TI/LC Reserve is allocated to the specified unfunded tenant obligations identified in the loan documents. The TI/LC Reserve is capped at $2,000,000, subject to replenishment.

(2)
The other upfront reserve of $1,302,730 represents (i) $664,663 for immediate repairs and (ii) $638,067 related to common areas maintenance expense charges paid by Macy’s subject to dispute between borrower and tenant.

■
The Mortgage Loan. The mortgage loan (the “Queen Ka’ahumanu Center Loan”) is evidenced by two pari passu notes in the aggregate original principal amount of $88,500,000, each of which is being contributed to the Issuing Entity, and is secured by a first mortgage encumbering the borrower’s fee interest in a retail property located in Kahului, Hawaii (the “Queen Ka’ahumanu Center Property”). The Queen Ka’ahumanu Center Loan was originated by Citigroup Global Markets Realty Corp. on September 30, 2014. The Queen Ka’ahumanu Center Loan had an original principal balance of $88,500,000 and has an outstanding principal balance as of the Cut-off Date of $88,500,000 which represents approximately 7.1% of the Initial Pool Balance, and bears interest at an interest rate of 4.5900% per annum. The proceeds of the Queen Ka’ahumanu Center Loan were primarily used to refinance existing debt on the Queen Ka’ahumanu Center Property.

The Queen Ka’ahumanu Center Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Queen Ka’ahumanu Center Loan requires interest only payments on each due date through and including the due date occurring in October 2019 and thereafter requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the Queen Ka’ahumanu Center Loan is the due date in October 2024. Voluntary prepayment of the Queen Ka’ahumanu Center Loan is permitted on or after the due date in July 2024 without payment of any prepayment premium or yield maintenance premium. Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The Queen Ka’ahumanu Center Property is a 570,904 SF super-regional mall located on the island of Maui in Kahului, Hawaii and was constructed in 1972 and most recently renovated in 2014. The Queen Ka’ahumanu Center Property is located in the Kahului-Wailuku metropolitan statistical area, three miles east of Maui’s main airport (Kahului Airport). As of July 31, 2014, Total Occupancy and Owned Occupancy were both 93.3%. The Queen Ka’ahumanu Center Property generates in-line, less than 10,000 SF, comparable tenant sales (tenants that report sales, have been in occupancy for a minimum of two Julys and are not classified as temporary), of approximately $489 per SF and an occupancy cost of 12.4% as of July 31, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUEEN KA’AHUMANU CENTER

The following table presents certain information relating to certain tenants (of which, certain tenants may have co-tenancy provisions) at the Queen Ka’ahumanu Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent(2)	Total Rent $ per SF/Screen(2)(3)	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost(2)	Renewal / Extension Options
Anchors
Macy’s(4)(5)	BBB/Baa2/BBB+	162,970	28.5%	Yes	$352,500	$2.16	Various	$202	3.1%	2, 10-year options
Sears(5)	CC/Caa1/CCC+	77,582	13.6	Yes	38,935	$0.50	10/17/2023	$257	0.7%	2, 10-year options
Total Anchors		240,552	42.1%		$391,435

Jr. Anchors
Ka’ahumanu Theatres	NR/NR/NR	27,966	4.9%	Yes	$870,000	$145,000.00	12/31/2019	$503,714	28.8%	1, 5-year option
Foodland Supermarket, Ltd.	NR/NR/NR	26,231	4.6	Yes	167,022	$6.37	5/31/2028	$995	1.5%	NA
Ben Franklin	NR/A1/AA-	12,880	2.3	Yes	293,352	$22.78	9/30/2024	$221	9.7%	NA
Total Jr. Anchors		67,077	11.7%		$1,330,373

In-line		150,259	26.3%		$5,980,100	$39.80		$489	12.4%
Temporary In-Line		62,365	10.9		$692,885	$11.11		NA	NA
Other		12,584	2.2		$370,680	$29.46		NA	NA
Vacant Spaces		38,067	6.7		$0	$0.00		NA	NA
Total SF		570,904	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Total Rent, Tenant Sales and Occupancy Cost as of TTM July 31, 2014.
(3)	Ka’ahumanu Theatres’ Total Rent $ per SF/Screen and Tenant Sales $ per SF/Screen are based on six screens.
(4)
Macy’s has two spaces at the Queen Ka’ahumanu Center Property. One space is 82,950 SF with a lease expiration of November, 30 2024 and the other is 80,020 SF with a lease expiration of October 31, 2024.

(5)	Macy’s and Sears are both ground lease tenants. The borrower owns the land and the tenant owns the improvements.

The following table presents certain information relating to the major tenants at the Queen Ka’ahumanu Center Property (of which, certain tenants may have co-tenancy provisions):

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF/Screen(2)	Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost	Renewal / Extension Options
Ka’ahumanu Theatres	NR/NR/NR	27,966	4.9%	$870,000	9.9%	$145,000.00	12/31/2019	$503,714	28.8%	1, 5-year option
Macy’s(3)(4)	NR/Baa2/BBB+	162,970	28.5%	352,500	4.0	2.16	Various	$202	3.1%	2, 10-year options
Ben Franklin	NR/A1/AA-	12,880	2.3%	293,352	3.3	22.78	9/30/2024	$221	9.7%	NA
Forever 21	NR/NR/NR	6,860	1.2%	225,768	2.6	32.91	4/30/2018	$351	17.2%	NA
PacSun	NR/NR/NR	5,585	1.0%	201,060	2.3	36.00	1/31/2018	$276	22.4%	NA
Koho Grill & Bar	NR/NR/NR	3,918	0.7%	198,858	2.3	50.75	12/31/2015	$720	9.2%	NA
Ruby’s Diner	NR/NR/NR	5,268	0.9%	197,157	2.2	37.43	3/31/2023	$403	12.5%	NA
Foodland Supermarket, Ltd.	NR/NR/NR	26,231	4.6%	167,022	1.9	6.37	5/31/2028	$995	1.5%	NA
Sprint	B+/B1/BB-	2,994	0.5%	164,670	1.9	55.00	3/31/2016	$580	13.1%	NA
Fun Factory	NR/NR/NR	5,048	0.9%	151,440	1.7	30.00	8/31/2020	$217	21.9%	NA
Ten Largest Owned Tenants		259,720	45.5%	$2,821,827	32.2%	$10.86
Remaining Owned Tenants		273,117	47.8	5,943,647	67.8	21.76
Vacant Spaces (Owned Space)		38,067	6.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		570,904	100.0%	$8,765,474	100.0%	$16.45

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Ka’ahumanu Theatres’ UW Base Rent $ per SF/Screen and Tenant Sales $ per SF/Screen are based on six screens.
(3)
Macy’s has two spaces at the Queen Ka’ahumanu Center Property. One space is 82,950 SF with a lease expiration of November, 30 2024 and the other is 80,020 SF with a lease expiration of October 31, 2024.

(4)	Macy’s is a ground lease tenant. The borrower owns the land and the tenant owns the improvements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUEEN KA’AHUMANU CENTER

The following table presents the lease rollover schedule at the Queen Ka’ahumanu Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	20,186	3.5%	3.5%	$454,945	5.2%	$22.54	12
2014	4,832	0.8	4.4%	247,170	2.8	51.15	3
2015	77,343	13.5	17.9%	1,796,944	20.5	23.23	36
2016	24,840	4.4	22.3%	1,022,342	11.7	41.16	13
2017	12,716	2.2	24.5%	482,000	5.5	37.91	7
2018	28,873	5.1	29.6%	1,135,767	13.0	39.34	10
2019	34,223	6.0	35.6%	1,167,869	13.3	34.13	5
2020	9,142	1.6	37.2%	356,068	4.1	38.95	4
2021	12,644	2.2	39.4%	344,194	3.9	27.22	4
2022	0	0.0	39.4%	0	0.0	0.00	0
2023	89,859	15.7	55.1%	361,551	4.1	4.02	5
2024	180,337	31.6	86.7%	851,981	9.7	4.72	4
2025 & Thereafter	37,842	6.6	93.3%	544,643	6.2	14.39	4
Vacant	38,067	6.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	570,904	100.0%		$8,765,474	100.0%	$16.45	107

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Queen Ka’ahumanu Center Property:

Historical Leased %(1)
	2011	2012	2013	As of 7/31/2014
Owned Space	92.6%	93.1%	91.3%	93.3%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year, unless otherwise specified.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Queen Ka’ahumanu Center Property:

Cash Flow Analysis(1)

	2010	2011	2012	2013	TTM 6/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$7,903,435	$7,506,193	$8,123,248	$8,295,736	$8,396,589	$8,604,815	$15.07
Contractual Rent Steps	0	0	0	0	0	160,658	0.28
Percentage Rent	802,875	970,475	780,345	627,319	533,108	525,966	0.92
Gross Up Vacancy	0	0	0	0	0	1,915,396	3.36
Total Rent	$8,706,310	$8,476,668	$8,903,593	$8,923,055	$8,929,697	$11,206,835	$19.63
Total Reimbursables	8,738,242	8,727,462	8,536,426	8,556,781	8,622,763	8,696,467	15.23
Other Income(3)	908,355	904,341	856,816	907,085	853,546	853,546	1.50
Vacancy & Credit Loss	(749,006)	(1,018,626)	(381,149)	(86,702)	(59,506)	(1,915,396)	(3.36)
Effective Gross Income	$17,603,901	$17,089,844	$17,915,686	$18,300,220	$18,346,500	$18,841,453	$33.00

Real Estate Taxes	$456,720	$458,634	$459,453	$489,685	$518,411	$461,921	$0.81
Insurance	344,780	423,851	458,605	480,541	523,083	553,592	0.97
Management Fee	499,715	539,939	545,806	560,719	608,012	565,244	0.99
Other Operating Expenses	8,792,522	9,497,450	9,887,405	9,731,161	9,728,254	9,804,049	17.17
Total Operating Expenses	$10,093,737	$10,919,874	$11,351,269	$11,262,106	$11,377,760	$11,384,806	$19.94

Net Operating Income	$7,510,164	$6,169,970	$6,564,417	$7,038,114	$6,968,740	$7,456,647	$13.06
TI/LC	0	0	0	0	0	656,573	1.15
Capital Expenditures	0	0	0	0	0	85,636	0.15
Net Cash Flow	$7,510,164	$6,169,970	$6,564,417	$7,038,114	$6,968,740	$6,714,439	$11.76

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the July 31, 2014 rent roll with contractual rent steps taken through October 1, 2015.
(3)	Other income includes specialty leasing income and promotional income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUEEN KA’AHUMANU CENTER

■	Appraisal. According to the appraisal, the Queen Ka’ahumanu Center Property had an “as-is” appraised value of $120,000,000 as of an effective date of August 14, 2014.

■
Environmental Matters. A Phase I environmental report, dated April 28, 2014, did not identify the presence of a recognized environmental condition and recommended no further action other than the institution of an operations and maintenance plan for asbestos, which was in place at origination of the Queen Ka’ahumanu Center Loan.

■
Market Overview and Competition. The Queen Ka’ahumanu Center Property is a super-regional mall located in Kahului, Hawaii and is the only regional mall with national department stores on the island of Maui. The Queen Ka’ahumanu Center Property is located in close proximity to both the Kahului Airport and the cruise ship terminal in Kahului Harbor, which attracts a mix of both local residents and tourists. The Maui retail landscape includes a total of nine properties, including the Queen Ka’ahumanu Center Property, with only four of the remaining eight properties located within 16 miles from the Queen Ka’ahumanu Center Property. The four properties located within 16 miles of the Queen Ka’ahumanu Center Property consist primarily of grocery-anchored shopping center or power centers with big box retailers. As of 2013, the population within a 3-mile radius of the Queen Ka’ahumanu Center Property was 51,017 with an average household income of $70,866.

The following table presents certain information relating to the primary competition for the Queen Ka’ahumanu Center Property:

Competitive Set(1)
	Queen Ka’ahumanu Center	Maui Mall Kahului	Maui Marketplace Kahului	The Shops at Wailea Wailea-Makena	Whaler’s Village Lahaina
Distance from Subject	-	1.4 miles	2.2 miles	16 miles	23 miles
Property Type	Super-Regional Mall	Community Center	Power Center	Resort Retail	Resort Retail
Year Built / Renovated	1972 / 2014	1971 / 1995	1997 / NAP	1978 / 1990	2012 / NAP
Total GLA	570,904	211,700	272,000	196,180	105,630
Total Occupancy	93.3%	99.0%	96.0%	100.0%	100.0%
Anchors	Macy’s, Sears, Ka’ahumanu Theatres, Foodland Supermarket, Ltd.	Whole Foods, Regal Maui Megaplex 12, Longs Drug Store	Lowe’s, Sports Authority, Old Navy, OfficeMax	Ruth’s Chris Steak House, Tiffany & Co., Gucci, Louis Vuitton	Louis Vuitton, Coach, Baron & Leeds, Sephora

(1)	Source: Appraisal.

■
The Borrower. The borrower is QKC Maui Owner, LLC, a recycled single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Queen Ka’ahumanu Center Loan. The Queen Ka’ahumanu Center Loan’s borrower sponsor and nonrecourse carve-out guarantor is Scott J. Seligman. Scott J. Seligman is the Group Vice-President of Seligman & Associates, a company that was founded in 1954 and is involved in the development, acquisition and management of commercial and residential properties throughout the western United States.

■
Escrows. In connection with the origination of the Queen Ka’ahumanu Center Loan, the borrower funded aggregate reserves of $3,507,663 with respect to the Queen Ka’ahumanu Center Property, comprised of (i) $119,763 for real estate taxes, (ii) $242,197 for insurance premiums, (iii) $1,842,974 for unfunded obligations relating to existing leases at the Queen Ka’ahumanu Center Property (including, without limitation, tenant improvements and leasing commissions), (iv) $664,663 for deferred maintenance and (v) $638,067 relating to common area maintenance expense charges paid by Macy’s subject to dispute between borrower and tenant (the “Macy’s CAM Reserve”).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUEEN KA’AHUMANU CENTER

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Queen Ka’ahumanu Center Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the Queen Ka’ahumanu Center Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period, (iii) a replacement reserve in the amount of $7,136 for replacements to the Queen Ka’ahumanu Center Property and (iv) a TI/LC reserve in the amount of $54,714 for tenant improvements and leasing commissions capped at $2,000,000 (with replenishment). Further, in certain circumstances as set forth in the Queen Ka’ahumanu Center Loan documents in the event that the dispute with Macy’s is not resolved by March 30, 2015, the lender can require monthly deposits (in an amount reasonably determined by the lender and not to exceed $10,000 per month) into the Macy’s CAM Reserve.

■
Lockbox and Cash Management. The Queen Ka’ahumanu Center Loan requires a hard lockbox, which is already in place, with springing cash management. Pursuant to the Queen Ka’ahumanu Center Loan documents, the borrower is required to direct all tenants to deposit all rents into the lockbox account during the term of the Queen Ka’ahumanu Center Loan. On each business day that no Queen Ka’ahumanu Center Trigger Period is continuing, all amounts in the lockbox account are required to be swept to an operating account of the borrower. During the continuance of a Queen Ka’ahumanu Center Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, provided no event of default is continuing, applied to payment of applicable debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into the excess cash flow reserve. Funds in the excess cash flow reserve are (i) to the extent no Queen Ka’ahumanu Center Trigger Period is continuing, to be swept into the borrower’s operating account, and (ii) to the extent a Queen Ka’ahumanu Center Trigger Period is continuing, to be held by the lender as additional collateral for the Queen Ka’ahumanu Center Loan. After the occurrence and during the continuance of an event of default under the Queen Ka’ahumanu Center Loan documents, the lender may apply any funds in the cash management account to amounts payable under the Queen Ka’ahumanu Center Loan (and/or toward the payment of expenses of the Queen Ka’ahumanu Center Property), in such order of priority as the lender may determine.

A “Queen Ka’ahumanu Center Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Queen Ka’ahumanu Center Loan documents, (ii) the debt service coverage ratio being less than 1.10x and (iii) the occurrence of a Queen Ka’ahumanu Center Specified Tenant Trigger Period; and (B) expiring upon (x) with respect to clause (i) above, the cure (if applicable) of such event of default under the Queen Ka’ahumanu Center Loan documents, (y) with respect to clause (ii) above, the debt service coverage ratio being equal to or greater than 1.10x for two consecutive calendar quarters and (z) with respect to clause (iii) above, a Queen Ka’ahumanu Center Specified Tenant Trigger Period ceasing to be in effect.

A “Queen Ka’ahumanu Center Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) Macy’s (or any replacement tenant or guarantor of a lease of the space demised under either Macy’s lease) (each a “Specified Tenant”) being in monetary default under either of its leases, (ii) a Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark” in its space, (iii) a Specified Tenant giving notice that it is terminating its lease for all or any portion of its premises, (iv) any termination, cancellation or failure to be in full force and effect of any Specified Tenant lease, (v) any bankruptcy or similar insolvency of any Specified Tenant, (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior to the earlier of 12 months prior to the expiration of the lease term and the date on which notice is required under such lease and (vii) Macy’s West Stores, Inc. no longer maintaining a long term unsecured debt rating of BBB-; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (including an estoppel certificate) of (1) the cure of the applicable event giving rise to the Queen Ka’ahumanu Center Specified Tenant Trigger Period in accordance with the terms of the Queen Ka’ahumanu Center Loan documents, or (2) the borrower leasing the entire Specified Tenant space in accordance with the terms of the Queen Ka’ahumanu Center Loan documents and the applicable tenant under the lease paying the full amount of the rent due under its lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUEEN KA’AHUMANU CENTER

■
Property Management. The Queen Ka’ahumanu Center Property is currently managed by Jones Lang LaSalle Americas, Inc., pursuant to a management agreement. Under the Queen Ka’ahumanu Center Loan documents, the Queen Ka’ahumanu Center Property may not be managed by any party other than Jones Lang LaSalle Americas, Inc., provided, however, the borrower is permitted to replace the property manager, if no event of default under the Queen Ka’ahumanu Center Loan documents exists and certain other conditions under the Queen Ka’ahumanu Center Loan documents are satisfied, with: (a) Pacific Retail Capital Partners LLC (provided there is no material adverse change in its financial condition or reputation after the origination date of the Queen Ka’ahumanu Center Loan), (b) S.M Farthington Ltd., LLC (provided there is no material adverse change in its financial condition or reputation after the origination date of the Queen Ka’ahumanu Center Loan), or (c) a property manager approved by the lender in writing, which such approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists an event of default under the Queen Ka’ahumanu Center Loan documents; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The Queen Ka’ahumanu Center Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the Queen Ka’ahumanu Center Property. The Queen Ka’ahumanu Center Loan documents also require business interruption insurance covering no less than the 18-month period following the occurrence of a casualty event, together with a six-month extended period of indemnity. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

1201 NORTH MARKET STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1201 NORTH MARKET STREET

1201 North Market Street

FLOOR	Tenants	SF
ROOF	Rooftop Antenna Licenses	
PENT	Penthouse Mechanical Room	
23	Marvin & Palmer 15,157 SF Exp. 12/2017	15,157
22	Marvin & Palmer (subleased to Morris Nichols Arsht & Tunnell) 15,029 SF Exp. 12/2017	15,029
21	DLA Piper LLP 17,050 SF Exp. 9/2024	17,050
20	Merrill Lynch 17,050 SF Exp. 1/2018	17,050
19	Morris Nichols Arsht & Tunnell 20,556 SF Exp. 12/2028	20,556
18	Morris Nichols Arsht & Tunnell 20,556 SF Exp. 12/2028	20,556
17	Morris Nichols Arsht & Tunnell 20,555 SF Exp. 12/2028	20,555
16	Morris Nichols Arsht & Tunnell 20,882 SF Exp. 12/2028	20,882
15	Reed Smith LLP 12,004 SF Exp. 2/2019; The Glenmede Corporation 8,778 SF Exp. 2/2018	20,782
14	Computer Aid, Inc. 2,778 SF Exp. 6/2016; Venable, LLP 3,571 SF Exp. 5/2018; The Rockefeller Trust 2,197 SF Exp. 11/2020; Brown Advisory 3,438 SF Exp. 5/2016; Vacant 2,081 SF; The Siegfried Group 4,151 SF Exp. 11/2019; J. Safra Investment Corporation 1,126 SF Exp. 2/2020; Sidley Austin 1,519 SF Exp. 9/2017	20,861
12	The Northern Trust Company 5,051 SF Exp. 6/2015; Bloomberg, LP 2,341 SF Exp. 1/2020; Nuclear Insurance 13,349 SF Exp. 7/2018	20,741
11	Nuclear Insurance 20,453 SF Exp. 7/2018	20,453
10	Comcast Capital Corporation 9,494 SF Exp. 3/2016; First Republic Bank 1,980 SF Exp. 6/2017; Cozen O'Connor 9,046 SF Exp. 3/2020; Vacant 160 SF	20,680
9	Blank Rome LLP (subleased to Maron and Marvel) 20,480 SF Exp. 12/2016	20,480
8	Blank Rome LLP 20,480 SF Exp. 12/2016	20,480
7	The Siegfried Group 10,677 SF Exp. 11/2019; Electronic Payment Exchange (EPX) 9,995 SF Exp. 12/2021	20,672
6	Vacant 20,672 SF	20,672
5	Mercer (US) Inc. 4,873 SF Exp. 10/2018; Unidel Foundation, Inc. 850 SF Exp. 1/2017; Vacant 1,705 SF; Vacant 8,462 SF; Vacant 4,902 SF	20,792
4	McConnell Development, Inc. 7,165 SF Exp. 10/2019; Marketing Associates LLC 8,826 SF Exp. 2/2024; Vacant 4,489 SF	20,480
3	Vacant 25,170 SF	25,170
2	IPR International, LLC 18,540 SF Exp. 4/2026; IPR International, LLC 14,253 SF Exp. 4/2026	32,793
1	Incubator Space (DE Innovation Center) 2,875 SF MTM; Marvin & Palmer 1,792 SF Exp. 12/2017; Vacant 677 SF; FedEx Kinko's Inc. 2,556 SF Exp. 2/2018; Urban Café 6,044 SF Exp. 12/2024; Franklin Mint Federal Credit Union 780 SF Exp. 9/2016; Vacant 824 SF	15,548
	TOTAL	447,439

VACANT | BUILDING | MTM | 2014-2015 | 2016-2017 | 2018-2019 | 2020+

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1201 NORTH MARKET STREET

PENNSYLVANIA
DELAWARE
Philadelphia
Trenton
Wilmington
NEW JERSEY
Elsmere
Ardentown
Newark
New Castle
NEW CASTLE AIRPORT
Delaware River
1201 North Market Street
1201 North Market Street
Wilmington, DE 19801
Alfred Dupont Hospital For Children
Widener University School Of Law
Concord Mall
Brandywine Town Center
Fairfax Shopping Center
Miller Shopping Center
Riverview Cemetery
Merchants Square
Silverbrook Memorial Park
Cathedral Cemetery
Daniel S Frawley Stadium
Prices Corner
Kirkwood Plaza Shopping Center
Midway Shopping Center
Delaware Park Racetrack And Casino
Christiana Care Health System
Delaware Technical Cc
Strawbridge Christiana Mall
University Plaza
New Castle Square Mall
Airport Shopping Center
Penn Mart Shopping Center
Wilmington University New Castle
Gracelawn Memorial Park
Branmar Plaza
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1201 NORTH MARKET STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	SMF I
Location (City/State)	Wilmington, Delaware	Cut-off Date Principal Balance	$85,500,000
Property Type	Office	Cut-off Date Principal Balance per SF	$191.09
Size (SF)	447,439	Percentage of Initial Pool Balance	6.8%
Total Occupancy as of 10/27/2014	84.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/27/2014	84.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	1988 / NAP	Mortgage Rate	4.4340%
Appraised Value	$123,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36

Underwritten Revenues	$14,645,607
Underwritten Expenses	$5,787,438	Escrows
Underwritten Net Operating Income (NOI)	$8,858,169	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,318,681	Taxes	$447,041	$130,438
Cut-off Date LTV Ratio	69.5%	Insurance	$125,727	$15,716
Maturity Date LTV Ratio	60.8%	Replacement Reserves	$0	$7,457
DSCR Based on Underwritten NOI / NCF	1.72x / 1.61x	TI/LC(1)	$0	$37,500
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.7%	Other(2)	$780,614	$45,861

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$85,500,000	96.2%	Loan Payoff	$86,435,314	97.3%
Principal’s New Cash Contribution	3,364,803	3.8	Reserves	1,353,382	1.5
			Closing Costs	1,076,108	1.2

Total Sources	$88,864,803	100.0%	Total Uses	$88,864,803	100.0%

(1)	The TI/LC reserve is capped at $1,500,000. See “—Escrows” below.
(2)
Other upfront reserve represents an outstanding tenant improvement allowance related to tenant Morris Nichols Arsht & Tunnell of $550,326 and an additional outstanding tenant improvements and leasing commissions reserve of $230,288. Other monthly reserve includes an ongoing reserve for future outstanding tenant improvements and leasing commissions related to tenant Morris Nichols Arsht & Tunnell of $45,861 up to and including the payment date in November 2016. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “1201 North Market Street Loan”) is evidenced by a note in the original principal amount of $85,500,000 and is secured by a first mortgage encumbering a 447,439 SF Class A office building located in Wilmington, Delaware (the “1201 North Market Street Property”). The 1201 North Market Street Loan was originated by Starwood Mortgage Capital LLC on October 29, 2014 and will be acquired by Starwood Mortgage Funding I LLC on or prior to the securitization Closing Date. The 1201 North Market Street Loan represents approximately 6.8% of the Initial Pool Balance. The note evidencing the 1201 North Market Street Loan has an outstanding principal balance as of the Cut-off Date of $85,500,000 and an interest rate of 4.4340% per annum. The borrower utilized the proceeds of the 1201 North Market Street Loan to refinance the 1201 North Market Street Property.

The 1201 North Market Street Loan had an initial term of 120 months and has a remaining term of 119 months. The 1201 North Market Street Loan requires interest only payments for the first 36 payments following origination and, thereafter, requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date is the due date in November 2024. Voluntary prepayment of the 1201 North Market Street Loan is permitted on or after the due date in August 2024 without payment of any prepayment premium or yield maintenance charge. Provided that no event of default has occurred and is continuing, defeasance with non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The 1201 North Market Street Property is a 447,439 SF Class A office property located in downtown Wilmington, Delaware in New Castle County. The 1201 North Market Street Property was built in 1988 by the architectural firm Skidmore, Owings & Merrill. The 1201 North Market Street Property is the tallest building in the Wilmington CBD and is home to tenants such as Blank Rome LLP, Venable LLP, Sidley Austin LLP, Merrill Lynch, The Rockefeller Trust and Bloomberg LP. The collateral securing the 1201 North Market Street Loan consists of one 23-story high-rise office building situated on approximately 1.26 acres. The 1201 North Market Street Property features below-grade parking, on-site property management, 24/7 access and security, backup generators and redundant power feeds. Additionally, the 1201 North Market Street Property is a Tier III data colocation center and, through tenant IPR International, provides high speed data connections to area networks and providers as far away as Philadelphia, Georgetown and Baltimore via more than 400 strands of dark fiber.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1201 NORTH MARKET STREET

The 1201 North Market Street Property is centrally located in downtown Wilmington, Delaware within walking distance of Market Street Mall, Rodney Square, an Amtrak station, local restaurants, banking facilities, hotels, dry cleaning services and day care providers. The 1201 North Market Street Property also has immediate access to I-95 and the northern and western suburbs of Wilmington Delaware. As of October 27, 2014, Total Occupancy and Owned Occupancy at the 1201 North Market Street Property were both 84.5%.

The following table presents certain information relating to the major tenants at the 1201 North Market Street Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Morris Nichols Arsht & Tunnell	NR / NR / NR	82,549	18.4%	$2,311,372	20.0%	$28.00	12/31/2028	2, 5-year options
Blank Rome LLP(2)	NR / NR / NR	40,960	9.2	1,507,328	13.0	36.80	12/31/2016	7, 5-year options
Nuclear Insurance	NR / NR / NR	33,802	7.6	1,168,350	10.1	34.56	7/31/2018	2, 5-year options
Marvin & Palmer(3)	NR / NR / NR	31,978	7.1	1,095,762	9.5	34.27	12/31/2017	2, 5-year options
IPR International, LLC	NR / NR / NR	32,793	7.3	821,906	7.1	25.06	4/30/2026	3, 5-year options
Merrill Lynch(4)	A / Baa2 / NR	17,050	3.8	511,500	4.4	30.00	1/31/2018	1, 5-year option
DLA Piper LLP	NR / NR / NR	17,050	3.8	489,336	4.2	28.70	9/30/2024	(5)
The Siegfried Group	NR / NR / NR	14,828	3.3	455,961	3.9	30.75	11/30/2019	2, 5-year options
Reed Smith LLP	NR / NR / NR	12,004	2.7	416,680	3.6	34.71	2/14/2019	2, 5-year options
The Glenmede Corporation	NR / NR / NR	8,778	2.0	294,239	2.5	33.52	2/28/2018	1, 2-year option
Ten Largest Tenants		291,792	65.2%	$9,072,433	78.5%	$31.09
Remaining		86,505	19.3	2,491,623	21.5	28.80
Vacant Spaces		69,142	15.5	0	0.0	0.00
Total / Wtd. Avg. All Tenants		447,439	100.0%	$11,564,056	100.0%	$30.57

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Blank Rome LLP subleases one suite, representing approximately 4.6% of the net rentable area at the 1201 North Market Street Property, to Maron and Marvel.
(3)
A portion of the space leased by Marvin & Palmer, representing 3.4% of the net rentable area, is dark. Marvin & Palmer subleases that portion of the space to Morris Nichols Arsht & Tunnell on a month-to-month basis. DLA Piper LLP has executed a lease for the dark space to commence on February 1, 2018.

(4)
Merrill Lynch has a one-time right to terminate its lease effective October 1, 2016 upon nine months’ notice and payment of a termination fee equal to eight months’ base rent and unamortized leasing commissions.

(5)	DLA Piper LLP has one ten-year or two five-year renewal options.

The following table presents the lease rollover schedule at the 1201 North Market Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,875	0.6%	0.6%	$9,600	0.1%	$3.34	1
2014	0	0.0	0.6%	0	0.0	0.00	0
2015	5,051	1.1	1.8%	193,100	1.7	38.23	1
2016	57,450	12.8	14.6%	1,976,395	17.1	34.40	5
2017	36,327	8.1	22.7%	1,235,028	10.7	34.00	4
2018	70,630	15.8	38.5%	2,308,612	20.0	32.69	7
2019	33,997	7.6	46.1%	1,116,251	9.7	32.83	3
2020	14,710	3.3	49.4%	471,437	4.1	32.05	4
2021	9,995	2.2	51.6%	289,855	2.5	29.00	1
2022	0	0.0	51.6%	0	0.0	0.00	0
2023	0	0.0	51.6%	0	0.0	0.00	0
2024	31,920	7.1	58.8%	830,501	7.2	26.02	3
2025 & Thereafter	115,342	25.8	84.5%	3,133,278	27.1	27.17	2
Vacant	69,142	15.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	447,439	100.0%		$11,564,056	100.0%	$30.57	31

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1201 NORTH MARKET STREET

The following table presents certain information relating to historical leasing at the 1201 North Market Street Property:

Historical Leased %(1)

2011	2012	2013	As of 10/27/2014
82.0%	84.0%	81.0%	84.5%

(1)	As provided by the borrower and reflects average occupancy for the specified year unless otherwise indicated.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1201 North Market Street Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 7/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$11,686,556	$10,892,823	$11,134,308	$10,767,219	$11,564,056	$25.84
Gross Up Vacancy	0	0	0	0	2,198,176	4.91
Total Rent	$11,686,556	$10,892,823	$11,134,308	$10,767,219	$13,762,232	$30.76
Total Reimbursables	1,687,325	1,281,447	1,381,813	1,323,673	1,451,723	3.24
Parking Income	968,112	916,034	1,055,981	1,055,654	1,055,654	2.36
Other Income(3)	633,695	576,051	598,670	574,174	574,174	1.28
Vacancy & Credit Loss	0	0	0	0	(2,198,176)	(4.91)
Effective Gross Income	$14,975,688	$13,666,355	$14,170,772	$13,720,721	$14,645,607	$32.73

Total Operating Expenses	$5,141,503	$5,397,021	$5,661,280	$5,731,325	$5,787,438	$12.93

Net Operating Income	$9,834,185	$8,269,334	$8,509,492	$7,989,396	$8,858,169	$19.80
TI/LC	0	0	0	0	450,000	1.01
Capital Expenditures	0	0	0	0	89,488	0.20
Net Cash Flow	$9,834,185	$8,269,334	$8,509,492	$7,989,396	$8,318,681	$18.59

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent based on the in place rent roll dated October 27, 2014 with rent steps through May 1, 2015.
(3)	Includes storage, antenna and other miscellaneous income.

■	Appraisal. According to the appraisal, the 1201 North Market Street Property had an “as-is” appraised value of $123,000,000 as of September 25, 2014.

■
Environmental Matters. According to a Phase I environmental report, dated October 1, 2014, there are no recognized environmental conditions or recommendations for further action other than an operations and maintenance plan for asbestos, which was implemented in connection with the origination of the 1201 North Market Street Loan.

■
Market Overview and Competition. The 1201 North Market Street Property is located in Wilmington, Delaware, in New Castle County. The 1201 North Market Street Property encompasses an entire city block with frontage on Market Street between 12th Street and 13th Street. The 1201 North Market Street Property is located approximately 31 miles southwest of Philadelphia, 90 miles southwest of New York City and 130 miles north of Washington, D.C. Major thoroughfares located near the 1201 North Market Street Property include I-95, US-13 and I-495. According to a market research report, the Wilmington CBD office market contained approximately 13,500,000 SF of inventory as of year-end 2013. As of the second quarter of 2014, the Wilmington CBD office market had a vacancy rate of 13.0%. The appraiser concluded a market rent of $32.00 per SF plus electricity charges for the 1201 North Market Street Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1201 NORTH MARKET STREET

The following table presents certain information relating to the primary comparable properties for the 1201 North Market Street Property:

Comparable Set(1)
	1201 North Market Street (Subject)	Star Building	M & T Bank	Hercules Plaza	824 N Market	I.M. Pei Building	500 Delaware Avenue
Distance from Subject	-	0.9 miles	0.1 miles	0.1 miles	0.3 miles	0.1 miles	0.3 miles
Year Built	1988	2010	1985	1984	1985	1970	2006
Stories	22	7	12	12	10	20	15
Total GLA	447,439	149,308	394,000	518,409	204,828	169,403	371,222
Total Occupancy	84.5%	80.5%	100.0%	83.0%	68.0%	63.0%	90.6%

(1)	Source: Appraisal.

■
The Borrower. The borrower is 1201 North Market Street LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1201 North Market Street Loan. Paul M. McConnell is the non-recourse carveout guarantor under the 1201 North Market Street Loan.

■
Escrows. On the origination date, the borrower funded escrow reserves in the amounts of (i) $447,041 for real estate taxes, (ii) $125,727 for certain insurance expenses, (iii) $550,326 in respect of outstanding tenant improvements related to tenant Morris Nichols Arsht & Tunnell and (iv) $230,288 for additional outstanding tenant improvements and leasing commissions. On each due date, the borrower is required to fund (i) tax and insurance reserves in a monthly amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve months, which currently equate to $130,438 and $15,716, respectively, (ii) a tenant improvement and leasing commission reserve in the monthly amount of $37,500, (iii) a replacement reserve in the monthly amount of $7,457 and (iv) a future outstanding tenant improvement allowance reserve related to tenant Morris Nichols Arsht & Tunnell in the monthly amount of $45,861 up to and including the payment date in November 2016. The tenant improvement and leasing commission reserve is capped at $1,500,000.

■
Lockbox and Cash Management. The 1201 North Market Street Loan is structured with a hard lockbox and in place cash management. The 1201 North Market Street Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account. Prior to a 1201 North Market Street Trigger Event, all funds on deposit in the lockbox account in excess of debt service payments and monthly escrow deposits are required to be distributed to the borrower’s operating account on a weekly basis. During the continuance of a 1201 North Market Street Trigger Event, all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of debt service and monthly escrow deposits with any excess to be held by the lender as additional security for the loan.

A “1201 North Market Street Trigger Event” means any period commencing upon any of the following events: (i) the occurrence of an event of default under the 1201 North Market Street Loan or (ii) the debt service coverage ratio of the 1201 North Market Street Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.15x. A 1201 North Market Street Trigger Event will terminate, (1) with respect to a 1201 North Market Street Trigger Event commenced in connection with clause (i), upon the cure, if any, of such event of default and reinstatement of the 1201 North Market Street Loan to good standing (provided no other 1201 North Market Street Trigger Event is in effect) and (2) with respect to a 1201 North Market Street Trigger Event commenced in connection with clause (ii), if the debt service coverage ratio of the 1201 North Market Street Property (based on trailing 12 calendar months and as determined by the lender) is equal to or greater than 1.20x for two consecutive calendar quarters (provided no other 1201 North Market Street Trigger Event is in effect).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1201 NORTH MARKET STREET

■
Property Management. The 1201 North Market Street Property is currently managed by McConnell Johnson Real Estate Company LLC, an affiliate of the non-recourse carveout guarantor. Under the 1201 North Market Street Loan documents, the 1201 North Market Street Property may be managed by any management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received. During or upon any of (i) the continuance of an event of default under the 1201 North Market Street Loan, (ii) the debt service coverage ratio of the 1201 North Market Street Property (based on the trailing 12 calendar months and as determined by the lender) being at any time less than 1.05x, (iii) the continuance of a material default by the property manager under the management agreement beyond any applicable notice and cure period, (iv) the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager or (v) the engagement by the property manager in gross negligence, fraud, willful misconduct or misappropriation of funds, the lender may require the borrower to terminate the management agreement and replace the property manager with a new property manager selected by the borrower, subject to the lender’s approval and, if required by the lender, with respect to which a Rating Agency Confirmation has been received.

■
Existing Additional Indebtedness. The borrower is an obligor under an outstanding loan (the “SEG Loan”) made on or about August 31, 2011 by Sustainable Energy Group, Inc., which loan has an outstanding principal balance of approximately $59,618.61 and a maturity date of November 1, 2015. The SEG Loan is secured by a UCC-1 Financing Statement filed against two chillers servicing the data center space at the 1201 North Market Street Property. The 1201 North Market Street Loan documents include a non-recourse carveout to the borrower and the non-recourse carveout guarantor for any losses incurred by the lender in connection with the SEG Loan.

■
Mezzanine or Subordinate Indebtedness. The borrower may incur subordinate indebtedness in an amount not to exceed $898,260 (the “Equipment Loan”) from Sustainable Energy Utility, Inc. (the “Equipment Loan Lender”) to finance improvements designed to reduce the energy requirements of the 1201 North Market Street Property secured by a security interest in the personal property obtained or installed with the proceeds of the Equipment Loan (the “Equipment Loan Collateral”), provided, among other things, (i) the security granted in connection with the Equipment Loan consists only of a pledge of the Equipment Loan Collateral, (ii) the Equipment Loan lender executes a subordination agreement reasonably acceptable to the lender, (iii) the Equipment Loan is subordinate in all respects to the 1201 North Market Street Loan pursuant to such subordination agreement, (iv) the lender has received a title search indicating that the 1201 North Market Street Property is free from all liens, claims and other encumbrances not previously approved in writing by the lender and (v) the borrower pays all of the lender’s reasonable costs incurred in connection with the borrower’s obtaining the Equipment Loan. The 1201 North Market Street Loan documents include a non-recourse carveout to the borrower and the non-recourse carveout guarantor for any losses incurred by the lender in connection with the Equipment Loan.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy including coverage for certified and non-certified acts of terrorism (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the 1201 North Market Street Property, plus 18 months of business interruption coverage. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the coverage amount for the 1201 North Market Street Property is separately allocated under the blanket policy and that certain requirements are satisfied. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5599 SAN FELIPE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5599 SAN FELIPE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5599 SAN FELIPE

5599 San Felipe
5599 San Felipe Street
Houston, TX 77056
Houston
DOWNTOWN HOUSTON
GEORGE BUSH INTERCONTINENTAL-HOUSTON AIRPORT
North Harris County College
Humble
Aldine
Jersey Village
Willowbrook Mall
CY Fair Stadium
Jones Square Shopping Center
Sam Houston Race Park
VA Cemetery
W W Thorne Stadium
Copperwood Village Shopping Center
WEST HOUSTON AIRPORT
ENERGY CORRIDOR
CITYCENTRE
Memorial Hermann Medical Center
Piney Point Village
Houston Galleria
KATY FREEWAY
NORTHWEST FREEWAY
NORTHWEST FWY
N BELTWAY 8
WESTPARK TOLLWAY
HARDY TOLL RD
SOUTH FWY
Southside Place
Rice University & Stadium
University of Houston
Forest Park Cemetery
Mission Bend
Houston Baptist University
Meyerland Plaza
NRG Stadium
Sugar Land
Missouri City
J K Butler Stadium
Stafford
Pearland
WILLIAM P HOBBY AIRPORT
HOUSTON SOUTHWEST AIRPORT
MaroE Entertainment Center
Memorial Park Golf Course
Memorial Park
Houston Country Club
SAN FELIPE ST
UPTOWN
WESTHEIMER RD
RICHMOND AVE
POST OAK BLVD
CHIMNEY ROCK RD
WOODWAY DR
MEMORIAL DR
VOSS RD
Houston Galleria

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5599 SAN FELIPE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance		$80,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$183.38
Size (SF)	436,253	Percentage of Initial Pool Balance		6.4%
Total Occupancy as of 10/9/2014(1)	98.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/9/2014(1)	98.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1979 / 1993	Mortgage Rate		4.3000%
Appraised Value	$125,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$13,131,805
Underwritten Expenses	$5,356,934	Escrows
Underwritten Net Operating Income (NOI)	$7,774,871		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,520,391	Taxes	$2,162,142	$196,558
Cut-off Date LTV Ratio	64.0%	Insurance(2)	$0	$0
Maturity Date LTV Ratio	58.4%	Replacement Reserves	$0	$7,509
DSCR Based on Underwritten NOI / NCF	1.64x / 1.58x	TI/LC(3)	$7,967,370	$14,583
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.4%	Other(4)	$12,304,798	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$80,000,000	100.0%	Principal Equity Distribution	$41,922,910	52.4%
			Reserves	22,434,310	28.0
			Loan Payoff	14,259,242	17.8
			Closing Costs	1,383,538	1.7
Total Sources	$80,000,000	100.0%	Total Uses	$80,000,000	100.0%

(1)
Rose Proler Inc. occupies 583 square feet (0.13% of gross leasable area) under a lease that expires on May 1, 2015. For the purposes of underwriting, this tenant was considered to have vacated. Excluding Rose Proler Inc., the occupancy at the 5599 San Felipe Property is 98.3%.

(2)
Monthly escrows for insurance will be suspended provided that (i) all insurance premiums are being timely paid and lender receives prompt evidence of such payment no later than five days prior to the due date thereof, (ii) the property continues to be insured by a policy that satisfies certain requirements set forth in the 5599 San Felipe Loan documents, whether by blanket policy or a separate policy, and (iii) no 5599 San Felipe Loan Trigger Period is in effect. See “—Escrows” below.

(3)
The 5599 San Felipe Loan is structured with a TI/LC rollover reserve which is required to be funded on a monthly basis at a rate equal to approximately $175,000 per year subject to a cap of $500,000. Upfront TI/LC reserves include a Schlumberger allowance reserve of $7,860,050 and a tenant improvement reserve of $107,320. See “—Escrows” below.

(4)	Other upfront reserve includes a Schlumberger free rent reserve of $9,304,798, and a landlord obligations reserve of $3,000,000. See “—Escrows” below.

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The Mortgage Loan. The mortgage loan (the “5599 San Felipe Loan”) is evidenced by a note in the original principal amount of $80,000,000 and is secured by a first mortgage encumbering an office building located in Houston, Texas (the “5599 San Felipe Property”). The 5599 San Felipe Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on October 14, 2014 and represents approximately 6.4% of the Initial Pool Balance. The note evidencing the 5599 San Felipe Loan has an outstanding principal balance as of the Cut-off Date of $80,000,000 and has an interest rate of 4.3000% per annum. The proceeds of the 5599 San Felipe Loan were used to refinance existing debt on the 5599 San Felipe Property, to pay closing costs, to fund reserves and to return equity to the borrower.

The 5599 San Felipe Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The 5599 San Felipe Loan requires payments of interest only for the initial 60 months and then payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date is the due date in November 2024. The 5599 San Felipe Loan may be voluntarily prepaid on or after the due date in January 2017 with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the interest differentials of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the 5599 San Felipe Loan is permitted on and after the due date in August 2024 without payment of any yield maintenance or prepayment premium.

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The Mortgaged Property. The 5599 San Felipe Property is a 20-story, Class A office building located in the Galleria/West Loop North submarket of Houston, Texas. The building contains net rentable area of 436,253 SF in addition to an eight-story parking garage with 1,326 parking spaces and a 40,000 SF surface parking lot with 50 additional parking spaces which results in a total parking ratio of 3.15 spaces per 1,000 SF. The 5599 San Felipe Property was constructed in 1979 and renovated in 1993. The 5599 San Felipe Property is located on San Felipe Street between Saint James Place and Chimney Rock Road. The immediate surrounding area is densely developed and consists of other office buildings and commercial development as well as affluent residential neighborhoods. The 5599 San Felipe Property is in close proximity to Interstate 610 (Loop 610), Interstate 10, and the Southwest Freeway (Highway 59). As of October 9, 2014, the Owned Occupancy and Total Occupancy

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5599 SAN FELIPE

were both 98.5%. Schlumberger Technology Corp. (“Schlumberger”), which is a subsidiary of Schlumberger Limited (NYSE: SLB; S&P: AA-, Moody’s: Aa3) occupies 72.1% of the total GLA under a long term lease that expires in July 2027. Schlumberger Limited was founded in 1926 and is a supplier of technology, integrated product management, and information solutions to the oil and gas industry worldwide. Schlumberger Limited has more than 120,000 employees and reported revenues of more than $45 billion in 2013. Schlumberger has been in occupancy at the 5599 San Felipe Property since 1994. Schlumberger recently executed an early renewal of its lease which was to expire in 2016. The lease term was extended by 11 years to July 2027 and in conjunction with the renewal, the lease will convert in August 2016 from the current modified gross expense reimbursement structure at a rent of $22.44 per SF to a triple net expense reimbursement structure at a base rent of $17.50 per SF with annual increases of $0.50 per SF beginning in August 2018. Schlumberger received one year of free rent and expense reimbursements in conjunction with its lease renewal. The Schlumberger free rent reserve of $9,304,798 was established at loan origination and represents an amount equivalent to the estimated rent and expense reimbursements which would otherwise be due under the terms of the lease.

The following table presents certain information relating to the major tenants at the 5599 San Felipe Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Schlumberger(2)	NR / Aa3 / AA-	314,402	72.1%	$6,145,130	70.1%	$19.55	7/1/2027	2, 5-year options
Weston Solutions Inc(3)	NR / NR / NR	19,144	4.4	421,168	4.8	22.00	12/1/2017	2, 5-year options
The Financial Advisory Group(4)	NR / NR / NR	11,961	2.7	269,123	3.1	22.50	5/1/2015	1, 5-year option
McCombs Energy	NR / NR / NR	10,297	2.4	257,425	2.9	25.00	8/1/2023	1, 5-year option
Texas Teachers of Tomorrow(5)	NR / NR / NR	10,743	2.5	249,600	2.8	23.23	11/1/2018	1, 5-year option
Delta Steel, L.P.	NR / NR / NR	9,868	2.3	217,885	2.5	22.08	12/1/2015	1, 5-year option
Pluspetrol International	NR / NR / NR	7,407	1.7	152,658	1.7	20.61	1/1/2017	1, 5-year option
Clay Development & Construction	NR / NR / NR	7,323	1.7	148,500	1.7	20.28	5/1/2017	2, 2-year options
Cresa Partners	NR / NR / NR	6,805	1.6	128,334	1.5	18.86	11/1/2015	1, 3-year option
JP Morgan Chase Bank	A+ / Aa3 / A+	4,712	1.1	118,742	1.4	25.20	10/1/2020	2, 5-year options
Ten Largest Tenants		402,662	92.3%	$8,108,565	92.5%	$20.14
Remaining Tenants		26,253	6.0	654,754	7.5	24.94
Vacant		7,338	1.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		436,253	100.0%	$8,763,318	100.0%	$20.43

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Schlumberger is currently in occupancy and paying rent; pursuant to the terms of its lease extension, the tenant will be required to pay abated rent for a 12-month period beginning in August 2016 and ending in July 2017. An amount equal to the rent and estimated reimbursements that would otherwise be due during this period was reserved at closing.

(3)	Weston Solutions Inc. has the right to terminate its lease at any time upon 9 months’ notice and payment of a penalty.
(4)	The Financial Advisory Group subleases 2,089 SF of its leased space to Weiner & McCullough pursuant to a sublease expiring May 31, 2015.
(5)	Texas Teachers of Tomorrow has the right to terminate a certain portion of its lease constituting 1,400 SF any time after May 2, 2015 upon 30 days’ notice and payment of a penalty.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5599 SAN FELIPE

The following table presents certain information relating to the lease rollover schedule at the 5599 San Felipe Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
2014 / MTM	199	0.0%	0.0%	$8,142	0.1%	$40.91	2
2015	36,411	8.3	8.4%	805,014	9.2	22.11	6
2016	234	0.1	8.4%	19,944	0.2	85.23	3
2017	33,874	7.8	16.2%	722,326	8.2	21.32	3
2018	16,490	3.8	20.0%	395,892	4.5	24.01	4
2019	10,400	2.4	22.4%	278,704	3.2	26.80	5
2020	4,722	1.1	23.5%	124,742	1.4	26.42	2
2021	0	0.0	23.5%	0	0.0	0.00	0
2022	0	0.0	23.5%	0	0.0	0.00	0
2023	10,297	2.4	25.8%	257,425	2.9	25.00	1
2024	0	0.0	25.8%	0	0.0	0.00	0
2025 & Thereafter	316,288	72.5	98.3%	6,151,130	70.2	19.45	3
Vacant	7,338	1.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	436,253	100.0%		$8,763,318	100.0%	$20.43	29

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 5599 San Felipe Property:

Historical Leased %(1)
2008	2009	2010	2011(2)	2012	2013
99.6%	99.4%	99.1%	98.3%	95.5%	96.2%

(1)	As provided by the borrower which reflects the average occupancy for the indicated year.
(2)	Represents occupancy for September 2011 through December 2011. Occupancy between January 2011 and August 2011 is not available.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 5599 San Felipe Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 8/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$8,927,546	$9,449,412	$9,337,775	$9,632,457	$8,763,318	$20.09
Contractual Rent Steps	0	0	0	0	18,337	0.04
Gross Up Vacancy	0	0	0	0	190,788	0.44
Total Rent	$8,927,546	$9,449,412	$9,337,775	$9,632,457	$8,972,443	$20.57
Total Reimbursables	0	0	801,921	1,296,837	4,280,158	9.81
Other Income	221,925	126,456	162,403	155,935	161,935	0.37
Vacancy & Credit Loss	0	0	0	0	(282,731)	(0.65)
Effective Gross Income	$9,149,471	$9,575,868	$10,302,099	$11,085,229	$13,131,805	$30.10

Total Operating Expenses	$4,525,809	$4,441,986	$5,212,043	$5,626,706	$5,356,934	$12.28

Net Operating Income	$4,623,662	$5,133,882	$5,090,056	$5,458,523	$7,774,871	$17.82
TI/LC	0	0	0	0	145,417	0.33
Capital Expenditures	0	0	0	0	109,063	0.25
Net Cash Flow	$4,623,662	$5,133,882	$5,090,056	$5,458,523	$7,520,391	$17.24

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments, and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Rent steps are underwritten for all tenants through June 30, 2015, with the exception of Schlumberger. Schlumberger rent is underwritten to the average rent from August 2016 through the end of the lease term in 2027. Schlumberger is a subsidiary of Schlumberger Limited, which is rated Aa3 by Moody’s and AA- by S&P. Historical recoveries were reported on a cash basis and reconciled figures were not available; the 2011 and 2012 recoveries figures were excluded from the historical presentation. The 2013 and TTM figures are based on borrower-provided statements and reflect reconciliation adjustments for prior years.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5599 SAN FELIPE

■	Appraisal. According to the appraisal, the 5599 San Felipe Property had an appraised value of $125,000,000 as of an effective date of September 23, 2014.

■
Environmental Matters. An environmental consultant performed a Phase I environmental site assessment at the 5599 San Felipe Property as of September 30, 2014, which identified no recognized environmental condition or recommendation for further action other than an asbestos operations and maintenance plan (“Asbestos O&M Plan”) and a moisture minimization plan, each of which was implemented prior to the 5599 San Felipe Loan origination date.

■
Market Overview and Competition. The 5599 San Felipe Property is located within the Galleria/West Loop North office submarket. The Galleria district encompasses Class A office properties, luxury retail stores, hotels, modern condominium and apartment towers, and upscale single-family neighborhoods. Numerous national and international companies have global or regional headquarters in the Galleria district, including AON, Apache Corporation, BHP Billiton, Bechtel, Cameron International, Southern Union, Duke Energy, Hines, Marathon Oil, Parsons Engineering, and others. According to the appraisal, the rental rates in the Galleria/West Loop North submarket have grown by 4.3% during 2013 and 4.9% during 2014. According to a third-party market research report, the Galleria/Uptown submarket has a Class A office inventory of 12,076,302 SF with an average occupancy of approximately 90.4% as of the third quarter of 2014 and average asking rents of $36.21 per SF. The appraiser concluded an estimated market rent for the 5599 San Felipe Property of $26.00 per SF triple net. Current leases at the 5599 San Felipe Property are a mix of modified gross, full service gross, and triple net and are significantly below market with an average underwritten base rent of $20.43 per SF.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 5599 San Felipe Property:

Office Lease Comparables(1)

	5599 San Felipe	San Felipe Plaza	5555 San Felipe	1300-1400 Post Oak Boulevard	4400 Post Oak Parkway	1800 Bering Drive
Year Built	1979	1984	1983	1983	1982	1981
Total GLA	436,253	980,472	1,189,748	1,738,444	567,396	168,956
Total Occupancy	98.5%	93.0%	96.0%	99.0%	96.0%	95.0%
Quoted Rent Rate per SF	$26.00	$26.00	$27.00	$30.00	$29.00	$27.00
Expense Basis	Triple Net	Triple Net	Triple Net	Triple Net	Triple Net	Full Service

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 5599 San Felipe Property:

Office Sales Comparables(1)
Property Name	City, State	Sale Date	Year Built	GLA (SF)	Sale Price	Sale Price per SF	Occupancy
Lakes on Post Oak	Houston, TX	Under Contract	1978	441,523	$170,000,000	$385	100%
Thirty Forty Post Oak	Houston, TX	July 2014	1982	427,486	$125,000,000	$293	93%
San Felipe Plaza	Houston, TX	December 2013	1984	980,472	$235,914,000	$241	89%
5555 San Felipe	Houston, TX	October 2013	1983	1,189,748	$245,449,050	$206	93%
2800 Post Oak Boulevard	Houston, TX	March 2013	1983	1,476,973	$420,200,000	$285	99%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5599 SAN FELIPE

■
The Borrower. The borrower is 5599 San Felipe, Ltd., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 5599 San Felipe Loan. The guarantor of the non-recourse carveouts is Gulf United Investments Corporation, which is owned and controlled by a private family trust.

■
Escrows. On the origination date, the borrower funded escrow reserves in the aggregate amounts of (i) $2,162,142 to fund the real estate tax escrow account, (ii) $9,304,798 to fund the Schlumberger free rent reserve account related to the free rent period under the Schlumberger lease, (iii) $7,860,050 to fund the Schlumberger tenant improvement allowance reserve account related to the Schlumberger lease, (iv) $3,000,000 to fund the landlord obligations reserve account and (v) $107,320 for certain unpaid tenant improvement costs.

On each due date the borrower is required to pay to the lender: (a) one-twelfth of the taxes that the lender estimates will be payable during the ensuing 12 months and (b) one-twelfth of insurance premiums that the lender estimates will be payable during the ensuing 12 months, provided that the insurance escrows will be suspended so long as (i) all insurance premiums are being timely paid and lender receives prompt evidence of such payment no later than five days prior to the due date thereof, (ii) the 5599 San Felipe Property continues to be insured by a policy that satisfies certain requirements set forth in the 5599 San Felipe Loan documents, whether by blanket policy or a separate policy, and (iii) no 5599 San Felipe Loan Trigger Period is in effect, (c) $7,509 ($0.21 per SF per year) for replacement reserves, and (d) $14,583 subject to a cap of $500,000, for a tenant improvement and leasing commissions rollover reserve related to space not occupied by Schlumberger. The monthly tenant improvement and leasing commissions collections equate to $0.40 per SF (per year) based on total gross leasable area, or $1.44 per SF (per year) based on gross leasable area excluding space occupied by Schlumberger.

“5599 San Felipe Loan Trigger Period” means any period (A) commencing upon an event of default under the 5599 San Felipe Loan, and expiring upon payment in full of the 5599 San Felipe Loan, provided, however, that not more than two times prior to the scheduled maturity date, if the lender accepts the tendered cure of an event of default, the 5599 San Felipe Loan Trigger Period will end upon such cure; (B) commencing on the lender’s determination that the debt service coverage ratio for each of the prior two calendar quarters was less than 1.15x, and expiring at such time as the debt service coverage ratio for each of the prior two consecutive calendar quarters was equal to or greater than 1.15x; (C) commencing on the lender’s determination that the debt yield for each of the prior two calendar quarters was less than 7.0%, and expiring at such time as the debt yield for each of the prior two consecutive calendar quarters was equal to or greater than 7.0%; or (D) commencing on the occurrence of a 5599 San Felipe Loan Trigger Lease Event, and expiring on the occurrence of the related 5599 San Felipe Loan Trigger Lease Cure.

“5599 San Felipe Loan Trigger Lease Event” means, (a) that Schlumberger is more than 30 days in arrears in payment of rent; or (b) that Schlumberger is the subject of a proceeding under one or more creditors’ rights laws; or (c) that Schlumberger has gone dark or vacated its space, or failed to timely open for business as required by its lease; or (d) that the Schlumberger lease will expire in less than one (1) year.

“5599 San Felipe Loan Trigger Lease Cure” means, (a) in the case of a 5599 San Felipe Loan Trigger Lease Event pursuant to clause (a) of the definition of 5599 San Felipe Loan Trigger Lease Event, that Schlumberger has been current in the payment of all rent for 90 days; and (b) in the case of a 5599 San Felipe Loan Trigger Lease Event pursuant to clause (b) of the definition of 5599 San Felipe Loan Trigger Lease Event, that Schlumberger has affirmed its lease, without amendment, and exited protection under such creditors’ rights law pursuant to a confirmed plan of reorganization (or the comparable provision under any creditors’ rights law other than the bankruptcy code); and (c) in the case of a 5599 San Felipe Loan Trigger Lease Event pursuant to clause (c) of the definition of 5599 San Felipe Loan Trigger Lease Event, that Schlumberger is operating and open for business in substantially all of its space, for not less than 90 consecutive days; and (d) in the case of a 5599 San Felipe Loan Trigger Lease Event pursuant to clause (d) of the definition of 5599 San Felipe Loan Trigger Lease Event, that either (i) Schlumberger has exercised the next renewal option available under its lease, or (ii) until the entire space demised by Schlumberger is leased to one or more new tenants, pursuant to one or more leases approved by the lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5599 SAN FELIPE

■
Lockbox and Cash Management. The 5599 San Felipe Loan is structured with a springing lockbox and springing cash management. On the origination date, the borrower was required to set up an operating account into which all revenue generated by the 5599 San Felipe Property is deposited (“Borrower’s Operating Account”). Each tenant at the 5599 San Felipe Property is required to deposit rents directly into the Borrower’s Operating Account. The Borrower’s Operating Account will remain under the control of the borrower unless a 5599 San Felipe Loan Trigger Period exists in which case the lender will deliver a shifting control notice to the Borrower’s Operating Account bank and the lender will assume control of the Borrower’s Operating Account. Following the delivery of a shifting control notice, the funds in the Borrower’s Operating Account are required to be transferred on each business day to the cash management account under the control of the lender. On each due date during the continuance of a 5599 San Felipe Loan Trigger Period, the 5599 San Felipe Loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves be held by the lender as additional collateral for the 5599 San Felipe Loan. During the continuance of an event of default under the 5599 San Felipe Loan, the lender may apply any funds in the cash management account to amounts payable under the 5599 San Felipe Loan and/or toward the payment of expenses of the 5599 San Felipe Property, in such order of priority as the lender may determine.

■
Property Management. The 5599 San Felipe Property is managed by Tanglewood Property Management Company, L.L.C., an affiliate of the borrower, pursuant to a management agreement. Under the 5599 San Felipe Loan documents, the 5599 San Felipe Property may not be managed by any other party except (a) property managers that are qualified managers pursuant to the 5599 San Felipe Loan documents, or (b) a management company approved by the lender to which a Rating Agency Confirmation has been received. The lender may require the borrower to replace the property manager if (i) the debt service coverage ratio for the immediately preceding two calendar quarters is less than 1.00x, (ii) an event of default under the 5599 San Felipe Loan occurs and is continuing, (iii) the property manager becomes bankrupt or insolvent or (iv) a material default by the property manager occurs under the management agreement beyond any applicable grace and cure periods.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The property, liability and business interruption insurance coverage required to be maintained under the 5599 San Felipe Loan documents is required to include coverage for losses due to acts of terrorism, including but not limited to, damage caused by war and the acts of terrorists, including nuclear, biological and/or chemical acts of terrorists, including both certified and non-certified acts of terrorists, both foreign and domestic acts of terrorists, in each case in an amount equal to 100% of the “full replacement cost”. See “Risk Factors–Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

TWIN CITIES PREMIUM OUTLETS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TWIN CITIES PREMIUM OUTLETS

Twin Cities Premium Outlets
3965 Eagan Outlets Parkway
Eagan, MN 55122
MINNEAPOLIS-ST PAUL INT'L AIRPORT
Delta Airlines Building C
Fort Snelling National Cemetery
SOUTH LOOP
AMERICAN BLVD
Mall of America
Bloomington
Minnesota Valley National Wildlife Refuge
Long Meadow Lake
Minnesota River
Fort Snelling State Park
Eagan
SIBLEY MEMORIAL HWY
YANKEE DOODLE RD
Fox Ridge Shoppes
Delta Air Lines
Central Park
Quarry Park
Sky Hill Park
Blackhawk Park
Woodhaven Park
DIFFLEY RD
Lake Park
Rahn Park
Meadowland Park
Downing Park
Thomas Lake Park
North River Hills Park
Cliff Lake Centre
CLIFF RD
Town & Country Square
Minneapolis
Saint Paul
Brooklyn Park
Maple Grove
Fridley
Shoreview
Roseville
Plymouth
Golden Valley
St Louis Park
Minnetonka
Edina
Eden Prairie
Bloomington
Inver Grove Heights
Eagan
Burnsville
Apple Valley
Shakopee
Savage
Oakdale
Maplewood
Woodbury
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TWIN CITIES PREMIUM OUTLETS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Eagan, Minnesota	Cut-off Date Principal Balance(2)		$65,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(1)		$218.03
Size (SF)	409,207	Percentage of Initial Pool Balance		5.2%
Total Occupancy as of 9/1/2014	96.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/1/2014	96.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	2014 / NAP	Mortgage Rate		4.3200%
Appraised Value	$216,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$18,624,938
Underwritten Expenses	$5,970,918	Escrows
Underwritten Net Operating Income (NOI)	$12,654,021		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,170,767	Taxes	$40,000	$17,600
Cut-off Date LTV Ratio(1)	53.2%	Insurance	$57,500	$19,100
Maturity Date LTV Ratio(1)	53.2%	Replacement Reserves	$0	$5,115
DSCR Based on Underwritten NOI / NCF(1)	2.51x / 2.42x	TI/LC(3)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.0% / 10.6%	Other(4)	$14,762,789	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$115,000,000	99.9%	Loan Payoff	$69,650,306	60.5%
Other Sources	100,000	0.1	Principal Equity Distribution	27,308,107	23.7
			Reserves	14,860,289	12.9
			Closing Costs	3,281,298	2.9
Total Sources	$115,100,000	100.0%	Total Uses	$115,100,000	100.0%

(1)	Calculated based on the aggregate balance of the Twin Cities Premium Outlets Whole Loan.
(2)
The Cut-off Date Balance of $65,000,000 represents the controlling note A-1 of a $115,000,000 whole loan evidenced by two pari passu notes. The companion loan is evidenced by the note A-2 with a principal balance of $50,000,000 as of the Cut-off Date that is held outside the Issuing Entity and is expected to be contributed to a future securitization transaction.

(3)	TI/LC Reserves commence on the December 2016 due date and are capped at $2,000,000.
(4)
The other upfront reserves of $14,762,789 represent (i) $14,700,498 for unfunded tenant obligations, (ii) $31,250 for screen wall repair/modification and (iii) $31,041 for free rent. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Twin Cities Premium Outlets Loan”) is part of a whole loan (the “Twin Cities Premium Outlets Whole Loan”) evidenced by two pari passu notes (note A-1 and note A-2) that are together secured by a first mortgage encumbering the borrower’s fee interest in a retail property located in Eagan, Minnesota (the “Twin Cities Premium Outlets Property”). The Twin Cities Premium Outlets Loan (evidenced by note A-1), which represents the controlling interest in the Twin Cities Premium Outlets Whole Loan, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $65,000,000 and represents approximately 5.2% of the Initial Pool Balance. The related companion loan (the “Twin Cities Premium Outlets Companion Loan”) (evidenced by note A-2), which is held outside of the Issuing Entity and is expected to be contributed to a future securitization transaction, has an outstanding principal balance as of the Cut-off Date of $50,000,000. The Twin Cities Premium Outlets Whole Loan was originated on October 14, 2014 by Citigroup Global Markets Realty Corp. The Twin Cities Premium Outlets Whole Loan had an original principal balance of $115,000,000 and each note accrues interest at an interest rate of 4.3200% per annum. The proceeds of the Twin Cities Premium Outlets Whole Loan were primarily used to refinance existing debt on the Twin Cities Premium Outlets Property, fund reserves, pay closing costs and return equity to the borrower sponsor. The Twin Cities Premium Outlets Whole Loan will be serviced under the pooling and servicing agreement. See “Description of the Mortgage Pool – The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Twin Cities Premium Outlets Loan and the Twin Cities Premium Outlets Companion Loan.

The Twin Cities Premium Outlets Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date and requires interest only payments throughout the term. The scheduled maturity date of the Twin Cities Premium Outlets Loan is the due date in November 2024. At any time after the earlier to occur of (i) the second anniversary of the last securitization of any portion of the Twin Cities Premium Outlets Whole Loan and (ii) the fourth anniversary of the origination date of the Twin Cities Premium Outlets Whole Loan, the Twin Cities Premium Outlets Loan may be defeased with certain direct non-callable obligations of the United States of America. On or after the due date occurring in August 2024, the borrower will be permitted to prepay the Twin Cities Premium Outlets Whole Loan in whole (but not in part) without incurring a prepayment premium or penalty.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TWIN CITIES PREMIUM OUTLETS

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The Mortgaged Property. The Twin Cities Premium Outlets Property is a 409,207 SF newly constructed anchored retail outlet shopping center located in Eagan, Minnesota. The Twin Cities Premium Outlets Property was constructed in 2014. The Twin Cities Premium Outlets Property has multiple walkways and patio areas between the buildings and at their perimeters. The patios include seating areas and landscaped elements. Common areas at the Twin Cities Premium Outlets Property consist of a food court dining area, three sets of common restrooms, interior access corridors and the management office.

The Twin Cities Premium Outlets Property opened in August 2014. The tenant mix at the Twin Cities Premium Outlets Property includes, among others: Off Fifth Saks, Nike, Polo, Old Navy, Under Armour, Gap, Armani Outlet, Coach, Movado, Ann Taylor and Brooks Brothers. Parking at the Twin Cities Premium Outlets Property consists of 835 surface parking spaces on site in addition to 1,114 spaces (access to which is granted via perpetual easement) in a parking garage, owned by the Eagan Economic Development Authority, which is located adjacent to the Twin Cities Premium Outlets Property. The total parking ratio is 4.76 spaces per 1,000 SF of net rentable area. As of September 1, 2014 the Total Occupancy and Owned Occupancy were both 96.8%.

The Twin Cities Premium Outlets Property is located in Eagan, Minnesota and is part of the Minneapolis-St. Paul-Bloomington MSA. The Twin Cities Premium Outlets Property is situated approximately 10 miles southeast of downtown Minneapolis and 10 miles southwest of downtown St. Paul. The Twin Cities Premium Outlets Property has frontage along three arterials/connectors: Eagan Outlets Parkway, Nichols Road and Rahn Road. The Twin Cities Premium Outlets Property is accessible from the major local corridors, Highway 13 and Highway 77.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Twin Cities Premium Outlets Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Old Navy	BBB- / Baa3 / BBB-	12,329	3.0%	$347,852	3.2%	$28.21	8/31/2024	1, 5-year option
Gap	BBB- / Baa3 / BBB-	11,500	2.8	342,323	3.1	29.77	8/31/2024	1, 5-year option
Under Armour	NR / NR / NR	12,065	2.9	310,674	2.8	25.75	8/31/2024	NA
Off Fifth Saks	NR / NR / NR	28,000	6.8	280,000	2.5	10.00	8/31/2024	3, 5-year options
Nike	NR / A1 / AA-	17,067	4.2	273,072	2.5	16.00	8/31/2019	3, 5-year options
American Eagle Outfitters	NR / NR / NR	9,000	2.2	257,040	2.3	28.56	1/31/2025	NA
Express	NR / NR / NR	6,716	1.6	240,936	2.2	35.87	1/31/2025	NA
Tommy Hilfiger	NR / NR / NR	8,500	2.1	227,630	2.1	26.78	8/31/2019	1, 5-year option
Banana Republic	BBB- / Baa3 / BBB-	7,500	1.8	224,315	2.0	29.91	8/31/2024	1, 5-year option
Dress Barn	NR / NR / NR	7,151	1.7	220,966	2.0	30.90	12/31/2024	NA
Ten Largest Owned Tenants		119,828	29.3%	$2,724,809	24.8%	$22.74
Remaining Owned Tenants		276,224	67.5	8,275,461	75.2	29.96
Vacant Spaces (Owned Space)		13,155	3.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		409,207	100.0%	$11,000,270	100.0%	$27.77

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

Simon Property Group, L.P. (“Simon”), an affiliate of the borrower, estimated sales for the Twin Cities Premium Outlets Property, for the 2015 calendar year, based on similar tenant sales at comparable properties managed by Simon. Projected sales per SF for in-line tenants with less than 10,000 SF were estimated to be approximately $596 per SF with a 10.7% occupancy cost based on underwritten gross rents. The underwritten weighted average base rent, inclusive of rent increases, is approximately 8% below the weighted average market rent. In addition, no single tenant comprises more than 4% of the underwritten gross rent. We cannot assure you that sales at the Twin Cities Premium Outlets Property will not be lower than the figures presented above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TWIN CITIES PREMIUM OUTLETS

The following table presents certain information relating to the lease rollover schedule at the Twin Cities Premium Outlets Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	45,139	11.0	11.0%	1,036,783	9.4	22.97	7
2020	0	0.0	11.0%	0	0.0	0.00	0
2021	6,504	1.6	12.6%	172,486	1.6	26.52	1
2022	0	0.0	12.6%	0	0.0	0.00	0
2023	0	0.0	12.6%	0	0.0	0.00	0
2024	216,077	52.8	65.4%	6,580,278	59.8	30.45	59
2025 & Thereafter	128,332	31.4	96.8%	3,210,724	29.2	25.02	25
Vacant	13,155	3.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	409,207	100.0%		$11,000,270	100.0%	$27.77	92

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Twin Cities Premium Outlets Property:

Historical Leased %(1)(2)
As of 9/1/2014
Owned Space	96.8%

(1)	As provided by borrower.
(2)	Historical occupancy is unavailable as the Twin Cities Premium Outlets Property was constructed in 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TWIN CITIES PREMIUM OUTLETS

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Twin Cities Premium Outlets Property:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rent	$10,470,627	$25.59
Contractual Rent Steps(4)	529,643	1.29
Percentage Rent(5)	1,002,910	2.45
Gross Up Vacancy	650,562	1.59
Total Rent	$12,653,742	$30.92
Total Reimbursables	6,172,352	15.08
Other Income(6)	449,406	1.10
Vacancy & Credit Loss	(650,562)	(1.59)
Effective Gross Income	$18,624,938	$45.51

Real Estate Taxes	$2,512,142	$6.14
Insurance	217,595	0.53
Management Fee	493,299	1.21
Other Operating Expenses	2,747,882	6.72
Total Operating Expenses	$5,970,918	$14.59

Net Operating Income	$12,654,021	$30.92
TI/LC	421,872	1.03
Capital Expenditures	61,381	0.15
Net Cash Flow	$12,170,767	$29.74

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical operating statements were unavailable as the Twin Cities Premium Outlets Property was constructed in 2014.
(3)	Underwritten cash flow is based on the September 1, 2014 rent roll.
(4)
Contractual rent steps were underwritten based upon the terms of the leases through September 1, 2015 and the present-value of the rent increases over the 10-year loan term for the nine investment grade credit tenants at the Twin Cities Premium Outlets Property. The investment grade credit tenants are: Polo, Old Navy (Gap), Nike, Starbucks, GAP, 7 For All Mankind (VF Corporation), Banana Republic (Gap), Converse (Nike), and Lucy (VF Corporation). The rent increases for the credit tenants are cut-off at the end of the lease year where the respective kick-out clauses become effective. This ranged from the end of the third lease year to the end of the fifth lease year for these tenants.

(5)
Percentage rent includes rent for the following four tenants: Polo, Off Fifth Saks, Coach, and Armani. The amount underwritten for each tenant is based upon projected sales of $1,016/SF, $318/SF, $1,915/SF, and $725/SF, respectively; projected sales are based on the year 1 budget submitted by the borrower.

(6)	Other income includes kiosk, seasonal and specialty leases and sign energy income.

■	Appraisal. According to the appraisal, the Twin Cities Premium Outlets Property had an “as-is” appraised value of $216,000,000 as of an effective date of September 4, 2014.

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Environmental Matters. The Phase I environmental report received on the Twin Cities Premium Outlets Property, dated October 9, 2014, recommended no further action at the Twin Cities Premium Outlets Property, but identified as a controlled recognized environmental condition (CREC) resulting from historic operations involving the use of underground storage tanks (USTs) for which the environmental databases identified historic leaks. The historic leaking USTs received closure from the appropriate regulatory authority. In certain instances, regulatory closure allowed certain impacts from the leaking USTs to remain in place. Prior to redevelopment, a response action plan (RAP) and construction contingency plan (CCP) were prepared for the Twin Cities Premium Outlets Property, which were designed to address any such remaining impacts encountered during construction. The RAP and CCP were approved by the Minnesota Pollution Control Agency (MPCA), and were implemented during redevelopment, including the installation under a portion of the northern building of a passive sub-slab vapor mitigation system. Based on the response actions taken, as well as the results of the environmental screening and chemical analysis, a request has been submitted to the MPCA to issue a no further action (NFA) determination for the Twin Cities Premium Outlets Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TWIN CITIES PREMIUM OUTLETS

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Market Overview and Competition. The Twin Cities Premium Outlets Property is an anchored retail outlet center in Eagan, Minnesota which is part of the Minneapolis-St. Paul-Bloomington MSA along the eastern boundary of the State of Minnesota at the border between Minnesota and Wisconsin. The region is home to approximately 1,651 lakes and benefits from its location along the Mississippi River both in terms of commercial transportation and recreation. Per the appraisal, the area is home to 19 Fortune 500 companies, including: United Health Group, Target, Best Buy, CHS and Supervalu. Per the appraisal, the MSA had a total 2012 population of approximately 3.3 million and experienced an annual growth rate of 0.7%. The 2012 number of households in the MSA was approximately 1.3 million with a 2012 median household income of $61,412. Top employers within the area include, among others: the State of Minnesota, US Federal Government, Mayo Clinic, Target Corporation, University of Minnesota, Wal-Mart Stores, Inc. and United Health Group.

The Twin Cities Premium Outlets Property is located in Eagan, Minnesota within Dakota County. According to the appraisal, the Twin Cities Premium Outlets Property is approximately five miles south of the Mall of America which receives over 40 million visitors annually. According to the appraisal, the 2013 population within a one, three and five-mile radius, of the Twin Cities Premium Outlets Property, was 7,875, 59,722 and 160,954, respectively. The 2013 average household income within a one, three and five-mile radius was $67,409, $85,138 and $84,188, respectively. Per the appraisal, as of year-end 2013, the Minneapolis/St. Paul retail market consisted of approximately 188 million SF with a vacancy rate of 5.2% and an average asking rent of $13.15 per SF and positive net absorption of 387,833 SF.

The following table presents certain information relating to the primary competition for the Twin Cities Premium Outlets Property:

Competitive Set(1)
	Twin Cities Premium Outlets	Albertville Premium Outlets	Preferred Outlets at Medford	Victory Village
Distance from Subject	-	46.0 miles	47.9 miles	33.1 miles
Property Type	Traditional Outlet Mix	Traditional Outlet Mix	Traditional Outlet Mix	Traditional Outlet Mix
Year Built / Renovated	2014	2000	1991 / 1999	2003
Total GLA	409,117	397,609	223,660	226,750
Total Occupancy	97.3%	100.0%	74.3%	96.7%
Anchors	Gap, Under Armour, Polo, Off Fifth Saks, Nike Factory, Old Navy	Nike, Polo, Gap, Old Navy	Nike, Gap, Eddie Bauer, Gymboree	Gap, Old Navy, Polo
	The Outlet Shoppes at Oshkosh	Timmerman Plaza	Mall of America
Distance from Subject	289 miles	338 miles	5 miles
Property Type	Traditional Outlet Mix	Traditional Outlet Mix	Traditional Super-Regional Mall Mix
Year Built / Renovated	1970	1997 / 2002	1992 / 2005
Total GLA	276,607	301,560	2,769,954
Total Occupancy	98.7%	84.3%	100.0%
Anchors	Gap, Old Navy, Polo	Walmart, JCPenney Outlet	Champs Sports, Macy’s, Nordstrom, Sears

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TWIN CITIES PREMIUM OUTLETS

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The Borrower. The borrower is Twin Cities Outlets Eagan LLC, a single-purpose, single-asset entity. The borrower is a joint venture between affiliates of Paragon Outlets (an affiliate of The Lightstone Group) and Simon Property Group, L.P. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Twin Cities Premium Outlets Whole Loan. David Lichtenstein is the non-recourse carveout guarantor under the Twin Cities Premium Outlets Whole Loan. David Lichtenstein is the CEO of The Lightstone Group, which he founded in 1988 and is one of the largest privately held real estate companies in the United States. David Lichtenstein directs all aspects of the acquisition, financing and management of a diverse portfolio of multifamily apartments, in addition to office, lodging and industrial properties in 24 states, the District of Columbia, Puerto Rico and Canada.

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Escrows. In connection with the origination of the Twin Cities Premium Outlets Whole Loan, the borrower funded aggregate reserves of $14,860,289 with respect to the Twin Cities Premium Outlets Property, comprised of (i) $40,000 for real estate taxes, (ii) $57,500 for insurance premiums, (iii) $14,700,498 for unfunded tenant obligations, (iv) $31,250 for the possible repair/modification of screen walls and (v) $31,041 for free rent due to tenants.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Twin Cities Premium Outlets Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the Twin Cities Premium Outlets Whole Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period, (iii) a replacement reserve in the amount of $5,115 for replacements to the Twin Cities Premium Outlets Property and (iv) beginning on the due date occurring in December 2016, a reserve in the amount of $34,101 for tenant improvements and leasing commissions capped at $2,000,000.

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Lockbox and Cash Management. The Twin Cities Premium Outlets Whole Loan requires a hard lockbox, which is already in place, with springing cash management. The loan documents require the borrower to cause all rents to be paid directly to a lender-controlled lockbox account. The loan documents also require that all rents and other amounts received by the borrower or the property manager be deposited into the lockbox account within two business days after receipt. On each business day that no Twin Cities Premium Outlets Trigger Period is continuing, all amounts in the lockbox account are required to be swept to an operating account of the borrower. During the continuance of a Twin Cities Premium Outlets Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, provided no event of default under the Twin Cities Premium Outlets Whole Loan documents is continuing, applied to payment of applicable debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve. Funds in the excess cash flow reserve are (i) to the extent no Twin Cities Premium Outlets Trigger Period is continuing, to be swept into the borrower’s operating account, and (ii) to the extent a Twin Cities Premium Outlets Trigger Period is continuing, to be held by the lender as additional collateral for the Twin Cities Premium Outlets Whole Loan. After the occurrence and during the continuance of an event of default under the Twin Cities Premium Outlets Whole Loan documents, the lender may apply any funds in the cash management account to amounts payable under the Twin Cities Premium Outlets Whole Loan (and/or toward the payment of expenses of the Twin Cities Premium Outlets Property), in such order of priority as the lender may determine.

A “Twin Cities Premium Outlets Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Twin Cities Premium Outlets Whole Loan documents (ii) the debt service coverage ratio being less than 1.25x and (iii) the occurrence of a Twin Cities Premium Outlets Specified Tenant Trigger Period; and (B) expiring upon (x) with respect to clause (i) above, the cure (if applicable) of such event of default under the Twin Cities Premium Outlets Whole Loan documents, (y) with respect to clause (ii) above, the debt service coverage ratio being equal to or greater than 1.30x for two consecutive calendar quarters and (z) with respect to clause (iii) above, a Twin Cities Premium Outlets Specified Tenant Trigger Period ceasing to be in effect.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TWIN CITIES PREMIUM OUTLETS

A “Twin Cities Premium Outlets Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in monetary default under its lease, (ii) a Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark” in its space (other than as a result of casualty/condemnation or ordinary closures for repairs/renovations), (iii) a Specified Tenant giving notice that it is terminating its lease, (iv) any termination, cancellation or failure to be in full force and effect of any Specified Tenant lease, (v) any bankruptcy or similar insolvency of any Specified Tenant, (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior the earlier of 12 months prior to the expiration of the lease term and the date on which notice is required under such lease and (vii) any credit rated Specified Tenant no longer maintaining a long term unsecured debt rating of BBB- (or its equivalent) from each of the rating agencies which rate such entity; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence (including an estoppel certificate) of (1) the cure of the applicable event giving rise to the Twin Cities Premium Outlets Specified Tenant Trigger Period in accordance with applicable terms and conditions of the Twin Cities Premium Outlets Whole Loan documents, or (2) the borrower leasing the entire Specified Tenant space in accordance with the applicable terms and conditions in the Twin Cities Premium Outlets Whole Loan documents and the applicable tenant under the lease paying the full amount of the rent due under its lease.

A “Specified Tenant” means (i) any tenant (or affiliate thereof) that is a party to any lease which, together with the lease(s) with any of its affiliates, (A) accounts for 10% or more of the total rental income for the Twin Cities Premium Outlets Property or (B) demises 10% or more of the Twin Cities Premium Outlets Property’s total gross leasable area, (ii) any of the Stipulated Tenants and (iii) any lease guarantor(s) of the foregoing.

A “Stipulated Tenant” means Coach, Tommy Hilfiger, Gap and J.Crew (provided that, such tenants are only deemed Stipulated Tenants under the Twin Cities Premium Outlets Whole Loan documents to the extent that circumstances exist with respect to two or more of the foregoing that would, if such tenants were Specified Tenants, cause a Twin Cities Premium Outlets Specified Tenant Trigger Period to exist with respect to such tenants).

■
Property Management. The Twin Cities Premium Outlets Property is currently managed by Simon Management Associates, II, LLC and CPG Partners, L.P., pursuant to a management agreement. Under the Twin Cities Premium Outlets Whole Loan documents, the Twin Cities Premium Outlets Property may not be managed by any other party, other than, so long as no event of default under the Twin Cities Premium Outlets Whole Loan documents is continuing and certain other conditions contained in the Twin Cities Premium Outlets Whole Loan documents are satisfied, a property manager approved by the lender and either (x) (1) is a reputable management company having at least 5 years’ experience in the management of comparable properties, (2) has, for at least 5 preceding years managed at least 5 comparable properties of approximately the same size as the Twin Cities Premium Outlets Property, (3) is managing comparable properties (exclusive of the Twin Cities Premium Outlets Property) with aggregate leasable square footage at least equal to the greater of (A) 1,000,000 leasable square feet and (B) 5 times the leasable square footage of the Twin Cities Premium Outlets Property and (4) is not the subject of any bankruptcy proceeding or (y) with respect to which a Rating Agency Confirmation has been received. The lender may replace or require the borrower to replace the property manager (i) if the property manager becomes insolvent or a party to bankruptcy proceedings, (ii) there exists an event of default under the Twin Cities Premium Outlets Whole Loan documents; (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) there exists a material default by property manager under the management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TWIN CITIES PREMIUM OUTLETS

■
Terrorism Insurance. The policies of insurance required under the Twin Cities Premium Outlets Loan documents may not exclude terrorism coverage, provided, that if TRIPRA (or any applicable subsequent program) is not in effect and any policy excludes terrorism coverage, borrower is required to obtain, to the extent available, a stand-alone policy that provides for such coverage (provided, that the borrower will not be required to spend more than two times the amount of the annual insurance premium for the policies required under the Twin Cities Premium Outlets Loan agreement (without giving effect to the terrorism coverage components of such policies), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. The terrorism insurance is required to contain a deductible that is no larger than $100,000, provided, that, borrower may increase such deductible so long as borrower deposits with lender cash or a letter of credit in an amount equal to the excess of any applicable deductible over $100,000 to be held by lender as additional security for the Twin Cities Premium Outlets Whole Loan. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FENLEY OFFICE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FENLEY OFFICE PORTFOLIO

INDIANA
KENTUCKY
Louisville
Prospect
Utica
Orchard Grass Hills
Green Spring
Worthington Hills
Clarksville
New Albany
Jeffersonville
Glenview
Spring Valley
Murray Hill
Creekside
Riverwood
Graymoor-devondale
Rolling Hills
Hickory Hill
Indian Hills
Woodlawn Park
Anchorage
Lyndon
Crescent Hill
St Matthews
Middletown
Blue Ridge Manor
Woodland Hills
Douglass Hills
Hurstbourne
Hurstbourne Acres
Wellington
Parkway Village
Audubon Park
Watterson Park
West Buechel
Jeffersontown
Newburg
Hollow Creek
The Summit Mall
Ohio River
Louisville International Airport
UPS Worldport Hub
Bowman Field
Oxmoor Center Mall
Jefferson Mall
Bashford Mall
Green Tree Mall
Univ Of Louisville -Shelby Campus
Louisville Slugger Park
Jewish Hospital and St Mary's Healthcare
Southern Baptist Theological Sem
Bellarmine University
University of Louisville
Papa John's Cardinal Stadium
Churchill Downs
Six Flags Kentucky Kingdom
Louisville Country Club
Cherokee Golf Course
Seneca Golf Course
Wildwood Country Club
Woodhaven Country Club
Iroquois Park
CARTIFACT
1
2
3
4
5
6
7
8
9
10
11

Fenley Office Portfolio

	Property Name	*Address*	*City/State*	*Zip Code*
1	One Olympia Park Plaza	4801 Olympia Park Plaza	Louisville, KY	40241
2	Two and Three Corporate Center	9900 & 9920 Corporate Campus Drive	Louisville, KY	40223
3	614 & 620 West Main Street	614 & 620 West Main Street	Louisville, KY	40202
4	Five Corporate Center	9960 Corporate Campus Drive	Louisville, KY	40223
5	Fenley Office Park Building C	4969 US Highway 42	Louisville, KY	40222
6	One Triton Office Park	13551 Triton Park Boulevard	Louisville, KY	40223
7	One Corporate Center	9931 Corporate Campus Drive	Louisville, KY	40223
8	Fenley Office Park Building B	4965 US Highway 42	Louisville, KY	40222
9	Fenley Office Park Building A	4967 US Highway 42	Louisville, KY	40222
10	Six Corporate Center	9780 Ormsby Station Road	Louisville, KY	40223
11	Browenton Place	2000 Warrington Way	Louisville, KY	40222

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FENLEY OFFICE PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	11	Loan Seller	CGMRC
Location (City/State)	Louisville, Kentucky	Cut-off Date Principal Balance(3)	$46,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$114.85
Size (SF)	922,903	Percentage of Initial Pool Balance	3.7%
Total Occupancy as of 6/1/2014	91.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/1/2014	91.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	4.8200%
Appraised Value(1)	$148,600,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Term (Months)	24

Underwritten Revenues	$17,503,089
Underwritten Expenses	$6,665,695	Escrows
Underwritten Net Operating Income (NOI)	$10,837,394	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,729,196	Taxes	$592,850	$84,693
Cut-off Date LTV Ratio(1)(2)	71.3%	Insurance	$25,191	$12,595
Maturity Date LTV Ratio(2)	61.4%	Replacement Reserve(4)	$0	$15,382
DSCR Based on Underwritten NOI / NCF(2)	1.62x / 1.45x	TI/LC(5)	$0	$76,908
Debt Yield Based on Underwritten NOI / NCF(2)	10.2% / 9.2%	Other(6)	$310,251	$116,643

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$106,000,000	89.8%	Loan Payoff	$109,824,762	93.1%
Subordinate Debt	11,000,000	9.3	Other Uses(7)	5,500,000	4.7
Other Sources	988,000	0.8	Closing Costs	1,734,946	1.5
			Reserves	928,292	0.8
Total Sources	$117,988,000	100.0%	Total Uses	$117,988,000	100.0%

(1)
Appraised Value is based on “as-is” portfolio value. The aggregate appraised “as-is” value of the mortgaged properties on an individual basis is $139,450,000, which results in a Cut-off Date LTV Ratio of 76.0%. See “—Appraisal” below.

(2)	Calculated based on the aggregate principal balance of the Fenley Office Portfolio Whole Loan.
(3)
The Cut-off Date Balance of $46,000,000 represents note A-2 of a $106,000,000 whole loan evidenced by two pari passu notes. The companion loan is the note A-1 in the principal balance of $60,000,000 as of the Cut-off Date is held outside the Issuing Entity and was contributed to the CGCMT 2014-GC25 transaction.

(4)	The Replacement Reserve is capped at $750,000. See “—Escrows” below.
(5)
The TI/LC Reserve is capped at $2,000,000. Additionally, the TI/LC Reserve monthly deposit will increase to $153,817 upon the earlier to occur of August 6, 2016 and the amount in the TI/LC Reserve account being equal to or greater than $2,000,000. See “—Escrows” below.

(6)
The Other upfront reserve of $310,251 represents a deferred maintenance reserve ($122,438) and an unfunded obligations reserve ($187,813). The Other monthly reserve represents an unfunded obligations reserve. The unfunded obligations reserve is capped at $466,571. See “—Escrows” below.

(7)	Other Uses consist of a total of $5,500,000 used to buy out the ownership interests of prior partners in Fenley Real Estate.

■
The Mortgage Loan. The mortgage loan (the “Fenley Office Portfolio Loan”) is part of a Whole Loan (the “Fenley Office Portfolio Whole Loan”) evidenced by two pari passu notes that are together secured by first mortgages encumbering the borrower’s fee interests in 11 properties, comprised of 13 office buildings, located in Louisville, Kentucky (collectively, the “Fenley Office Portfolio Properties”). The Fenley Office Portfolio Loan to be contributed to the Issuing Entity (which is evidenced by note A-2 and represents the non-controlling interest in the Fenley Office Portfolio Whole Loan) had an original principal balance of $46,000,000, has an outstanding principal balance as of the Cut-off Date of $46,000,000 and represents approximately 3.7% of the Initial Pool Balance. The related companion loan (the “Fenley Office Portfolio Companion Loan”) (which is evidenced by note A-1 and represents the controlling interest in the Fenley Office Portfolio Whole Loan) was contributed to the CGCMT 2014-GC25 transaction, had an original principal balance of $60,000,000 and has an outstanding principal balance as of the Cut-off Date of $60,000,000. The Fenley Office Portfolio Whole Loan was originated by Citigroup Global Markets Realty Corp. on August 1, 2014. The Fenley Office Portfolio Whole Loan had an original principal balance of $106,000,000 and has an outstanding principal balance as of the Cut-off Date of $106,000,000 and each of the Fenley Office Portfolio Loan and Fenley Office Portfolio Companion Loan accrues interest at an interest rate of 4.8200% per annum. The proceeds of the Fenley Office Portfolio Whole Loan were primarily used to refinance the Fenley Office Portfolio Properties. The Fenley Office Portfolio Whole Loan will be serviced under the CGCMT 2014-GC25 pooling and servicing agreement. See “Description of the Mortgage Pool – The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Fenley Office Portfolio Loan and the Fenley Office Portfolio Companion Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FENLEY OFFICE PORTFOLIO

The Fenley Office Portfolio Whole Loan had an initial term of 120 months and has a remaining term of 116 months as of the Cut-off Date. The Fenley Office Portfolio Whole Loan requires interest only payments on each due date through and including the due date occurring in August 2016 and thereafter requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date for the Fenley Office Portfolio Whole Loan is the due date in August 2024. Voluntary prepayment of the Fenley Office Portfolio Whole Loan is permitted on or after the due date in June 2024 without payment of any prepayment premium or yield maintenance premium. Provided no event of default is continuing, defeasance of the Fenley Office Portfolio Whole Loan in whole, or in part (see “—Release of Collateral” below) with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Properties. The Fenley Office Portfolio Properties consist of a mix of 13 Class A and Class B office buildings located in Louisville, Kentucky. The Fenley Office Portfolio Properties were constructed between 1986 and 2002 and are located within the Louisville CBD, Hurstbourne Parkway/Shelbyville Road and Interstate 71/Brownsboro submarkets. As of June 1, 2014, Total Occupancy and Owned Occupancy were both 91.5%.

The following table presents certain information relating to the Fenley Office Portfolio Properties:

Property Name	Submarket	Year Built	Building GLA	Occupancy(1)	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Appraised Value(2)	UW Gross Rent $ per SF	UW NCF
One Olympia Park Plaza	Interstate 71/ Brownsboro Road	2000-2001	119,587	92.4%	$10,075,472	16.8%	$22,300,000	$24.09	$1,570,375
Two and Three Corporate Center	Hurstbourne Parkway/ Shelbyville Road	1997	145,434	97.9%	9,056,604	15.1	20,700,000	18.19	1,400,371
614 & 620 West Main Street	Central Business District	1992-1993, 2002	137,595	88.3%	7,358,491	12.3	17,350,000	18.05	1,136,292
Five Corporate Center	Hurstbourne Parkway/ Shelbyville Road	1999	115,981	85.2%	6,792,453	11.3	16,100,000	20.55	1,060,856
Fenley Office Park Building C	Interstate 71/ Brownsboro Road	2000-2001	62,934	94.4%	5,490,566	9.2	12,250,000	25.71	1,007,969
One Triton Office Park	Hurstbourne Parkway/ Shelbyville Road	2001	104,303	95.3%	5,094,340	8.5	12,600,000	18.29	991,184
One Corporate Center	Hurstbourne Parkway/ Shelbyville Road	1995-1996	77,862	92.0%	4,924,528	8.2	11,400,000	20.92	852,664
Fenley Office Park Building B	Interstate 71/ Brownsboro Road	1996	45,349	93.2%	3,679,245	6.1	8,500,000	23.87	607,479
Fenley Office Park Building A	Interstate 71/ Brownsboro Road	1995	44,844	83.0%	3,509,434	5.8	8,700,000	23.56	494,768
Six Corporate Center	Hurstbourne Parkway/ Shelbyville Road	2000	35,022	91.4%	2,094,340	3.5	4,950,000	20.46	332,942
Browenton Place	Interstate 71/ Brownsboro Road	1986-1987	33,992	87.3%	1,924,528	3.2	4,600,000	20.01	274,297
Total / Wtd. Avg.			922,903	91.5%	$60,000,000	100.0%	$148,600,000	$20.68	$9,729,196

(1)	Occupancy as of June 1, 2014.
(2)
The appraised value of $148,600,000 represents the “as-is” appraised value of the Fenley Office Portfolio Properties as a combined portfolio. The aggregate “as-is” appraised values of the 11 individual Fenley Office Portfolio Properties is $139,450,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FENLEY OFFICE PORTFOLIO

The following table presents certain information relating to the major tenants at the Fenley Office Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
ADP, Inc.(2)	NR/Aa1/AA	47,640	5.2%	$928,980	5.7%	$19.50	7/31/2015	1, 5-year option
Vogt Power Int’l Inc.(3)	NR/NR/NR	52,070	5.6	857,593	5.3	16.47	2/28/2022	1, 5-year option
UBS PaineWebber, Inc.(4)	A/A2/A	26,102	2.8	733,664	4.5	28.11	3/31/2018	2, 5-year options
AAF-McQuay(5)	NR/NR/NR	40,900	4.4	706,128	4.3	17.26	6/30/2027	2, 5-year options
Norton Properties, Inc.	NR/NR/NR	29,221	3.2	650,459	4.0	22.26	10/31/2022	2, 5-year options
Century Mortgage Co	NR/NR/NR	31,860	3.5	597,375	3.7	18.75	4/30/2018	1, 5-year option
Doe-Anderson Advertising	NR/NR/NR	29,214	3.2	511,245	3.1	17.50	12/31/2021	1, 5-year option
CNE Gas Holdings(6)	NR/NR/NR	23,669	2.6	486,871	3.0	20.57	2/28/2018	2, 3-year options
Morgan Stanley(7)	A/Baa2/A-	17,098	1.9	477,192	2.9	27.91	11/30/2022	3, 3-year options
CBS Interactive Inc.(8)(9)	BBB/Baa2/BBB	28,519	3.1	472,789	2.9	16.58	12/31/2021	2, 2-year options
Ten Largest Tenants		326,293	35.4%	$6,422,296	39.4%	$19.68
Remaining Tenants		518,605	56.2	9,859,896	60.6	19.01
Vacant		78,005	8.5	0	0.0	0.00
Total / Wtd. Avg. All Tenants		922,903	100.0%	$16,282,192	100.0%	$17.64

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
ADP, Inc. has the option to terminate its lease at any time with at least 12 months’ notice and payment of a fee equal to the unamortized portion of leasing commissions. ADP, Inc. also has the option to reduce its space by 5,000 SF with at least three months’ notice and payment of both (x) a termination fee equal to the unamortized portion of the landlord’s work and leasing commissions and (y) three months’ rent allocable to the reduced space.

(3)
Vogt Power Int’l Inc. has a one-time option to terminate its lease on February 28, 2019 with at least nine months’ notice and payment of a termination fee equal to three months rent plus the unamortized portion of the construction allowance and commissions within 30 days of such notice.

(4)
UBS PaineWebber, Inc. has the one-time option to terminate its lease on December 1, 2015 with at least nine months’ notice and payment of a termination fee equal to the unamortized portion of the construction allowance and commissions.

(5)	AAF-McQuay has the one-time option to terminate its lease on June 30, 2022 with at least 12 months prior notice.
(6)	CNE Gas Holdings has the one-time option to terminate its lease on February 29, 2016 with at least six months prior notice and payment of a termination fee of $309,142.
(7)	Morgan Stanley has the one-time option to terminate its lease on August, 31 2018 with at least 12 months prior notice and payment of a termination fee equal to $426,041.
(8)
CBS Interactive Inc. has the one time right to terminate its lease on September 30, 2019 with at least six months prior written notice and payment of a termination fee equal to the unamortized portion of the actual amounts incurred by the landlord for brokerage commissions.

(9)
CBS Interactive, Inc. has an executed lease, but has not yet taken occupancy or commenced paying rent with respect to 5,718 SF of their space. CBS Interactive, Inc. is expected to take occupancy and begin paying rent in January 2015. With respect to the 5,718 SF of space as to which CBS Interactive, Inc. is expected to take occupancy in January 2015, we cannot assure you that they will take occupancy and begin paying rent as expected or at all.

The following table presents the lease rollover schedule at the Fenley Office Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	97,916	10.6	10.6%	1,903,506	11.7	19.44	12
2016	151,104	16.4	27.0%	2,847,049	17.5	18.84	23
2017	52,509	5.7	32.7%	1,132,536	7.0	21.57	11
2018	148,962	16.1	48.8%	3,049,790	18.7	20.47	19
2019	79,707	8.6	57.4%	1,522,216	9.3	19.10	14
2020	17,535	1.9	59.3%	339,391	2.1	19.36	3
2021	75,204	8.1	67.5%	1,379,053	8.5	18.34	11
2022	98,389	10.7	78.2%	1,985,244	12.2	20.18	7
2023	36,735	4.0	82.1%	502,549	3.1	13.68	5
2024	0	0.0	82.1%	0	0.0	0.00	0
2025 & Thereafter	86,837	9.4	91.5%	1,620,858	10.0	18.67	8
Vacant	78,005	8.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	922,903	100.0%		$16,282,192	100.0%	$17.64	113

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not considered in the Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FENLEY OFFICE PORTFOLIO

The following table presents certain information relating to historical leasing at the Fenley Office Portfolio Properties:

Historical Leased %(1)

2011	2012	2013	As of 6/1/2014
85.0%	87.3%	89.6%	91.5%

(1)	As provided by the borrower which reflects average occupancy for the specified year unless otherwise indicated.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Fenley Office Portfolio Properties:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 5/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$13,558,445	$14,626,833	$15,376,676	$15,228,515	$15,320,909	$16.60
Contractual Rent Steps(2)	0	0	0	0	961,283	1.04
Gross Up Vacancy	0	0	0	0	1,633,048	1.77
Total Rent	$13,558,445	$14,626,833	$15,376,676	$15,228,515	$17,915,240	$19.41
Total Reimbursables	949,606	200,105	62,014	339,851	1,109,253	1.20
Other Income(3)	188,255	272,996	169,231	178,661	112,058	0.12
Vacancy & Credit Loss	(48,883)	0	0	0	(1,633,463)	(1.77)
Effective Gross Income	$14,647,422	$15,099,935	$15,607,921	$15,747,027	$17,503,089	$18.97

Real Estate Taxes	$938,545	$983,749	$967,920	$967,918	$1,020,447	$1.11
Insurance	88,409	148,006	93,626	131,766	143,948	0.16
Management Fee	418,808	293,774	315,792	316,941	525,093	0.57
Other Operating Expenses	4,408,969	3,757,638	3,710,618	4,106,207	4,976,207	5.39
Total Operating Expenses	$5,854,731	$5,183,168	$5,087,955	$5,522,832	$6,665,695	$7.22

Net Operating Income	$8,792,691	$9,916,766	$10,519,966	$10,224,196	$10,837,394	$11.74
TI/LC	0	0	0	0	920,147	1.00
Replacement Reserves	0	0	0	0	188,051	0.20
Net Cash Flow	$8,792,691	$9,916,766	$10,519,966	$10,224,196	$9,729,196	$10.54

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled rent increases through March 1, 2015.
(3)	Other Income includes basement storage rental income and signage income.

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Appraisal. As of the appraisal valuation date of July 1, 2014, the Fenley Office Portfolio Properties had an aggregate “as-is” appraised value of $148,600,000, which represents the appraised value for the Fenley Office Portfolio Properties on a portfolio basis, as compared to the aggregate “as-is” appraised value of $139,450,000 for the 11 individual Fenley Office Portfolio Properties.

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Environmental Matters. Based on the Phase I environmental reports dated July 14, 2014 and July 15, 2014, there were no recommendations for further action other than, with respect to the Browenton Place property, an operations and maintenance plan for asbestos, which was implemented in connection with the origination of the Fenley Office Portfolio Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FENLEY OFFICE PORTFOLIO

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Market Overview and Competition. The Fenley Office Portfolio Properties consist of 11 office properties comprising 13 office buildings and an aggregate of 922,903 SF, all of which are located in Louisville, Kentucky. The Louisville office market had a vacancy rate of 10.1% and positive net absorption of 308,876 SF as of the first quarter of 2014. The average rental rate for Class A and Class B office space was $20.33 and $14.57 respectively, as of the first quarter of 2014. According to the appraisal, the Fenley Office Portfolio Properties are spread across the Hurstbourne Parkway/Shelbyville Road submarket, Interstate 71/Brownsboro submarket and the Louisville CBD submarket.

The Hurstbourne Parkway/Shelbyville Road submarket encompasses five of the 11 Fenley Office Portfolio Properties. According to the appraisal, the 2014 populations within a one-, three- and five-mile radius of the subject properties range from 2,501 to 8,961, 38,014 to 72,736 and 111,688 to 180,575 respectively. According to the appraisal, estimated 2014 average household income within a one-, three- and five-mile radius of the subject properties range from $102,877 to 125,053, $91,347 to 111,100 and $92,393 to 104,639, respectively. According to a market report, as of the first quarter of 2014, the Hurstbourne Parkway/Shelbyville Road submarket had an inventory of 6,307,396 SF in 277 properties with an overall vacancy rate of 10.7% and positive YTD net absorption of 7,753 SF, and the average rental rate for the Hurstbourne Parkway/Shelbyville Road submarket was $19.09 per SF.

The Interstate 71/Brownsboro submarket encompasses five of the 11 Fenley Office Portfolio Properties. According to the appraisal, the 2014 populations within a one-, three- and five-mile radius of the subject properties range from 4,959 to 8,392, 55,246 to 67,540 and 120,279 to 179,839 respectively. According to the appraisal, estimated 2014 average household incomes within a one-, three and five-mile radius of the subject properties range from $114,703 to 115,068, $92,175 to 107,207 and $87,639 to 106,717 respectively. According to a market report, as of the first quarter of 2014, the Interstate 71/Brownsboro submarket had an inventory of 3,140,174 SF in 198 properties with an overall vacancy rate of 7.6% and positive YTD net absorption of 209,167 SF, and the average rental rate for the Interstate 71/Brownsboro submarket was $17.23 per SF.

The Louisville CBD submarket encompasses one of the 11 Fenley Office Portfolio Properties and is home to the headquarters of Louisville’s nine largest financial institutions, Louisville’s 21 largest law firms, and six of the top 10 stock brokerage firms in Louisville. According to the appraisal, the 2014 population within a one-, three- and five-mile radius of the subject property is 11,314, 107,284 and 251,237 respectively. According to the appraisal, estimated 2014 average household income within a one-, three and five-mile radius of the subject property is $28,099, $38,077 and $47,743 respectively. According to a market report, as of the first quarter of 2014, the Louisville CBD submarket had an inventory of 15,674,348 SF in 293 properties with an overall vacancy rate of 11.3% and positive YTD net absorption of 47,312 SF, and the average rental rate for the Louisville CBD submarket was $16.83 per SF.

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The Borrower. The borrower of the Fenley Office Portfolio Whole Loan is Fenley Portfolio Trust I, LLC, a single-purpose Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Fenley Office Portfolio Loan. David H. Fenley is the guarantor of the non-recourse carveouts under the Fenley Office Portfolio Loan. David H. Fenley is the president and co-founder of Fenley Real Estate. Fenley Real Estate was founded in 1994 and is the largest privately-held development, management and investment company of Class A properties in Kentucky. Fenley Real Estate is headquartered in Louisville, Kentucky and currently owns and manages 21 properties and over 1.5 million square feet of Class A corporate offices.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FENLEY OFFICE PORTFOLIO

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Escrows. In connection with the origination of the Fenley Office Portfolio Whole Loan, the borrowers funded aggregate reserves of $928,292 with respect to the Fenley Office Portfolio Properties, comprised of: (i) $592,850 for real estate taxes; (ii) $25,191 for insurance premiums; (iii) $122,438 for deferred maintenance consisting of various immediate repairs across the Fenley Office Portfolio Properties; and (iv) $187,813 for unfunded obligations related to free rent of various tenants across the Fenley Office Portfolio Properties.

On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay the insurance premiums over the then succeeding twelve-month period, (iii) a replacement reserve in the amount of $15,382, subject to a cap of $750,000, (iv) a TI/LC reserve in the amount of $76,908, provided however, upon the earlier to occur of the 24th monthly due date and the first date on which the amount in the TI/LC Reserve account is equal to or greater than $2,000,000, the monthly deposit amount will increase to $153,817, subject to a cap of $2,000,000; and (v) an unfunded obligations reserve in the amount of $116,643 with respect to certain unfunded obligations owed to various tenants at the Fenley Office Portfolio Properties, subject to a cap of $466,571.

In addition, on each due date during the continuance of a Fenley Office Portfolio Trigger Period commencing upon an ADP Sweep Event, the borrower will be required to fund a reserve (the “ADP Reserve”) in the amount of all excess cash flow for tenant improvements and leasing commissions with respect to the premises leased by ADP, Inc., subject to a cap of $461,450.

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Lockbox and Cash Management. The Fenley Office Portfolio Whole Loan requires a hard lockbox in the name of the borrower subject to the control of the lender, which is already in place. Pursuant to the loan documents, the borrower is required to direct all tenants to deposit all rents into the lockbox account during the term of the Fenley Office Portfolio Whole Loan. So long as a Fenley Office Portfolio Trigger Period is not then in effect, all funds in the lockbox will be remitted on each business day to the borrower’s operating account. Upon the first occurrence of a Fenley Office Portfolio Trigger Period, the lender, on borrower’s behalf, will establish an eligible cash management account (“Cash Management Account”) with the lender or the servicer. If a Fenley Office Portfolio Trigger Period has occurred and is continuing, all funds in the lockbox will be transferred on each business day to the cash management account, and the lender will apply funds on deposit in the Cash Management Account to pay debt service, mezzanine debt service, operating expenses of the Fenley Office Portfolio Properties and to fund required reserves in accordance with the loan documents. After the foregoing disbursements are made and so long as Fenley Office Portfolio Trigger Period is continuing, all excess cash is either (i) trapped in an excess cash account and held as additional collateral for the Fenley Office Portfolio Whole Loan, or (ii) if the Fenley Office Portfolio Trigger Period is caused by a mezzanine event of default, disbursed to the mezzanine lender. During the continuance of an event of default under the Fenley Office Portfolio Whole Loan, the lender may apply any funds in the Cash Management Account to amounts payable under the Fenley Office Portfolio Whole Loan and/or toward the payment of expenses of the Fenley Office Portfolio Properties, in such order of priority as the lender may determine.

A “Fenley Office Portfolio Trigger Period” means the period (A) commencing upon the earliest of, (i) the occurrence and continuance of an event of default, (ii) the occurrence and continuance of a mezzanine loan event of default, (iii) the debt service coverage ratio (as calculated under the loan documents, including mezzanine debt service) falling below 1.10x and (iv) the occurrence of an ADP Sweep Event; and (B) expiring upon: (w) in the case of clause (i) above, the cure (if applicable) of such event of default; (x) in the cause of clause (ii) above, written notice from the mezzanine lender that all mezzanine loan event of defaults have been cured; (y) in the case of clause (iii) above, the debt service coverage ratio being equal to or greater than 1.25x for two consecutive calendar quarters; (z) in the case of clause (iv) above, the date on which funds on deposit in the ADP Reserve equals $461,450.

An “ADP Sweep Event” means the earlier to occur of (i) July 31, 2015 and (ii) the date that is three months prior to the scheduled expiration date of the ADP Lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FENLEY OFFICE PORTFOLIO

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Property Management. The Fenley Office Portfolio Properties are currently managed by FAM, LLC (d/b/a Fenley Asset Management, LLC), pursuant to a management agreement. Under the loan documents, the borrower may terminate and replace the property manager without the lender’s consent, so long as (i) no event of default has occurred and is continuing, (ii) the lender receives at least 60 days prior written notice, (iii) the applicable replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of Rating Agency Confirmation), (iv) such replacement will not materially adversely affect the Fenley Office Portfolio Properties and will not otherwise trigger a termination right, right of first refusal, right of first offer or other similar right with respect to a reciprocal easement agreement affecting the Fenley Office Portfolio Properties, and (v) such replacement is permitted pursuant to the mezzanine loan documents. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in certain bankruptcy or insolvency proceedings; (b) a Fenley Office Portfolio Trigger Period has occurred; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

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Mezzanine or Subordinate Indebtedness. Concurrently with the funding of the Fenley Office Portfolio Whole Loan, Soma Specialty Finance LLC, funded a mezzanine loan in the amount of $11,000,000 to Fenley Portfolio Manager, LLC, as mezzanine borrower, which is the direct owner of 100% of the limited liability company interests in the borrower. The mezzanine loan is secured by a pledge of the mezzanine borrower’s 100% limited liability company interests in the borrower. The mezzanine loan accrues interest at a rate of 11.2500% per annum and is coterminous with the Fenley Office Portfolio Whole Loan. The rights and obligations of the respective holders of the Fenley Office Portfolio Whole Loan and the related mezzanine loan are subject to an intercreditor agreement. The Fenley Office Portfolio Whole Loan documents permit one or more direct or indirect members of the borrower to acquire the entire outstanding mezzanine loan at any time on or after August 1, 2021 provided (i) no event of default exists and (ii) the purchaser executes and delivers a subordination and standstill agreement acceptable to the lender and the rating agencies pursuant to which such purchaser is prohibited from exercising any rights or remedies under the mezzanine loan for so long as any portion of the Fenley Office Portfolio Whole Loan is outstanding.

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Release of Collateral. Provided no event of default is then continuing under the Fenley Office Portfolio Whole Loan, at any time after the earlier of (i) the second anniversary of the securitization Closing Date and (ii) the fourth anniversary of the loan origination date, the borrower may obtain the release of one or more of the Fenley Office Portfolio Properties from the lien of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to the Fenley Office Portfolio Release Price for each Fenley Office Portfolio Property being released, (ii) after giving effect to the release, the debt service coverage ratio (calculated without regard to the mezzanine loan) for the remaining Fenley Office Portfolio Properties for the preceding twelve-month period is no less than the greater of (a) 1.41x and (b) the debt service coverage ratio immediately prior to the release, (iii) after giving effect to the release, the debt yield (calculated without regard to the mezzanine loan) for the remaining Fenley Office Portfolio Properties is no less than the greater of (a) 9.5% and (b) the debt yield immediately prior to the release, (iv) after giving effect to the release, the loan-to-value ratio (calculated without regard to the mezzanine loan) for the remaining Fenley Office Portfolio Properties is no greater than the lesser of (a) 72.5% and (b) the loan-to-value immediately prior to the release and (v) delivery of a REMIC opinion and a Rating Agency Confirmation with respect to such defeasance.

“Fenley Office Portfolio Release Price” means, with respect to the release of any of the Fenley Office Portfolio Properties, the greater of (x) the net sales proceeds with respect to such Fenley Office Portfolio Property and (y) 135% of the allocated loan amount with respect to such Fenley Office Portfolio Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FENLEY OFFICE PORTFOLIO

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Fenley Office Portfolio Properties, covering no less than 18 months of business interruption coverage as calculated under the loan documents in an amount equal to 100% of the projected gross income from the Fenley Office Portfolio Properties (on an actual loss sustained basis) for a period continuing until the restoration of the Fenley Office Portfolio Properties is completed and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk’ insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $10,000, except as otherwise permitted in the loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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PRISTINE

Dazzling Diamonds & Gemstones

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IGT RETAIL CONDOMINIUM

CARTIFACT
IGT Retail Condominium
44 West 47th Street and
Unit RUA, 50 West 47th Street
New York, NY 10036
MIDTOWN
TIMES SQUARE
MIDTOWN SOUTH
West New York
Union City
Hoboken
New York
Jersey City
MANHATTAN
QUEENS
BROOKLYN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IGT RETAIL CONDOMINIUM

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$40,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$5,382.86
Size (SF)	7,431	Percentage of Initial Pool Balance		3.2%
Total Occupancy as of 10/13/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/13/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2012, 2014 / NAP	Mortgage Rate		4.1525%
Appraised Value	$72,000,000	Original Term to Maturity (Months)		84
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		84
Underwritten Revenues	$4,088,161
Underwritten Expenses	$879,861	Escrows
Underwritten Net Operating Income (NOI)	$3,208,300		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,207,929	Taxes	$0	$0
Cut-off Date LTV Ratio	55.6%	Insurance	$0	$0
Maturity Date LTV Ratio	55.6%	Replacement Reserves(1)	$0	$0
DSCR Based on Underwritten NOI / NCF	1.91x / 1.90x	TI/LC(1)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.0% / 8.0%	Other(2)	$394,597	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$40,000,000	100.0%	Principal Equity Distribution(3)	$39,340,595	98.4%
			Reserves	394,597	1.0
			Closing Costs	264,808	0.7
Total Sources	$40,000,000	100.0%	Total Uses	$40,000,000	100.0%

(1)	See “—Escrows” below.
(2)	Other reserves represent an unfunded obligations reserve for the remaining construction costs relating to the buildout of the IGT Retail Condominium Property. See “—Escrows” below.
(3)
Manhattan Property Development Corp., a borrower and subsidiary of Prime Real Estate Holding Corp. (the “IGT Borrower Sponsor”), purchased the IGT Retail Condominium Property for $31.5 million from Extell Development Company in September 2013. At the time of purchase, the retail condominium space was a concrete shell. IGT-City’s Property Development LLC, another borrower and subsidiary of the IGT Borrower Sponsor, spent approximately $6.9 million developing the IGT Retail Condominium Property. At the time of loan origination, the IGT Borrower Sponsor’s total cost basis was approximately $38.4 million.

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The Mortgage Loan. The mortgage loan (the “IGT Retail Condominium Loan”) is evidenced by two notes, one made by Manhattan Property Development Corp., in the original principal amount of $33,500,000, secured by a first mortgage encumbering the fee simple interest in a retail condominium located in New York, New York (the “IGT Retail Condominium Property”), and the other made by IGT-City’s Property Development LLC, in the original principal amount of $6,500,000, secured by a first mortgage encumbering the operating lease interest in the IGT Retail Condominium Property. Each borrower has guaranteed the other borrower’s note and the guarantee is secured by a pledge of the respective borrower’s interest in the IGT Retail Condominium Property. Each note has an interest rate of 4.1525% per annum. The IGT Retail Condominium Loan was originated by Goldman Sachs Mortgage Company on November 12, 2014 and represents approximately 3.2% of the Initial Pool Balance. The borrowers utilized the proceeds of the IGT Retail Condominium Loan to recapitalize the IGT Retail Condominium Property and to provide equity to the IGT Borrower Sponsor.

The IGT Retail Condominium Loan had an initial term of 84 months and has a remaining term of 84 months. The IGT Retail Condominium Loan requires payments of interest only during its term. The scheduled maturity date is the due date in December 2021. Voluntary prepayment of the IGT Retail Condominium Loan is prohibited prior to the due date in August 2021. The IGT Retail Condominium Loan may be voluntarily prepaid on or after the due date in January 2017 with the payment of a prepayment fee equal to a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments.

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The Mortgaged Property. The IGT Retail Condominium Property is an approximately 15,935 SF diamond exchange retail condominium located in Manhattan’s Diamond District on West 47th Street between 5th and 6th Avenue, all of which is included in the collateral. The total gross leasable area of the IGT Retail Condominium Property is 7,431 SF. The retail condominium is located on the ground floor of the 36-story International Gem Tower, which was constructed in 2012. The IGT Retail Condominium Property was constructed between September 2013 and July 2014. The IGT Retail Condominium Property opened on August 1, 2014 and the Total Occupancy and Owned Occupancy are both 100.0%, with no contractual tenant rollovers until 2024.

The IGT Retail Condominium Property’s largest tenants (by underwritten base rent) include Kent Jewelry Inc., Diamond Scene of New York, Corp., Zela Jewels, Pristine Jewelers NY Inc., Leon Diamond and Majestic Diamonds Inc. Each tenant occupies its space under a licensing agreement. Prior to leasing each space under a licensing agreement, the IGT Borrower Sponsor reviewed each tenant to ensure financial stability. All tenants

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IGT RETAIL CONDOMINIUM

were required to have a minimum of 25 years of experience operating the retail or wholesale business they planned to operate at the IGT Retail Condominium Property. All license agreements are personally guaranteed by an individual affiliated with the tenant and, in some instances, by multiple individuals affiliated with the tenant. There are no tenant termination options in any licensing agreement.

The following table presents certain information relating to the major tenants at the IGT Retail Condominium Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per Month	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(1)	Occupancy Cost	Renewal / Extension Options
Kent Jewelry Inc.	NR / NR / NR	336	4.5%	$409,500	10.7%	$34,125	$1,218.75	7/14/2024	NA	NA	NA
Diamond Scene of New York, Corp.	NR / NR / NR	315	4.2	327,600	8.6	27,300	1,040.00	9/22/2024	NA	NA	NA
Zela Jewels	NR / NR / NR	311	4.2	324,000	8.5	27,000	1,041.80	7/14/2024	NA	NA	NA
Pristine Jewelers NY Inc.	NR / NR / NR	415	5.6	313,500	8.2	26,125	755.42	7/7/2024	NA	NA	NA
Leon Diamond	NR / NR / NR	283	3.8	300,000	7.9	25,000	1,060.07	8/31/2024	NA	NA	NA
Majestic Diamonds Inc.	NR / NR / NR	210	2.8	216,000	5.7	18,000	1,028.57	8/14/2024	NA	NA	NA
New York Gold & Silver Refiners, Inc.	NR / NR / NR	399	5.4	166,500	4.4	13,875	417.29	7/14/2024	NA	NA	NA
YSK Jewelry Corp.	NR / NR / NR	173	2.3	103,950	2.7	8,663	600.87	7/14/2024	NA	NA	NA
Shally Diamonds	NR / NR / NR	115	1.5	100,800	2.6	8,400	876.52	7/1/2024	NA	NA	NA
Jewels by Orolink LTD	NR / NR / NR	248	3.3	91,200	2.4	7,600	367.74	6/30/2024	NA	NA	NA
Ten Largest Owned Tenants		2,805	37.7%	$2,353,050	61.7%	$196,088	$838.88
Remaining Owned Tenants		4,626	62.3	1,458,726	38.3	121,561	315.33
Vacant Spaces (Owned Space)		0	0.0	0	0.0		0.00
Total / Wtd. Avg. All Owned Tenants		7,431	100.0%	$3,811,776	100.0%	$317,648	$512.96

(1)	Tenants are not required to report sales.

The following table presents certain information relating to the lease rollover schedule at the IGT Retail Condominium Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(2)	515	6.9%	6.9%	$0	0.0%	$0.00	1
2014	0	0.0	6.9%	0	0.0	0.00	0
2015	0	0.0	6.9%	0	0.0	0.00	0
2016	0	0.0	6.9%	0	0.0	0.00	0
2017	0	0.0	6.9%	0	0.0	0.00	0
2018	0	0.0	6.9%	0	0.0	0.00	0
2019	0	0.0	6.9%	0	0.0	0.00	0
2020	0	0.0	6.9%	0	0.0	0.00	0
2021	0	0.0	6.9%	0	0.0	0.00	0
2022	0	0.0	6.9%	0	0.0	0.00	0
2023	0	0.0	6.9%	0	0.0	0.00	0
2024	6,916	93.1	100.0%	3,811,776	100.0	551.15	34
2025 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	7,431	100.0%		$3,811,776	100.0%	$512.96	35

(1)	Calculated based on square footage occupied by each Owned Tenant per the rent roll dated October 13, 2014.
(2)	Represents a 515 SF management office.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IGT RETAIL CONDOMINIUM

The following table presents certain information relating to historical leasing at the IGT Retail Condominium Property:

Historical Leased %(1)

As of 10/13/2014
Owned Space	100.0%

(1)	The IGT Retail Condominium Property opened on August 1, 2014.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the IGT Retail Condominium Property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rental Revenue(2)	$3,811,776	$512.96
Total Reimbursement Revenue(3)	226,987	30.55
Other Revenue(4)	219,738	29.57
Gross Up Vacancy	0	0.00
Gross Revenue	$4,258,501	$573.07
Vacancy & Credit Loss	(170,340)	(22.92)
Effective Gross Income	$4,088,161	$550.15

Total Operating Expenses(5)	$879,861	$118.40

Net Operating Income	$3,208,300	$431.75
TI/LC	0	0.00
Capital Expenditures	372	0.05
Net Cash Flow	$3,207,929	$431.70

(1)	The IGT Retail Condominium Property opened on August 1, 2014. No historical operating data is available.
(2)	Underwritten Base Rental Revenue is based on the October 13, 2014 rent roll with rent steps through November 30, 2015. Rent steps account for $210,456 of Base Rental Revenue.
(3)
Underwritten Total Reimbursement Revenue includes cleaning, electric and real estate tax reimbursements. Cleaning reimbursement revenue is based on the actual October 2014 bills. Tenants reimburse 100.0% of interior IGT Retail Condominium Property cleaning. Electric reimbursement revenue is based on the latest available electric bill. Tenants reimburse 97.2% of the electric cost. The underwriting reflects real estate tax reimbursement revenue based on the appraisal’s concluded fiscal year 2015 real estate tax expense and the tenants’ base year terms.

(4)
Underwritten Other Revenue includes advertising and security exclusivity agreement revenue share income. A borrower has given DGA, a non-affiliated security provider, the exclusive right to provide security services at the IGT Retail Condominium Property. All tenants are required to enter into a security agreement with DGA. A borrower is entitled to 50% of revenue these agreements generate. The underwriting reflects the 50% revenue share based on the income generated under the currently executed agreements. A borrower has given Time Square Communications (“TSQ”) the exclusive right to use the digital advertising banners. A borrower is entitled to 100% of the first $20,000 in advertising fee revenues TSQ collects, and 60% of all advertising fee revenues over $20,000. The underwriting is based on annualized actual revenue share income for September 2014.

(5)	Underwritten Total Operating Expenses includes cleaning and electric expenses.

■	Appraisal. According to the appraisal, the IGT Retail Condominium Property had an “as-is” appraised value of $72,000,000 as of October 13, 2014.

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Environmental Matters. According to a Phase I environmental report, dated October 28, 2014, there are no recognized environmental conditions or recommendations for further action at the IGT Retail Condominium Property.

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Market Overview and Competition. The IGT Retail Condominium Property is located in midtown Manhattan, New York, in the city’s diamond district (the “Diamond District”). As of 2014, the IGT Retail Condominium Property’s zip code had an estimated average household income of $102,220. For the same period, Manhattan had an estimated population of approximately 1.6 million and an estimated average household income of $117,644.

The Diamond District is generally considered to be the area of West 47th Street between 5th and 6th Avenue. The Diamond District was established in the 1940s when local jewelry dealers, who previously occupied space downtown, began relocating to the area. According to a 2013 Diamond District industry report, there were 2,600 individual companies operating on the block, accounting for an estimated 26,000 jobs and $5 billion in economic activity per year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IGT RETAIL CONDOMINIUM

The IGT Retail Condominium Property is considered to be a top jewelry exchange in the Diamond District due to its high-end, brand-new facility and tenant spaces and amenities. While the IGT Retail Condominium Property competes with all buildings on the street, there is only one property in the district with a similar multi-level setup, 15 West 47th Street, which was built in 1926. The street front space at the 15 West 47th Street property, the space type which commands the highest rents, offers significantly less street frontage than the IGT Retail Condominium Property and does not feature individual access for the tenants which is desired by tenants. As such, the IGT Retail Condominium Property is considered to be superior according to the appraisal.

The following table presents certain information relating to the primary competition for the IGT Retail Condominium Property:

Competitive Set(1)

	IGT Retail Condominium	15 West 47th Street
Distance from Subject	-	<0.1 mile
Property Type	Retail/Specialty	Retail/Specialty
Year Built	2012, 2014	1926
Total GLA	7,431	NAV
Total Occupancy	100%	100%
Anchors	N/A	N/A

(1)	Source: Appraisal.

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The Borrowers. The borrowers are Manhattan Property Development Corp. and IGT-City’s Property Development LLC, each a single-purpose, single-asset entity with one independent director. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the IGT Retail Condominium Loan. Each borrower guarantees the other borrower’s obligations under such other borrower’s respective note and pledged its respective interest in the IGT Retail Condominium Property to secure the guarantee and the obligations under the applicable note executed by such borrower for loan origination. Ihsan Gulay is the indirect sole owner of both borrowers and is the separate limited non-recourse carveout guarantor (subject to a $4,000,000 cap) under the IGT Retail Condominium Loan. See “–Annex E-2” in the Free Writing Prospectus.

The borrowers are indirect subsidiaries of Ihsan Gulay, owner of the Istanbul-based Gulaylar Group. The Gulaylar Group is an 80 year-old, privately held, Turkish conglomerate which owns and manages offices, malls and resorts and is involved in all aspects of the jewelry industry including the exportation of gems, gold and silver to 55 countries. The Gulaylar Group currently consists of 24 separate corporations and has 15 years of experience operating in New York City’s diamond district.

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Escrows. At origination, the borrowers funded (i) an unfunded obligations reserve in the amount of $394,597 in respect of certain outstanding construction costs relating to the initial buildout of the IGT Retail Condominium Property.

In addition, on each due date, the borrowers will be required to fund, (i) during the continuance of an IGT Retail Condo Trigger Period, a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period, (ii) during the continuance of an IGT Retail Condo Trigger Period or an event of default, a tenant improvement and leasing commission reserve in an amount equal to $4,833 (subject to a cap of $174,000), and (iii) during the continuance of an IGT Retail Condo Trigger Period or an event of default, a capital expenditure reserve in an amount equal to $290.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IGT RETAIL CONDOMINIUM

A “IGT Retail Condo Trigger Period” means the period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the net operating income (as calculated under the loan documents) is less than $2,000,000, and ending at the conclusion of the first fiscal quarter for which the net operating income for the trailing twelve-month period (ending on the last day of any fiscal quarter) is greater than or equal to $2,000,000, or (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports (subject to certain notice and cure rights) and ending when such financial reports are delivered and they indicate that no IGT Retail Condo Trigger Period under clause (i) above has commenced and is continuing.

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Lockbox and Cash Management. The IGT Retail Condominium Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of an IGT Retail Condo Trigger Period or an event of default, the loan documents permit the lender to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the IGT Retail Condominium Property and all other money received by the borrowers or the property manager with respect to the IGT Retail Condominium Property be deposited into such lockbox account. At the end of each business day during a continuing IGT Retail Condo Trigger Period or an event of default, all amounts in the lockbox account will be required to be directed into a cash management account controlled by the lender. All amounts in the cash management account or which are being held as additional collateral will be required to be swept into an operating account at such time as such IGT Retail Condo Trigger Period or an event of default is no longer continuing.

On each due date during an IGT Retail Condo Trigger Period or an event of default, or, at the lender’s discretion, during an event of default under the IGT Retail Condominium Loan, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required to pay debt service, required reserves and budgeted operating expenses, be held as additional collateral for the IGT Retail Condominium Loan.

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Property Management. The IGT Retail Condominium Property is managed by IGT Shopping Mall Manager LLC, an affiliate of the IGT Borrower Sponsor. The management agreement has a 1-year term. The management fee is 4.0% of gross rents at the IGT Retail Condominium Property. The management agreement automatically renews annually for an additional year unless terminated in writing. Under the loan documents, the IGT Retail Condominium Property is required to remain managed by (i) IGT Shopping Mall Manager LLC, or (ii) any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. During the continuance of an event of default under the IGT Retail Condominium Loan, or during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable cure periods), or upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, the lender has the right to require the borrowers to replace such property manager with a property manager selected by the lender.

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Mezzanine or Subordinate Indebtedness. The IGT Retail Condominium loan documents permit New York Property Development LLC, a direct owner of Manhattan Property Development Corp. and an indirect owner of IGT-City’s Property Development LLC, to incur mezzanine debt that is secured by a pledge of direct or indirect equity interests in the borrowers (a “Permitted Mezzanine Loan”), so long as no event of default has occurred and is continuing under any of the loan documents, the lender and the holder of the Permitted Mezzanine Loan have entered into a customary intercreditor agreement and certain other requirements are met including but not limited to, either (A) a Rating Agency Confirmation has been obtained or (B) collectively, (i) the aggregate loan-to-value ratio (taking into account the Permitted Mezzanine Loan and the IGT Retail Condominium Loan and as calculated under the loan documents) does not exceed 75.0%; (ii) the debt service coverage ratio (as calculated under the loan documents) for the twelve-month period immediately preceding the most recent fiscal quarter end is at least 1.35x; (iii) the Permitted Mezzanine Loan is a fixed rate loan or floating rate loan subject to a rate cap, (iv) the Permitted Mezzanine Loan is provided by certain qualified institutional lenders (which cannot be a borrower or affiliate of any borrower), and (v) the balloon payment, if any, of the Permitted Mezzanine Loan is required to be due after the maturity date of the IGT Retail Condominium Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IGT RETAIL CONDOMINIUM

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Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the IGT Retail Condominium Property (plus eighteen months of rental loss and/or business interruption coverage). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the IGT Retail Condominium Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the IGT Retail Condominium Property are separately allocated to the IGT Retail Condominium Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DOLCE LIVING BURLESON

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DOLCE LIVING BURLESON

Fort Worth
Forest Hill
Edgecliff Village
WEDGWOOD
SYCAMORE
Everman
SYCAMORE STRIP AIRPORT
FAR SOUTH
Huguley Memorial Medical Center
Crowley
FORT WORTH SPINKS AIRPORT
Burleson
Dolce Living Burleson
1320 Northwest Summercrest Boulevard
Burleson, TX 76028
Southwestern Baptist Theology Seminary
La Gran Plaza De Fort Worth
Tarrant County College -South Campus
Overton Park Plaza
Hulen Mall
W SEMINARY DR
E SEMINARY DR
ALTAMESA BLVD
ALTAMESA BLVD E
SYCAMORE SCHOOL RD
EVERMAN PKY
E ENON AVE
W RISINGER RD
E RENDON CROWLEY RD
W MAIN ST
E MAIN ST
CROWLEY-PLOVER RD
BURLESON RETTA RD
MANSFIELD HWY
Hidden Creek Sports Complex
Chisenhall Fields Sports Complex
HIDDEN CREEK PKY
Frisco
Allen
Plano
Dallas
Irving
Arlington
Grand Prairie
Fort Worth
Crowley
Joshua
Alvarado
Mansfield
Cedar Hill
DeSoto
Duncanville
Waxahachie
Midlothian
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DOLCE LIVING BURLESON

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	MC-Five Mile
Location (City/State)	Burleson, Texas	Cut-off Date Principal Balance	$25,400,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit(1)	$105,833.33
Size (Units)	240	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 9/30/2014	98.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/30/2014	98.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	2013, 2014 / NAP	Mortgage Rate	4.6700%
Appraised Value	$37,750,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$3,218,748
Underwritten Expenses	$1,328,111
Underwritten Net Operating Income (NOI)	$1,890,637	Escrows
Underwritten Net Cash Flow (NCF)	$1,830,637	Upfront	Monthly
Cut-off Date LTV Ratio(1)	67.3%	Taxes	$303,030	$30,303
Maturity Date LTV Ratio(1)	61.6%	Insurance	$58,728	$7,341
DSCR Based on Underwritten NOI / NCF(1)	1.20x / 1.16x	Replacement Reserves(2)	$0	$5,000
Debt Yield Based on Underwritten NOI / NCF(1)	7.4% / 7.2%	Other(3)	$1,600,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,400,000	100.0%	Loan Payoff	$20,535,294	80.8%
			Principal Equity Distribution	2,333,391	9.2
			Reserves	1,961,757	7.7
			Closing Costs	569,559	2.2
Total Sources	$25,400,000	100.0%	Total Uses	$25,400,000	100.0%

(1)
Reflects the fully funded loan amount which includes the $1,600,000 performance holdback reserve. Based on the initial funded amount of $23,800,000, the Cut-off Date LTV Ratio, DSCR based on Underwritten NCF, and Debt Yield based on Underwritten NCF are 63.0%, 1.24x, and 7.7%, respectively. The Maturity Date LTV Ratio is calculated using the “as-stabilized” appraised value of $37,850,000. Based on the “as-is” appraised value the Maturity Date LTV Ratio is 61.7%. The initial funded loan amount per unit is $99,167.

(2)	Replacement Reserves are subject to a cap of $180,000.
(3)
Other reserves include a performance holdback reserve of $1,600,000 to be released subject to, among other conditions, the Dolce Living Burleson Property achieving a net cash flow debt yield of 7.5% and a NCF DSCR of 1.20x based on a trailing 12 month cash flow on or before March 1, 2016. See “—Escrows” below.

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The Mortgage Loan. The mortgage loan (the “Dolce Living Burleson Loan”) is evidenced by a note in the original principal amount of $25,400,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 240-unit multifamily complex located in Burleson, Texas (the “Dolce Living Burleson Property”). The Dolce Living Burleson Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on October 2, 2014. The Dolce Living Burleson Loan has an outstanding principal balance as of the Cut-off Date of $25,400,000 which represents approximately 2.0% of the Initial Pool Balance, and accrues interest at an interest rate of 4.6700% per annum. The proceeds of the Dolce Living Burleson Loan were used to refinance the existing debt on the Dolce Living Burleson Property, pay closing costs, fund reserves, and return equity to the borrower.

The Dolce Living Burleson Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Dolce Living Burleson Loan requires payments of interest only for the initial 60 months and then payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the Dolce Living Burleson Loan is the due date in November 2024. The Dolce Living Burleson Loan may be voluntarily prepaid on or after the due date in January 2017 with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the Dolce Living Burleson Loan is permitted on and after the due date in August 2024 without payment of any yield maintenance or prepayment premium.

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The Mortgaged Property. The Dolce Living Burleson Property is a 240-unit multifamily complex located in Burleson, Texas, approximately 15 miles south of downtown Fort Worth. The Dolce Living Burleson Property was built in two phases which were completed in 2013 and 2014. The improvements are situated on an approximately 6.20 acre parcel and consist of 11 primarily three-story residential buildings which offer one, two, and three bedroom floor plans that range in size from 804 SF to 1,266 SF. The Dolce Living Burleson Property offers amenities including an outdoor pool, Wi-Fi café, fitness center, billiards lounge, and a business center. Apartment unit amenities include granite countertops, custom cabinets, kitchen islands, stainless steel appliances, laminate wood flooring, a full size washer and dryer, and storage on a patio or balcony.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DOLCE LIVING BURLESON

The following table presents certain information relating to the units and rent at the Dolce Living Burleson Property:

Unit Type	Occupied Units(1)	Vacant Units(1)	Total Units(1)	% of Total Units	Average SF per Unit(1)	Market Rent/Unit per month(2)	Actual Rent/Unit per month(1)	Average UW Rent/Unit per month	Underwritten Rent
1BR/1BA	99	1	100	41.7%	804	$935	$928	$928	$1,113,192
2BR/2BA	115	1	116	48.3	1,107	$1,212	$1,157	$1,157	1,611,060
3BR/2BA	23	1	24	10.0	1,266	$1,375	$1,349	$1,349	388,548
Total / Wtd. Avg.	237	3	240	100.0%	997	$1,113	$1,081	$1,081	$3,112,800

(1)	Source: As provided by the borrower per the September 30, 2014 rent roll.
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Dolce Living Burleson Property:

Historical Leased %(1)(2)
As of 9/30/2014
98.8%

(1)	As provided by the borrower and represents occupied units.
(2)	Historical leased figures were unavailable as the Dolce Living Burleson Property was constructed in 2014.

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Operating History and Underwritten Net Cash Flow. The Dolce Living Burleson Property was 98.8% occupied as of September 30, 2014. The Dolce Living Burleson Loan is structured with a performance holdback reserve of $1,600,000 to be released subject to the Dolce Living Burleson Property attaining a net cash flow debt yield of 7.5% and a net cash flow debt service coverage ratio of 1.20x based on a trailing 12 month cash flow, which the borrower has 17 months from the loan origination date to achieve. Underwritten net cash flow for the Dolce Living Burleson Property reflects a 5.75% economic vacancy and the lesser of quoted rates as of September 30, 2014 or market rents.

The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Dolce Living Burleson Property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per Unit
Base Rent	$2,987,772	$12,449
Gross Up Vacancy	125,028	521
Gross Potential Rent	$3,112,800	$12,970
Vacancy, Credit Loss & Concessions	(179,052)	(746)
Total Rent Revenue	$2,933,748	$12,224
Other Revenue(2)	285,000	1,188
Effective Gross Income	$3,218,748	$13,411

Real Estate Taxes	$477,328	$1,989
Insurance	85,525	356
Management Fee	128,750	536
Other Operating Expenses	636,508	2,652
Total Operating Expenses	$1,328,111	$5,534

Net Operating Income	$1,890,637	$7,878
Replacement Reserves	60,000	250
Net Cash Flow	$1,830,637	$7,628

(1)	Historical operating information is not available as the second phase of the Dolce Living Burleson Property was not completed until 2014.
(2)
Other Revenue includes lease termination charges, credit application charges, keys charges, gate card charges, late fees, non-sufficient funds charges, garage income, utility reimbursements, damage charges and other miscellaneous charges.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DOLCE LIVING BURLESON

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Appraisal. According to the appraisal, the Dolce Living Burleson Property had an “as-is” appraised value of $37,750,000 as of an effective date of July 29, 2014, and is expected to have an “as stabilized” appraised value of $37,850,000 as of an effective date of July 29, 2015.

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Environmental Matters. Based on a Phase I environmental report dated August 19, 2014, there is no evidence of recognized environmental conditions in connection with the Dolce Living Burleson Property and no further investigation is recommended.

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Market Overview and Competition. The Dolce Living Burleson Property is located in Burleson, Texas, which is part of Johnson County and is 15 miles south of the Fort Worth central business district. The immediate area of the Dolce Living Burleson Property is a newer area of development, consisting primarily of residential properties with both single family homes and multifamily developments. The Dolce Living Burleson Property is situated in close proximity to commercial and retail establishments, as well as major local employers. The Dolce Living Burleson Property’s competitive set is comprised of four multifamily projects which were built between 2000 and 2011, all of which are located within a five mile radius. The competitive set includes 855 units with an average occupancy of approximately 93%.

The following table presents certain information relating to the primary competition for the Dolce Living Burleson Property:

Competitive Set(1)

	Dolce Living Burleson	Encore Alsbury	Fountains of Burleson	Reserve at Village Creek	Republic Deer Creek
Location	Burleson	Burleson	Burleson	Burleson	Fort Worth
Year Built	2013	2010	2000	2011	2011
Occupancy	98.8%	98.0%	91.0%	96.0%	90.0%
No. of Units	240	200	128	191	336
Distance	0.0	1.3 miles	2.5 miles	3.5 miles	5.0 miles

(1)	Source: Appraisal.

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The Borrower. The borrower is Dolce Living at Burleson, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Dolce Living Burleson Loan. The non-recourse carveout guarantor under the Dolce Living Burleson Loan is Ruslan Krivoruchko.

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Escrows. On the origination date, the borrower funded aggregate reserves of $1,961,757 with respect to the Dolce Living Burleson Loan, comprised of (i) $1,600,000 as a performance holdback reserve; (ii) $303,030 as an initial tax escrow deposit and (iii) $58,728 as an initial insurance escrow deposit.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Dolce Living Burleson Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the succeeding twelve-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the succeeding twelve-month period and (iii) a replacement reserve in an amount equal to $5,000 ($250 per unit per year), subject to a cap of $180,000.

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Lockbox and Cash Management. The Dolce Living Burleson Loan is structured with a soft lockbox and springing cash management. The Dolce Living Burleson Loan documents require the borrower to set up a lockbox account for the sole and exclusive benefit of the lender into which the borrower is required to deposit or cause to be deposited by the property manager all revenue generated by the Dolce Living Burleson Property within three business days of receipt of such revenue. The Dolce Living Burleson Loan documents also require that the funds on deposit in the lockbox account be transferred on each business day to the borrower unless a Dolce Living Burleson Trigger Period exists, in which case the funds are required to be transferred on each

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DOLCE LIVING BURLESON

business day to the cash management account under the control of the lender. On each due date during the continuance of a Dolce Living Burleson Trigger Period, the Dolce Living Burleson Loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums and replacement reserves be reserved with the lender and held as additional collateral for the Dolce Living Burleson Loan. During the continuance of an event of default under the Dolce Living Burleson Loan, the lender may apply any funds in the cash management account to amounts payable under the Dolce Living Burleson Loan and/or toward the payment of expenses of the Dolce Living Burleson Property, in such order of priority as the lender may determine.

A “Dolce Living Burleson Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Dolce Living Burleson Loan, (ii) the debt service coverage ratio (as calculated under the Dolce Living Burleson Loan documents) being less than 1.10x for two consecutive calendar quarters, and (iii) the debt yield (as calculated under the Dolce Living Burleson Loan documents) being less than 7.0% for two consecutive calendar quarters, and (b) expiring, as applicable, upon (i) the cure of such event of default, (ii) the debt service coverage ratio being equal to or greater than 1.10x for four consecutive calendar quarters and (iii) the debt yield being equal to or greater than 7.0% for four consecutive calendar quarters.

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Property Management. The Dolce Living Burleson Property is currently managed by Pace Realty Corporation, a third-party operator, pursuant to a management agreement. The Dolce Living Burleson Loan documents provide that the borrower may not, without the lender’s prior consent (i) surrender, terminate or cancel the management agreement; provided, that the borrower may replace the property manager so long as the replacement property manager is a qualified property manager pursuant to a replacement management agreement; (ii) reduce or consent to the reduction of the term of the management agreement; (iii) increase or consent to the increase of the amount of any charges under the management agreement or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the management agreement in any material respect.

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Mezzanine or Subordinate Indebtedness. The Dolce Living Burleson Loan documents permit future subordinate mezzanine financing from a third party (not including any member of a transferee borrower or any affiliate of a transferee borrower) upon a transfer and assumption of the Dolce Living Burleson Loan, provided, among other things, (i) no event of default under the Dolce Living Burleson Loan is ongoing, (ii) the mezzanine loan is non-recourse, is secured only by a pledge in the direct or indirect ownership interests in the transferee borrower or the most junior borrower under the mezzanine loan, as applicable, is not secured by an interest in the Dolce Living Burleson Property, and is not cross-collateralized or cross-defaulted with any other property or loan (other than the Dolce Living Burleson Loan), (iii) the mezzanine loan together with the Dolce Living Burleson Loan have a combined loan-to-value ratio of no greater than 75%, (iv) the debt service coverage ratio (taking into account the mezzanine loan and the Dolce Living Burleson Loan) is at least 1.20x, (v) the mezzanine loan is made by a lender acceptable to rating agencies and the mezzanine loan lender has entered into an intercreditor agreement acceptable to the lender under the Dolce Living Burleson Loan, (vi) the lender of the Dolce Living Burleson Loan receives at least 30 days notice prior to the mezzanine loan closing date, (vii) the structure of the mezzanine loan is acceptable to the lender under the Dolce Living Burleson Loan in its sole discretion, (viii) rating agency criteria is satisfied, (ix) the transferee borrower has paid or reimbursed the lender of the Dolce Living Burleson Loan for all costs including, but not limited to, attorneys’ fees and rating agency fees and expenses incurred by the lender in connection with the mezzanine loan, (x) the lender of the Dolce Living Burleson Loan has obtained Rating Agency Confirmation, (xi) the transferee borrower and holder of the mezzanine loan have delivered or caused to be delivered all documents required by the lender of the Dolce Living Burleson Loan to provide payment of the mezzanine loan and (xii) no default of event of default under the Dolce Living Burleson Loan has occurred as a result of the mezzanine loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DOLCE LIVING BURLESON

■
Terrorism Insurance. The property, liability and business interruption insurance coverage required to be maintained under the Dolce Living Burleson Loan documents is required to include coverage for losses due to acts of terrorism, including but not limited to, damage caused by war and the acts of terrorists, including nuclear, biological and/or chemical acts of terrorists, including both certified and non-certified acts of terrorists, both foreign and domestic acts of terrorists, in each case in an amount equal to 100% of the “full replacement cost”. See “Risk Factors–Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

FOUNTAINS CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FOUNTAINS CENTER

CARTIFACT
Fountains Center
7000-7700 West Camino Real
Boca Raton, FL 33433
Boca Raton
Highland Beach
Deerfield Beach
Hillsboro Beach
Lighthouse Point
Pompano Beach
Atlantic Ocean
BOCA RATON AIRPORT
Florida Atlantic University -Boca Raton
Lynn University
Town Center At Boca Raton
Boca Raton Regional Hospital
Mizner Park
Royal Palm Plaza
Royal Palm Polo Sports Club
Cove Shopping Center
North Broward Medical Center
Festival Market Place
Pompano Citi Centre
POMPANO BEACH AIRPARK
Broward - College-north
FLORIDA'S TURNPIKE
YAMATO RD
GLADES RD
W PALMETTO PARK RD
SW 18TH ST
W HILLSBORO BLVD
SW 10TH ST
WILES RD
E SAMPLE RD
W COPANS RD
CLINT MOORE RD
NW 40TH ST
LINTON BLVD
Palm Beach Gardens
West Palm Beach
Wellington
Fort Lauderdale
Weston
Hollywood
Hialeah
Doral
Miami
Kendall
ATLANTIC OCEAN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FOUNTAINS CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Boca Raton, Florida	Cut-off Date Principal Balance		$25,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$135.60
Size (SF)	184,363	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 10/1/2014	82.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2014	82.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1978-1988 / 2011-2014	Mortgage Rate		4.5500%
Appraised Value	$37,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	24

Underwritten Revenues	$4,297,963
Underwritten Expenses	$1,771,236	Escrows
Underwritten Net Operating Income (NOI)	$2,526,727		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,304,862	Taxes	$427,114	$32,855
Cut-off Date LTV Ratio	67.0%	Insurance	$210,038	$21,004
Maturity Date LTV Ratio(1)	53.3%	Replacement Reserve	$0	$3,073
DSCR Based on Underwritten NOI / NCF	1.65x / 1.51x	TI/LC(2)	$0	$15,364
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.2%	Other(3)	$104,553	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,000,000	99.8%	Loan Payoff	$18,534,306	74.0%
Other Sources	55,000	0.2	Principal Equity Distribution	5,226,475	20.9
			Reserves	741,705	3.0
			Closing Costs	552,514	2.2
Total Sources	$25,055,000	100.0%	Total Uses	$25,055,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $40,100,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $37,300,000, is 57.3%. See “—Appraisal” below.

(2)	The TI/LC reserve is capped at $550,000. See “—Escrows” below.
(3)
Other upfront reserves represent a deferred maintenance reserve of $46,250 and an unfunded obligation reserve of $58,303 including gap rent of $43,303 and tenant improvement allowance of $15,000. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Fountains Center Loan”) is evidenced by a note in the original principal amount of $25,000,000 and is secured by a first mortgage encumbering a mixed use office and retail complex located in Boca Raton, Florida (the “Fountains Center Property”). The Fountains Center Loan was originated by Citigroup Global Markets Realty Corp. on October 22, 2014 and represents approximately 2.0% of the Initial Pool Balance. The note evidencing the Fountains Center Loan has an outstanding principal balance as of the Cut-off Date of $25,000,000 and accrues interest at an interest rate of 4.5500% per annum. The proceeds of the Fountains Center Loan were used to refinance existing debt on the Fountains Center Property, to pay closing costs, to fund reserves, and to return equity to the Fountains Center Loan borrower.

The Fountains Center Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Fountains Center Loan requires interest only payments on each due date through and including the due date occurring in November 2016 and thereafter requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date is the due date in November 2024. Voluntary prepayment of the Fountains Center Loan without payment of any prepayment premium is permitted on or after the due date in September 2024. Provided that no event of default is continuing, defeasance of the Fountains Center Loan with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Property. The Fountains Center Property consists of seven, four-story office buildings totaling 184,363 SF. The improvements were constructed between 1978 and 1988 on a 14.60-acre site. In addition, the property includes 855 parking spaces (ratio of 4.64 spaces per 1,000 SF). As of October 1, 2014, the Total Occupancy and Owned Occupancy rates for the Fountains Center Property were both 82.9%. The two largest tenants, CRC Insurance Services and John Hancock Life Insurance, occupy 7.0% and 6.7%, respectively, of the total GLA.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FOUNTAINS CENTER

The following table presents certain information relating to the major tenants at the Fountains Center Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
CRC Insurance Services(2)	NR/NR/NR	12,987	7.0%	$212,869	7.3%	$16.39	4/30/2020	1, 5-year option
John Hancock Life Insurance(3)	A+/A1/AA-	12,409	6.7	203,973	7.0	16.44	9/30/2023	1, 5-year option
Citicorp	A/Baa2/A-	4,884	2.6	157,480	5.4	32.24	6/30/2022	4, 5-year options
Laxmi Healthcare	NR/NR/NR	4,950	2.7	130,037	4.4	26.27	10/1/2022	NA
Suntrust Bank	BBB+/Baa1/BBB+	5,000	2.7	124,776	4.3	24.96	5/31/2016	2, 5-year options
Boca Mozart Cafe	NR/NR/NR	3,914	2.1	104,708	3.6	26.75	4/30/2022	First Right of Refusal
Acts Retirement-Life Communities, Inc.	NR/NR/NR	5,612	3.0	98,771	3.4	17.60	3/31/2015	1, 5-year option
NPC of Boca Raton	NR/NR/NR	5,200	2.8	83,200	2.8	16.00	6/30/2017	2, 5-year options
Boca Integrative Health	NR/NR/NR	4,321	2.3	80,111	2.7	18.54	7/31/2020	NA
Center Stage	NR/NR/NR	4,965	2.7	79,440	2.7	16.00	7/31/2024	NA
Ten Largest Tenants		64,242	34.8%	$1,275,365	43.5%	$19.85
Remaining Tenants		88,683	48.1	1,657,392	56.5	18.69
Vacant		31,438	17.1	0	0.0	0.00
Total / Wtd. Avg. All Tenants		184,363	100.0%	$2,932,757	100.0%	$19.18

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
CRC Insurance Services has a one-time lease termination option on September 1, 2018 with six months advance written notice. In such event, CRC Insurance Services will be required to repay all unamortized costs to the landlord in addition to three months gross rent.

(3)
John Hancock Life Insurance has the right to terminate its lease effective September 30, 2018, September 30, 2019, September 30, 2020 or September 30, 2021 with 12 months prior written notice at no cost to tenant.

The following table presents the lease rollover schedule at the Fountains Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	7,816	4.2	4.2%	147,564	5.0	18.88	17
2015	17,925	9.7	14.0%	316,147	10.8	17.64	17
2016	9,719	5.3	19.2%	214,631	7.3	22.08	4
2017	12,749	6.9	26.1%	206,021	7.0	16.16	6
2018	7,034	3.8	30.0%	136,968	4.7	19.47	4
2019	13,537	7.3	37.3%	227,373	7.8	16.80	8
2020	19,684	10.7	48.0%	335,748	11.4	17.06	3
2021	7,302	4.0	51.9%	140,145	4.8	19.19	3
2022	32,201	17.5	69.4%	748,677	25.5	23.25	11
2023	19,993	10.8	80.3%	380,043	13.0	19.01	4
2024	4,965	2.7	82.9%	79,440	2.7	16.00	1
2025 & Thereafter	0	0.0	82.9%	0	0.0	0.00	0
Vacant	31,438	17.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	184,363	100.0%		$2,932,757	100.0%	$19.18	78

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FOUNTAINS CENTER

The following table presents certain information relating to historical leasing at the Fountains Center Property:

Historical Leased %(1)
2011	2012	2013	As of 10/1/2014
66.0%	73.5%	73.5%	82.9%

(1)	As provided by the borrower and reflecting average occupancy for the specified year unless otherwise indicated.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Fountains Center Property:

Cash Flow Analysis(1)
	2012	2013	TTM 8/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$2,561,204	$2,109,549	$2,504,048	$2,851,798	$15.47
Contractual Rent Steps(2)	0	0	0	80,959	0.44
Gross Up Vacancy	0	0	0	867,919	4.71
Total Rent	$2,561,204	$2,109,549	$2,504,048	$3,800,676	$20.62
Total Reimbursables	0	955,345	1,213,584	1,365,206	7.40
Other Income	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	(867,919)	(4.71)
Effective Gross Income	$2,561,204	$3,064,894	$3,717,632	$4,297,963	$23.31

Real Estate Taxes	$353,657	$375,204	$381,068	$380,379	$2.06
Insurance	234,833	210,312	213,304	240,044	1.30
Management Fee	98,491	122,595	148,705	171,919	0.93
Other Operating Expenses	835,003	933,978	933,184	978,895	5.31
Total Operating Expenses	$1,521,984	$1,642,089	$1,676,261	$1,771,236	$9.61

Net Operating Income	$1,039,220	$1,422,805	$2,041,371	$2,526,727	$13.71
TI/LC	0	0	0	184,992	1.00
Replacement Reserves	0	0	0	36,873	0.20
Net Cash Flow	$1,039,220	$1,422,805	$2,041,371	$2,304,862	$12.50

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled rent increases through October 1, 2015.

■
Appraisal. According to the appraisal, the Fountains Center Property had an “as-is” appraised value of $37,300,000 as of September 15, 2014 and is expected to have an “as-stabilized” value of $40,100,000 as of an effective date of September 15, 2015, which assumes the Fountains Center Property’s occupancy will stabilize at 90.8%.

■
Environmental Matters. Based on the Phase I environmental report dated September 22, 2014, there were no recommendations for further action for the Fountains Center Property other than the continued implementation of an existing asbestos operations and maintenance plan.

■
Market Overview and Competition. The Fountains Center Property is located within the Boca Raton office submarket. According to a market research report, the Boca Raton submarket included approximately 6.8 million SF of office space. During the second quarter in 2014, the market demonstrated an occupancy rate of 14.3% with an average asking rent of $29.51 per SF.

The appraiser identified a competitive set of 5 office buildings located in Boca Raton. These 5 properties range in size from 89,290 SF to 115,711 SF and represent a total of 513,349 SF. Currently, these properties are demonstrating an 87.6% occupancy rate.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FOUNTAINS CENTER

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Fountains Center Property:

Office Lease Comparables(1)

	Fountains Center	Bank of America Tower	Bank of America Plaza	Boca Corporate Plaza	Glades Twin Plaza	Schever International Plaza
Year Built	1978-1988	1970	1985	1987	1982	1989
Total GLA	184,363	109,553	115,711	89,290	98,066	100,729
Total Occupancy	82.9%	83%	90%	95%	83%	88%
Quoted Rent Rate per SF	$19.33	$20.00	$16.00	$19.00	$18.50	$17.00
Expense Basis	Triple Net	Triple Net	Triple Net	Triple Net	Triple Net	Triple Net

(1)	Source: Appraisal.

■
The Borrower. The borrower of the Fountains Center Loan is Boca Medical Plaza, LLC, a single-purpose, single-asset Florida limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Fountains Center Loan. The guarantor of the non-recourse carveouts is Zvi Schwarzman.

■
Escrows. On the origination date, the borrower funded a reserve of (i) $46,250 for immediate repairs; (ii) $427,114 for real estate taxes; (iii) $210,038 for insurance premiums; (iv) $43,303 for gap rent and (v) $15,000 for designated tenant improvement costs.

On each due date, the borrower is required to pay to the lender (a) one-twelfth of the taxes that the lender estimates will be payable during the next ensuing twelve months, and (b) one-twelfth of the insurance premiums that lender estimates will be payable for the renewal of the coverage afforded by the insurance policies. In addition, the borrower is required to escrow (i) $3,073 on a monthly basis ($0.20 per SF per year) for replacement reserves and (ii) $15,364 on a monthly basis ($1.00 per SF per year) to fund a tenant improvement and leasing commissions rollover reserve with a reserve cap of $550,000.

■
Lockbox and Cash Management. The Fountains Center Loan requires a hard lockbox in the name of the borrower subject to the control of the lender, which is already in place. Pursuant to the Fountains Center Loan documents, the borrower is required to direct all tenants to deposit all rents into the lockbox account during the term of the Fountains Center Loan. So long as a Fountains Center Trigger Period is not then in effect, all funds in the lockbox account will be remitted on each business day to the borrower’s operating account. Upon the first occurrence of a Fountains Center Trigger Period, the lender, on borrower’s behalf, will establish an eligible cash management account with the lender or the servicer. If a Fountains Center Trigger Period has occurred and is continuing, all funds in the lockbox account will be transferred on each business day to the cash management account, and the lender will apply funds on deposit in the cash management account to pay debt service, operating expenses of the Fountains Center Property and to fund required reserves in accordance with the Fountains Center Loan documents. After the foregoing disbursements are made and provided that no event of default has occurred and is continuing, any excess cash flow will be disbursed to the borrower upon the expiration of any Fountains Center Trigger Period.

A “Fountains Center Trigger Period” means the period (a) commencing upon the earliest of, (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio being less than 1.15x and (iii) the occurrence of Specified Tenant Trigger Period; and (b) expiring upon (x) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any Fountains Center Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters and (z) with regard to any Fountains Center Trigger Period commenced in connection with clause (iii) above, such Specified Tenant Trigger Period ceasing to exist in accordance with the terms under the Fountains Center Loan documents. Notwithstanding the foregoing, a Fountains Center Trigger Period will not be deemed to expire in the event that a Fountains Center Trigger Period then exists for any other reason.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FOUNTAINS CENTER

A “Specified Tenant” means (i) any tenant under a lease which individually or when aggregated with all other leases at the Fountains Center Property with the same tenant or its affiliate, either (a) accounts for 15% or more of the total rental income for the Fountains Center Property, or (b) demises 15% or more of the Fountains Center Property’s gross leasable area, (ii) any tenant under a lease which contains any option, offer, right of first refusal or other similar entitlement to acquire or encumber all or any portion of the Fountains Center Property and (iii) any tenant under an instrument guaranteeing or providing credit support for any lease meeting the requirements of (i) and/or (ii) above.

■
A “Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in default under its lease, (ii) a Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark”, (iii) a Specified Tenant giving notice that it is terminating all or any portion of its lease, (iv) any termination, cancellation or failure to be in full force and effect of any Specified Tenant lease, (v) any bankruptcy or similar insolvency of any Specified Tenant and (vi) a Specified Tenant failing to extend or renew its lease on or prior to the applicable notice deadline for a minimum period of three years; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence (including a duly executed estoppel certificate) of (1) the satisfaction of cure conditions as stated under the Fountains Center Loan documents or (2) the borrower leasing the entire space in accordance with the applicable terms and conditions as depicted under the Fountains Center Loan documents, the applicable Specified Tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease.

■
Property Management. The Fountains Center Property is currently managed by S.I.S. Property Management, Inc., pursuant to a management agreement. Under the Fountains Center Loan documents, the borrower may terminate and replace the property manager so long as (i) no event of default has occurred and is continuing under the Fountains Center Loan, (ii) the lender receives at least 60 days prior written notice, (iii) the replacement would not cause, directly or indirectly, any termination right, right of first refusal, first offer or any other similar right to be exercisable, any termination fees to be due, or a material adverse effect to occur, without the lender’s prior written consent, and (iv) the applicable replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of Rating Agency Confirmation).

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Fountains Center Property, covering no less than 12 months of business interruption coverage as calculated under the loan documents in an amount equal to 100% of the projected gross income from the Fountains Center Property (on an actual loss sustained basis) for a period continuing until the restoration of the Fountains Center Property is completed, and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk’ insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $10,000 for terrorism-related claims. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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HOTEL INDIGO NASHVILLE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HOTEL INDIGO NASHVILLE

CARTIFACT
JAMES ROBERTSON PKY
JO JOHNSTON AVE
GAY ST
NELSON MERRY ST
Victory Park
Cordell Hull Bldg
Nashville Municipal Auditorium
Tennessee State Library & Archives
Tennessee State Capitol
Tennessee Supreme Court
John Sevier State Office Building
MTA Music City Central
Criminal Justice Center
AA Birch Justice Center
CHARLOTTE AVE
Davidson County Courthouse
Public Square Park
Tennessee State University -Williams Campus
William R. Snodgrass Tennessee Tower
Military Museum
War Museum Plaza
R.Jackson State Office Building
A.Jackson State Office Building
Tennessee Arts Commission
DEADERICK ST
TN Performing Arts Center
TN State Museum
Bank of America Plaza
DoubleTree Hotel
UBS Tower
Hotel Indigo Nashville
301 Union Street
Nashville, TN 37201
WOODLAND ST
UNION ST
Sheraton Hotel Nashville Downtown
Nashville City Center
The Stahlman
PRINTERS ALLEY
Downtown YMCA
Fifth Third Center
Fourth & Church
CHURCH ST
L&C Tower
Courtyard Nashville Downtown
Nashville
Nashville Public Library
One Nashville Place
Fort Nashborough
Cumberland River
LP Field
Lifeway Christian Resources
COMMERCE ST
Renaissance Nashville Hotel
Nashville Convention Center
SunTrust Building
Ryman Auditorium
AT&T Building (333 Commerce)
Baker Donelson Center
Holiday Inn Express Nashville Downtown
BROADWAY
Autograph Collection Union Station Hotel
First Center for the Visual Arts
US Federal Court House
Customs House
Tennessee Sports Hall of Fame
Hilton Nashville Downtown
Bridgestone Arena
MCGAVOCK ST
SOBRO
Hilton Park
Schermerhorn Symphony Center
The Pinnacle
Riverfront Park
DEMONBREUN ST
Cummins Station
Country Music Hall of Fame
MOLLOY ST
Music City Center
Omni Hotel
Hampton Inn
Hyatt Place
SHIRLEY ST
FRANKLIN ST
Marriott Springhill Suites (proposed)
Hilton Garden Inn (under construction)
LAFAYETTE ST
8TH AVE S
3RD AVE S
5TH AVE S
Nashville
DOWNTOWN
LP Field
Tennessee State University
Vanderbilt University
Belmont University
Trevecca Nazarene University
Berry Hill
The Mall At Green Hills
Lipscomb University
One Hundred Oaks Mall
Oak Hill
NASHVILLE INT'L AIRPORT
24
65
40
440
6
155

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HOTEL INDIGO NASHVILLE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Nashville, Tennessee	Cut-off Date Principal Balance	$24,937,801
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$155,861.26
Size (Rooms)(1)	160	Percentage of Initial Pool Balance	2.0%
Total TTM Occupancy as of 8/31/2014	81.2%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 8/31/2014	81.2%	Type of Security	Fee Simple
Year Built / Latest Renovation(2)	1926-1927 / 2008-2014	Mortgage Rate	4.5500%
Appraised Value(3)	$37,400,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$10,418,358
Underwritten Expenses	$6,937,408
Underwritten Net Operating Income (NOI)	$3,480,950	Escrows
Underwritten Net Cash Flow (NCF)	$3,064,216	Upfront	Monthly
Cut-off Date LTV Ratio(3)(4)	66.7%	Taxes	$147,858	$18,482
Maturity Date LTV Ratio(5)	48.3%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.28x / 2.00x	FF&E(6)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	14.0% / 12.3%	Other(7)	$3,270,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,000,000	72.2%	Purchase Price	$31,000,000	89.5%
Principal’s New Cash Contribution	9,622,076	27.8	Reserves	3,417,858	9.9
Closing Costs	204,218	0.6
Total Sources	$34,622,076	100.0%	Total Uses	$34,622,076	100.0%

(1)
In the first quarter of 2013, the prior owner added 33 rooms in Tower II, increasing the room count from 97 to 130 (each excluding the 18 apartments in Tower II). Prior to August 31, 2015, the borrower is required to complete the renovation of 18 existing vacant apartments located on the top three floors of Tower II to create 30 additional guestrooms, increasing the total room count to 160. See “—The Mortgaged Property” below.

(2)	In 2013, at the time of the 33-room addition to the hotel, the existing 97 rooms were also refreshed, the restaurant area was renovated and the lobby was also renovated.
(3)
The Appraised Value reflects the “as-is” appraised value of $34,100,000 plus a stated $3,300,000 “capital deduction” related to capital improvements at the Hotel Indigo Nashville Property for which $3,270,000 was reserved upfront. See “—Appraisal” below.

(4)
The Cut-off Date LTV Ratio is calculated utilizing the appraised value of $37,400,000. The Cut-off Date LTV Ratio, calculated solely on the basis of the “as-is” appraised value of $34,100,000 is 73.1%.

(5)
The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $41,900,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $34,100,000 and the “as-is” appraised value plus the “capital deduction” of $37,400,000 are 59.4% and 54.1%, respectively.

(6)	See “—Escrows” below.
(7)	Other upfront reserve represents a capital improvement reserve in the amount of $3,270,000 in connection with the Hotel Indigo Nashville Property Capital Plan. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Hotel Indigo Nashville Loan”) is evidenced by a note in the original principal amount of $25,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in the Hotel Indigo Nashville located in Nashville, Tennessee (the “Hotel Indigo Nashville Property”). The Hotel Indigo Nashville Loan was originated by Goldman Sachs Mortgage Company on October 1, 2014 and represents approximately 2.0% of the Initial Pool Balance. The note evidencing the Hotel Indigo Nashville Loan has an outstanding principal balance as of the Cut-off Date of $24,937,801 and has an interest rate of 4.5500% per annum. The borrower utilized the proceeds of the Hotel Indigo Nashville Loan to acquire the Hotel Indigo Nashville Property, fund reserves and pay closing costs.

The Hotel Indigo Nashville Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Hotel Indigo Nashville Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date is the due date in October 2024. Voluntary prepayment of the Hotel Indigo Nashville Loan is prohibited prior to July 6, 2024. Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HOTEL INDIGO NASHVILLE

■
The Mortgaged Property. The Hotel Indigo Nashville Property consists of a 130-room hotel that is currently in the process of being expanded to 160 total rooms. The Hotel Indigo Nashville Property consists of two towers (“Tower I” and “Tower II”), each located on a separate adjacent tax parcel and each originally constructed in or prior to the 1920s. Tower I and Tower II are connected on the first, second and basement levels. The hotel opened in March 2010 with 97 rooms. The 15-story Tower I includes 87 guestrooms as well as a two-story event space. The 14-story Tower II includes the hotel lobby, the hotel restaurant and bar, executive offices and 6,515 SF of meeting space, a 26,061 SF office tenant located on floors 7 and 9 through 11 (and partially on floor 8). Additionally, Tower II includes 43 guestrooms on floors 3, 4, 5, and 6, 33 of which were constructed in the first quarter of 2013. Valet parking is available and utilizes an adjacent parking facility with which the hotel has a use agreement

The top three floors of Tower II currently contain 18 apartment units, which have been vacant since May 2014, and which will be converted to 30 additional guestrooms at an estimated cost of $3,270,000 (the “Hotel Indigo Nashville Property Capital Plan”). The Hotel Indigo Nashville Property Capital Plan started in October 2014 and is expected to be completed by August 2015.

The following table presents certain information relating to the 2013 demand analysis with respect to the Hotel Indigo Nashville Property based on market segmentation, as provided in the appraisal for the Hotel Indigo Nashville Property:

Estimated 2013 Accommodated Room Night Demand(1)
Property	Commercial	Meeting and Group	Leisure
Hotel Indigo Nashville Property	60.0%	5.0%	35.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the trailing twelve-month period through August 2014 penetration rates relating to the Hotel Indigo Nashville Property, as provided in the August 2014 travel research reports:

TTM 8/31/2014 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Hotel Indigo Nashville Property	98.8%	101.0%	99.9%

(1)	Source: August 2014 travel research reports.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hotel Indigo Nashville Property:

Hotel Indigo Nashville(1)
	2012	2013	TTM 8/31/2014
Occupancy(2)	72.5%	75.5%	81.2%
ADR	$152.54	$178.19	$191.06
RevPAR	$110.54	$134.45	$155.06

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HOTEL INDIGO NASHVILLE

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hotel Indigo Nashville Property:

Cash Flow Analysis(1)
	2012(2)	2013(3)	TTM 8/31/2014(4)	Underwritten(5)	Underwritten $ per Room(6)
Rooms Revenue	$3,925,542	$6,204,691	$7,357,743	$8,717,712	$54,486
Food & Beverage Revenue	781,996	934,395	1,141,855	1,352,910	8,456
Other Operating Revenue	469,102	547,668	480,988	347,736	2,173
Total Revenue	$5,176,640	$7,686,754	$8,980,586	$10,418,358	$65,115

Room Expense	$749,099	$1,112,066	$1,335,175	$1,581,962	$9,887
Food & Beverage Expense	683,280	729,595	939,450	1,113,093	6,957
Other Operating Expense	287,351	349,033	349,264	349,264	2,183
Total Departmental Expense	$1,719,730	$2,190,694	$2,623,889	$3,044,320	$19,027
Total Undistributed Expense	1,810,133	2,405,962	2,766,841	3,514,541	21,966
Total Fixed Expense	216,524	245,315	339,138	378,547	2,366
Total Operating Expenses	$3,746,387	$4,841,971	$5,729,868	$6,937,408	$43,359

Net Operating Income	$1,430,253	$2,844,783	$3,250,718	$3,480,950	$21,756
FF&E Reserve	207,066	307,470	359,223	416,734	2,605
Net Cash Flow	$1,223,187	$2,537,313	$2,891,495	$3,064,216	$19,151

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Hotel Indigo Nashville Property operated with 97 rooms in 2012.
(3)	33 additional rooms were added in February 2013. The Hotel Indigo Nashville Property operated with an average of approximately 126 rooms in 2013 (based on 46,147 available room nights).
(4)	The Hotel Indigo Nashville Property operated with an average of 130 rooms in the trailing-twelve month period ending August 31, 2014.
(5)	Underwritten cash flows are based on 160 rooms, which includes 30 rooms that are to be added prior to August 31, 2015. See “—The Mortgaged Property” above.
(6)	Underwritten $ per Room calculations are based on 160 rooms. See “—The Mortgaged Property” above.

■
Appraisal. According to the appraisal dated as of October 8, 2014, the Hotel Indigo Nashville Property has an “as-is” appraised value of $34,100,000 which reflects a capital deduction of $3,300,000 for pending improvements related to the Hotel Indigo Nashville Property Capital Plan. Accordingly, the appraisal also provided a “when complete” appraised value of $39,000,000, as of September 2015, following the completion of the Hotel Indigo Nashville Property Capital Plan. Additionally, the Hotel Indigo Nashville Property has an “as stabilized” appraised value of $41,900,000 as of September 2018. At origination, the borrower funded an upfront reserve of $3,270,000 in connection with the Hotel Indigo Nashville Property Capital Plan (see “—Escrows” below). The lender holds the upfront reserve and will release funds to pay for the Hotel Indigo Nashville Property Capital Plan. As the funds are released from the reserve to pay for the Hotel Indigo Nashville Property Capital Plan, the appraisal’s capital deduction to achieve its concluded “as-is” value would be reduced on a dollar-for-dollar basis, and thus the value of the collateral would remain at $37,400,000 (notwithstanding the appraisal’s conclusion of a value “when complete” of $39,000,000).

■
Environmental Matters. According to the Phase I environmental report dated September 9, 2014, there are no existing environmental conditions or recommendations for further action at the Hotel Indigo Nashville Property other than a recommendation for an asbestos operations and maintenance (O&M) plan, which is already in place.

■
Market Overview and Competition. The Hotel Indigo Nashville Property is located in downtown Nashville, minutes from the state capitol, county courthouse, and offices of many companies. The Hotel Indigo Nashville Property and its competitive set collectively had an average occupancy of 79%, ADR of $177.07, and RevPAR of $139.34 as of year-end 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HOTEL INDIGO NASHVILLE

The following table presents certain information relating to the primary competition for the Hotel Indigo Nashville Property:

Hotel Indigo Nashville Competitive Set(1)

Property	Number of Rooms(2)	Year Built	Estimated 2013 Occupancy	Estimated 2013 ADR	Estimated 2013 RevPAR
Hotel Indigo Nashville	126	Various	75%	$178.19	$134.45
Courtyard by Marriott Nashville Downtown	192	1998	83%	$180.00	$149.40
Hyatt Place Nashville Downtown	255	2013	40%	$182.00	$72.80
Homewood Suites by Hilton Nashville Downtown	113	2007	80%	$170.00	$136.00
Hampton Inn & Suites Nashville Downtown	154	2007	90%	$192.00	$172.80
Aloft Nashville West End	139	2007	73%	$155.00	$113.15
Marriott Autograph Collection Union Station Nashville	125	1986	82%	$236.00	$193.52
Holiday Inn Express Nashville Downtown	287	1989	77%	$165.00	$127.05
DoubleTree by Hilton Nashville	337	1979	84%	$155.00	$130.20
Sheraton Nashville Downtown	474	1975	77%	$169.00	$130.13

(1)	Source: Appraisal.
(2)	Hotel Indigo Nashville room count represents average available rooms during 2013.

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The Borrower. The borrower is TN Union Owner, LLC which is a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hotel Indigo Nashville Loan. The borrower is 90% owned by a fund managed by Real Asset Portfolio Management on behalf of a state pension fund and 10% owned and controlled by Winston Union, LLC. Real Asset Portfolio Management is an investment advisor that provides global real estate, natural resources and infrastructure portfolio management and consulting services to sophisticated institutional investors. The fund was formed in 2013 and invests on behalf of a state pension fund. Winston Union, LLC is controlled by Robert W. Winston III and owned by him and members of his family. Robert W. Winston III is the non-recourse carveout guarantor under the Hotel Indigo Nashville Loan. Robert W. Winston III founded Winston Hospitality Inc., the property manager, in 1991. After selling its owned portfolios in 1997 (to CapStar Hotel Company) and again in 2007 (to Inland American), Winston Hospitality Inc. continued to manage, acquire, develop, and rehabilitate upscale, premium limited-service and high-end extended stay hotels.

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Escrows. At origination, the borrower funded aggregate reserves of $3,417,858, comprised of: (i) a tax reserve in the amount of $147,858 and (ii) a capital improvement reserve in the amount of $3,270,000 in connection with the Hotel Indigo Nashville Property Capital Plan (see “—The Mortgaged Property” above).

On each due date, the borrower will be required to fund the following reserves with respect to the Hotel Indigo Nashville Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay the insurance premiums over the next ensuing twelve-month period, provided, however, that reserve deposits are not required if the borrower is maintaining an approved blanket policy in accordance with the Hotel Indigo Nashville Loan documents and there is no continuing event of default and (iii) an FF&E reserve (into an account controlled by the borrower and pledged to the lender) in an amount equal to the greater of (x) the amount required to be reserved pursuant to any replacement franchise agreement for FF&E and (y) 1/12th of 4% of the revenues from the Hotel Indigo Nashville Property for the trailing-twelve month period, adjusted annually on each due date in November, initially equal to $29,935.29 (the “Monthly FF&E Expenditure Amount”).

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Lockbox and Cash Management. The Hotel Indigo Nashville Loan requires a hard lockbox, which is already in place. The Hotel Indigo Nashville Loan documents require that all credit card receivables, cash revenues and all other money received by either the borrower or property manager be deposited into the lockbox account. At the end of each business day, provided no Hotel Indigo Nashville Trigger Period or event of default is continuing, the lockbox bank is required to remit all funds contained in the lockbox account to an operating account controlled by the borrower and pledged to the lender. During the continuance of a Hotel Indigo Nashville Trigger Period or event of default, the lockbox bank will cease remittances to the operating account and will remit amounts instead to a lender-controlled cash management account. So long as no event of default is continuing, the borrower will be permitted to withdraw amounts from the operating account to pay for operating expenses, and so long as a Hotel Indigo Nashville Trigger Period or event of default is not continuing, borrower may make equity distributions from amounts remaining in the operating account after property expenses that are then due and payable have been paid.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HOTEL INDIGO NASHVILLE

During the continuance of a Hotel Indigo Nashville Trigger Period or event of default and for the remainder of the loan term, the borrower is required to (a) remit all amounts contained in the borrower-controlled FF&E account into a lender-controlled FF&E reserve account and (b) fund the Monthly FF&E Expenditure Amount into a lender-controlled FF&E reserve account for the Hotel Indigo Nashville Property.

On each due date during a Hotel Indigo Nashville Trigger Period or an event of default, the Hotel Indigo Nashville Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be reserved in an excess cash flow reserve account. During the continuance of an event of default, lender may apply all funds on deposit in the cash management account to amounts payable under the Hotel Indigo Nashville Loan in such order of priority as the lender may determine.

A “Hotel Indigo Nashville Trigger Period” means the period: (a) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio is less than 1.45x and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period (ending on the last day of any fiscal quarter) is greater than 1.45x (b) commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such financial reports are delivered and they indicate that no trigger period under clause (a) above has commenced and is continuing; and (c) prior to the completion of the Hotel Indigo Nashville Property Capital Plan, beginning on the date on which the borrower sponsor, Robert W. Winston III, fails to maintain (A) a net worth in excess of $11,250,000 or (B) liquid assets in excess of $2,250,000, and ending on the date on which the borrower sponsor maintains such thresholds.

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Property Management. The Hotel Indigo Nashville Property is managed by Winston Hospitality, Inc. pursuant to a management agreement. Under the Hotel Indigo Nashville Loan documents, the Hotel Indigo Nashville Property must remain managed by Winston Hospitality, Inc. or another management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Hotel Indigo Nashville Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for, or is the subject of a petition in, bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, provided, absent a continuing event of default, the borrower may select such substitute property manager, which substituted property manager is subject to lender’s approval.

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Permitted Mezzanine Indebtedness. The Hotel Indigo Nashville Loan documents permit the borrower to obtain mezzanine financing from an institutional lender subject to satisfaction of certain conditions set forth in the Hotel Indigo Nashville Loan documents, including among others: (i) the mezzanine lender may not be the borrower or its affiliate; (ii) lender will have reasonable approval rights over the permitted mezzanine loan documents; (iii) the execution of an intercreditor agreement; (iv) the borrower may not be an obligor, guarantor, or otherwise responsible for payment of the mezzanine debt; (v) the loan-to-value ratio of the then-outstanding aggregate principal balance of the Hotel Indigo Nashville Loan and the proposed mezzanine amount may not exceed 63.4% based on the then-current as-is appraised value of the Hotel Indigo Nashville Property, (vi) the combined debt service coverage ratio is required to be at least 1.75x; (vii) the mezzanine loan may not mature prior to the maturity date of the Hotel Indigo Nashville Loan, and is required to allow at least two one-year extensions at the option of the mezzanine borrower; and (viii) the mezzanine loan is required to be subordinate to the Hotel Indigo Nashville Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HOTEL INDIGO NASHVILLE

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Additional Indebtedness. A $913,462 loan (the “Hotel Indigo Nashville Key Money Debt”) was provided from Six Continents Hotels, Inc., an affiliate of the franchisor, to TN Union, LLC, the sole member of the borrower. Such loan is unsecured and is guaranteed by Robert W Winston III. The Hotel Indigo Nashville Key Money Debt will become due and payable if the franchise license agreement is terminated, including upon sale of the Hotel Indigo Nashville Property if the franchise license agreement is not assumed. The Hotel Indigo Nashville Key Money Debt bears no interest and amortizes evenly over the first 120 months of the franchise license agreement term (beginning October 1, 2014). A foreclosing lender would not be required to assume any obligations under the Hotel Indigo Nashville Key Money Debt or its related guaranty, even if the lender elects to not retain the Hotel Indigo license. The Hotel Indigo Nashville Key Money Debt is not considered a permitted mezzanine loan and is not subject to the conditions required for permitted mezzanine indebtedness.

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Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Hotel Indigo Nashville Property (plus rental loss and/or business interruption coverage). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Hotel Indigo Nashville Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Hotel Indigo Nashville Property are separately allocated to the Hotel Indigo Nashville Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Property” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ART MARYLAND MF PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ART MARYLAND MF PORTFOLIO

CARTIFACT
MARYLAND
VIRGINIA
DELAWARE
Westminster
Finksburg
Reisterstown
Owings Mills
Cockeysville
Forest Hill
Bel Air North
Havre de Grace
Belcamp
Abingdon
Joppatowne
Edgewood
Towson
Rosedale
Wilmington
Bear
Elkton
Frederick
Eldersburg
Green Valley
Damascus
Baltimore
Dundalk
Ellicott City
Columbia
Glen Burnie
Savage
Severn
Green Haven
Laurel
Pasadena
Severna Park
Odenton
Arnold
Crofton
Germantown
Gaithersburg
Aspen Hill
Wheaton
Silver Spring
Bethesda
Sterling
Reston
Bowie
Parole
Edgewater
Washington, DC
Chantilly
Arlington
Alexandria
Centreville
Burke
Mount Vernon
Lake Ridge
Dale City
Montclair
Stafford
Waldorf
Mechanicsville
King George
Lexington Park
Chesapeake Bay
Worton
Chestertown
Dover
Denton
Easton
Cambridge
Seaford
Salisbury

ART Maryland MF Portfolio

	Property Name	Address	City	State	Zip Code
1	Forsythia Court Apartments	300-B Forsythia Drive	Abingdon	Maryland	21009
2	Cherry Tree Apartments	9 Windsor Way	Rosedale	Maryland	21237
3	Annhurst Apartments	4600 Annhurst Drive	Belcamp	Maryland	21017
4	Merrifield Apartments	1027 Adams Avenue	Salisbury	Maryland	21804

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ART MARYLAND MF PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller	CCRE
Location (City/State)	Various, Maryland	Cut-off Date Principal Balance	$24,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$58,111.38
Size (Units)	413	Percentage of Initial Pool Balance	1.9%
Total Occupancy as of 8/21/2014	93.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/21/2014	93.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	1984-1987 / 2011-2014	Mortgage Rate	4.7485%
Appraised Value	$34,900,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36

Underwritten Revenues	$3,722,880
Underwritten Expenses	$1,383,232	Escrows
Underwritten Net Operating Income (NOI)	$2,339,648	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,217,862	Taxes	$45,750	$22,875
Cut-off Date LTV Ratio	68.8%	Insurance	$75,378	$6,853
Maturity Date LTV Ratio	60.5%	Replacement Reserves	$0	$10,325
DSCR Based on Underwritten NOI / NCF(1)	1.56x / 1.48x	Other(2)	$158,819	$0
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.2%

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,000,000	83.3%	Loan Payoff	$28,107,852	97.6%
Principal’s New Cash Contribution	4,798,231	16.7	Closing Costs	410,432	1.4
			Reserves	279,947	1.0
Total Sources	$28,798,231	100.0%	Total Uses	$28,798,231	100.0%

(1)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR based on Underwritten NOI and Underwritten NCF are 2.02x and 1.92, respectively.
(2)	Other upfront reserve represents a deferred maintenance reserve of $158,819.

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The Mortgage Loan. The mortgage loan (the “ART Maryland MF Portfolio Loan”) is evidenced by a promissory note in the original principal amount of $24,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in four multifamily properties, comprised of 413-units located in Abingdon, Rosedale, Salisbury and Belcamp, Maryland (the “ART Maryland MF Portfolio Properties”). The ART Maryland MF Portfolio Loan was originated by Cantor Commercial Real Estate Lending, L.P. on September 24, 2014. The ART Maryland MF Portfolio Loan represents approximately 1.9% of the Initial Pool Balance. The note evidencing the ART Maryland MF Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $24,000,000 and an interest rate of 4.7485% per annum. The borrower utilized the proceeds of the ART Maryland MF Portfolio Loan and equity to refinance the existing debt on the ART Maryland MF Portfolio Properties.

The ART Maryland MF Portfolio Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The ART Maryland MF Portfolio Loan requires payments of interest only prior to the due date in November 2017, after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date is the due date in October 2024. Voluntary prepayment of the ART Maryland MF Portfolio Loan is permitted on or after July 6, 2024 without payment of any prepayment premium. Defeasance with certain direct non-callable obligations of the United States of America is permitted at any time on or after January 6, 2017.

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The Mortgaged Property. The ART Maryland MF Portfolio Properties are four, single-story multifamily properties, totaling 413 units, located in Abingdon, Rosedale, Salisbury and Belcamp, Maryland. The ART Maryland MF Portfolio Properties consist of the Forsythia Court Apartments property (151 units, 94.7% occupied), Cherry Tree Apartments property (100 units, 94.0% occupied), Merrifield Apartments property (95 units, 88.4% occupied) and the Annhurst Apartments property (67 units, 95.5% occupied).

Since acquiring the ART Maryland MF Portfolio Properties in 2011, the borrower sponsor has invested approximately $1.3 million in capital expenditures ($3,226 per unit). Upgrades include interior improvements such as cabinetry, appliances and carpets, landscape refurbishment, exterior repairs and painting, new signage and roof repairs.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ART MARYLAND MF PORTFOLIO

The following table presents certain information relating to the ART Maryland MF Portfolio Properties:

Property Name	City	State	Cut-off Date Principal Balance	Units	Occupancy	Year Built / Renovated	“As-Is” Appraised Value	UW NCF
Forsythia Court Apartments	Abingdon	MD	$9,250,000	151	94.7%	1987 / 2011-2014	$13,400,000	$853,558
Cherry Tree Apartments	Rosedale	MD	5,800,000	100	94.0%	1985 / 2011-2014	8,300,000	535,903
Merrifield Apartments	Salisbury	MD	4,350,000	95	88.4%	1987 / 2011-2014	6,700,000	395,924
Annhurst Apartments	Belcamp	MD	4,600,000	67	95.5%	1984 / 2011-2014	6,500,000	432,476
Total / Wtd. Avg.			$24,000,000	413	93.2%		$34,900,000	$2,217,862

The following table presents certain information relating to historical leasing at the ART Maryland MF Portfolio Properties:

Historical Leased %(1)
2012	2013	As of 8/21/2014
82.0%	83.9%	93.2%

(1)	As provided by the borrower and represents occupancy as of December 31, of each respective year unless otherwise indicated.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the ART Maryland MF Portfolio Properties:

Cash Flow Analysis
	2013	TTM 6/30/2014	Underwritten	Underwritten $ per Unit
Base Rent(1)	$3,089,964	$3,253,291	$3,428,477	$8,301
Gross Up Vacancy	0	0	462,147	1,119
Goss Potential Rent	$3,089,964	$3,253,291	$3,890,624	$9,420
Vacancy, Credit Loss & Concessions(2)	(191,018)	(91,291)	(530,876)	(1,285)
Total Rent Revenue	$2,898,946	$3,162,000	$3,359,748	$8,135
Other Revenue(3)	302,968	348,830	363,132	879
Effective Gross Income	$3,201,914	$3,510,830	$3,722,880	$9,014

Total Operating Expenses	$1,316,544	$1,368,669	$1,383,232	$3,349

Net Operating Income	$1,885,370	$2,142,161	$2,339,648	$5,665
Replacement Reserves	0	0	121,786	295
Net Cash Flow	$1,885,370	$2,142,161	$2,217,862	$5,370

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Vacancy, Credit Loss & Concessions represents 13.6% of Underwritten Gross Potential Rent. As of August 21, 2014, the ART Maryland MF Portfolio Properties were 6.8% physically vacant.
(3)	Other revenue includes fees and other miscellaneous items..

■	Appraisal. According to the appraisals, the ART Maryland MF Portfolio Properties had an aggregate “as-is” appraised value of $34,900,000 as of August 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ART MARYLAND MF PORTFOLIO

■
Environmental Matters. According to the Phase I environmental site assessments, dated September 24, 2014 and September 25, 2014, there are no recognized environmental conditions or recommendations for further action at the ART Maryland MF Portfolio Properties other than the development and implementation of operations and maintenance plans for asbestos at each property, which are currently in place.

■
Market Overview and Competition. The ART Maryland MF Portfolio Properties are located throughout Maryland, with the Forsythia Court Apartments, Annhurst Apartments and Cherry Tree Apartments located in the Baltimore metro area and the Merrifield Apartments located in the Salisbury metro area.

The Annhurst Apartments property and Forsythia Court Apartments property are both located in the Harford County submarket of Baltimore. As of 2nd Quarter 2014, the Harford County submarket had a market rent of $930 and a market vacancy of 5.0%.

The Cherry Tree Apartments property is located in the Dundalk/Essex/Rosedale submarket of Baltimore. As of 2nd Quarter 2014, the Dundalk/Essex/Rosedale submarket had a market rent of $800 and a market vacancy of 2.0%.

The Merrifield Apartments property is located in the City of Salisbury submarket. As of 2nd Quarter 2014, the City of Salisbury had an average rent of $724 per unit and a vacancy rate of 3.7%.

The following table presents certain information relating to the market occupancies and market vacancies for the ART Maryland MF Portfolio Properties:

Market Analysis(1)
	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Monthly Actual Rent per Unit	Market Vacancy	Actual Vacancy	Population(2)(3)	Median Household Income(3)
Forsythia	151	562	$839	$827	3.4%	5.3%	116,003	$81,745
Cherry Tree	100	513	$800	$782	6.2%	6.0%	258,548	$59,496
Merrifield	95	546	$724	$655	3.7%	11.6%	71,835	$45,570
Annhurst	67	602	$919	$866	3.6%	4.5%	76,150	$82,008
Total / Wtd. Avg.	413	553	$816	$783	4.2%	6.9%

(1)	Source: As provided by the borrower.
(2)	Represents 2014 estimates.
(3)	Represents 5-mile radius totals.

■
The Borrower. The borrowers, Forsythia Court Apartments of Harford County, Ltd., Forsythia Court Apartments of Harford County, II, Limited Partnership, Cherry Tree Apartments of Baltimore County, Ltd., Annhurst Apartments of Harford County, Ltd. and Merrifield Apartments of Wicomico County, Limited Partnership, are single purpose Ohio limited liability companies. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the ART Maryland MF Portfolio Loan. The borrower sponsor and the non-recourse carveout guarantor is Arbor Realty SR, Inc.

Arbor Realty SR, Inc. is a wholly owned subsidiary of Arbor Realty Trust (NYSE:ABR) (“Arbor”). Founded in 2003, Arbor is a real estate investment trust that invests in a diversified portfolio of multifamily and commercial real estate-related bridge and mezzanine loans, preferred equity investments and other real estate-related assets.

The prior financing of the ART Maryland MF Portfolio Properties was part of a larger $1.05 billion first mortgage financing as well as a junior preferred equity investment totaling $70.0 million, which was provided by Arbor. In October 2011, Arbor took ownership of the ART Maryland MF Portfolio Properties along with the additional properties securing the prior first mortgage through its preferred equity position.

■
Escrows. On the origination date, the borrowers funded aggregate reserves of: $297,947 with respect to the ART Maryland MF Portfolio Loan comprised of: (i) $45,750 for real estate taxes; (ii) $75,378 for insurance premiums and (iii) $158,819 for deferred maintenance, which is 125.0% of the engineer’s total estimated cost.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ART MARYLAND MF PORTFOLIO

On each due date, the borrowers are required to fund the following reserves with respect to the ART Maryland MF Portfolio Loan: (i) a real estate tax reserve in the amount of one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes over the succeeding twelve-month period, which currently equates to $22,875; (ii) an insurance reserve in the amount of one-twelfth of the amount the lender reasonably estimates will be necessary to pay insurance premiums over the succeeding twelve-month period, which currently equates to $6,853 and (iii) a replacement reserve in an amount equal to $10,325 ($300 per unit annually).

■
Lockbox and Cash Management. The ART Maryland MF Portfolio Loan is structured with a soft springing lockbox and springing cash management. Prior to the occurrence of an ART Maryland MF Portfolio Cash Management Period, the ART Maryland MF Portfolio Loan documents require that all rents received by the borrowers or the property manager be deposited into a lender-controlled lockbox account within two business days after receipt. Following the occurrence of an event of default under the ART Maryland MF Portfolio Loan or an ART Maryland MF Portfolio Cash Management Period, the borrower is required to cause all rents to be deposited directly into the lockbox and the funds on deposit in the lockbox account are required to be transferred on each business day to the cash management account under the control of the lender. During the continuance of an event of default under the ART Maryland MF Portfolio Loan, the lender is entitled to apply all funds on deposit in the cash management account to amounts payable under the ART Maryland MF Portfolio Loan in such order of priority as set forth in the ART Maryland MF Portfolio Loan agreement. Weekly on each Wednesday, so long as no event of default under the ART Maryland MF Portfolio Loan or ART Maryland MF Portfolio Cash Management Period is continuing, the lockbox bank will remit all amounts contained in the lockbox account to an operating account maintained by the borrower

An “ART Maryland MF Portfolio Cash Management Period” means any period (i) commencing upon the occurrence of an event of default under the ART Maryland MF Portfolio Loan documents or (ii) commencing upon the failure by the borrowers, after the end of one calendar quarter, to maintain a debt service coverage ratio of at least 1.10x and expiring upon the debt service coverage ratio has been greater than or equal to 1.20x for two consecutive quarters subsequent to the commencement of ART Maryland MF Portfolio Cash Management Period.

■
Property Management. The ART Maryland MF Portfolio Properties are currently managed by Elon Property Management Company, L.L.C., a third party property manager, pursuant to a management agreement. The ART Maryland MF Portfolio Loan documents require prior written approval from the lender (which approval may be conditioned upon a Rating Agency Confirmation) prior to the borrowers’ replacement of the property manager. The lender may replace (or require the borrowers to replace) the property manager (i) during an event of default under the ART Maryland MF Portfolio Loan, (ii) upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, (iii) if the property manager is in default under the management agreement beyond any applicable grace and cure period or (iv) if control of the property manager has changed from what it was on the date of origination of the ART Maryland MF Portfolio Loan.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Partial Release. The borrowers are permitted to obtain a release of an individual ART Maryland MF Portfolio Property from the lien of the ART Maryland MF Portfolio Loan at any time after the second anniversary of the securitization Closing Date, subject to the satisfaction of certain conditions, including among others: (i) the borrowers have defeased an amount equal to the greater of (x) 115% of the allocated loan amount for each ART Maryland MF Portfolio Property being released and (y) an amount such that, after giving effect to such partial release, the debt service coverage ratio (as calculated in accordance with the ART Maryland MF Portfolio Loan agreement) for the prior twelve-month period ending on the last day of the most recent fiscal quarter is equal to or greater than 1.40x and the loan to value ratio is equal to or less than 75.0%, (ii) delivery of Rating Agency Confirmation and (iii) delivery of REMIC opinion.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ART MARYLAND MF PORTFOLIO

■
Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism, so long as the lender determines that either (i) prudent owners of real estate comparable to the ART Maryland MF Portfolio Properties are maintaining such insurance, or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the ART Maryland MF Portfolio Properties, plus 12 months of business interruption coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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BANK OF AMERICA PLAZA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance(2)	$23,330,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$279.27
Size (SF)	1,432,285	Percentage of Initial Pool Balance	1.9%
Total Occupancy as of 8/19/2014	89.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/19/2014	89.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	1974 / 2009	Mortgage Rate	4.0500%
Appraised Value	$605,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(3)	Brookfield DTLA Holdings LLC
Underwritten Revenues	$63,011,458
Underwritten Expenses	$25,626,454	Escrows
Underwritten Net Operating Income (NOI)	$37,385,004	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$34,233,977	Taxes	$4,151,842	$518,981
Cut-off Date LTV Ratio(1)	66.1%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	66.1%	Replacement Reserves	$0	$23,871
DSCR Based on Underwritten NOI / NCF(1)	2.28x / 2.08x	TI/LC(4)	$0	$119,357
Debt Yield Based on Underwritten NOI / NCF(1)	9.3% / 8.6%	Other(5)	$3,512,083	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$400,000,000	100.0%	Loan Payoff(6)	$212,736,296	53.2%
			Principal Equity Distribution	178,141,919	44.5
			Reserves	7,663,925	1.9
			Closing Costs	1,457,860	0.4
Total Sources	$400,000,000	100.0%	Total Uses	$400,000,000	100.0%

(1)	Calculated based on the aggregate balance of the Bank of America Plaza Whole Loan.
(2)
The Bank of America Plaza Loan with a Cut-off Date Balance of $23,330,000 is evidenced by note A-4 (a non-controlling note), which is part of a $400,000,000 whole loan evidenced by four pari passu notes. The non-controlling pari passu companion loan evidenced by note A-3, with a principal balance of $110,000,000, was contributed the CGCMT 2014-GC25 transaction. The non-controlling pari passu companion loan evidenced by note A-2, with a principal balance of $116,670,000, was contributed to the WFRBS 2014-C23 transaction. The controlling pari passu companion loan evidenced by note A-1, with a principal balance of $150,000,000, was contributed to the WFRBS 2014-C22 transaction.

(3)	Brookfield DTLA Holdings LLC is the guarantor of the non-recourse carveouts under the Bank of America Plaza Loan.
(4)	The TI/LC reserve monthly deposit begins in September 2020.
(5)	Other upfront reserve represents a tenant improvement allowance reserve of $2,991,870 and a rent concessions reserve of $520,213.
(6)
A loan secured by the Bank of America Plaza Property was previously securitized in the MSCM 2004-HQ4 transaction. Loan payoff represents approximately $168.7 million trust balance and $44.0 million of subordinate debt.

The following table presents certain information relating to the major tenants at the Bank of America Plaza Property:

Ten Largest Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Capital Group	NR/NR/NR	323,554	22.6%	$8,413,679	25.8%	$26.00	2/28/2018	2, 5-year options
Bank of America(3)(4)	A/Baa2/A-	163,512	11.4	4,793,001	14.7	29.31	6/30/2022	2, 5-year options
Sheppard Mullin(5)	NR/NR/NR	185,927	13.0	4,553,151	14.0	24.49	12/31/2024	2, 5-year options
Kirkland & Ellis	NR/NR/NR	101,756	7.1	2,397,380	7.4	23.56	12/31/2019	1, 5-year option
Alston & Bird(6)(7)	NR/NR/NR	81,094	5.7	1,905,604	5.9	23.50	12/31/2023	2, 5-year options
Seyfarth & Shaw	NR/NR/NR	55,228	3.9	1,746,862	5.4	31.63	3/31/2019	1, 5-year option
Cooperative of American Physicians	NR/NR/NR	60,637	4.2	1,440,129	4.4	23.75	1/30/2024	NA
Analysis Group	NR/NR/NR	37,125	2.6	1,081,080	3.3	29.12	12/31/2018	1, 5-year option
RTKL Associates	NR/NR/NR	38,806	2.7	1,043,468	3.2	26.89	9/30/2021	1, 5-year option
Wells Fargo Bank	AA-/A2/A+	53,250	3.7	665,625	2.0	12.50	5/30/2018	1, 5-year option
Ten Largest Tenants		1,100,889	76.9%	$28,039,979	86.1%	$25.47
Remaining Tenants		181,213	12.7	4,512,674	13.9	24.90
Vacant Spaces		150,183	10.5	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,432,285	100.0%	$32,552,653	100.0%	$25.39

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Annual underwritten base rent per SF and annual underwritten base rent include contractual rent increases through August 2015.
(3)
The annual underwritten base rent and annual underwritten base rent per SF for Bank of America represent the tenant’s average rent over its lease term. The tenant’s current in-place rent is $25.78 per SF. The tenant’s rental per annum is $4,215,157.

(4)
Bank of America has a one-time right to reduce its space by one full floor or 12,000 to 13,000 SF of its highest or lowest contiguous floors upon providing notice on June 30, 2019 with 12-months’ notice.

(5)	Sheppard Mullin may reduce its space by one full floor on December 31, 2019 with 12-months’ notice.
(6)	Alston & Bird has a rent abatement period that expires in June 2015. An escrow was collected at loan origination for the remaining rent concessions.
(7)	Alston & Bird may terminate 25,773 SF on June 30, 2018 with 12-months’ notice and a termination fee of $2,410,728.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

The following table presents certain information relating to the lease rollover schedule for the Bank of America Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(2)
MTM	6,439	0.4%	0.4%	$117,609	0.4%	$18.27	2
2014	0	0.0	0.4%	0	0.0	0.00	0
2015	0	0.0	0.4%	0	0.0	0.00	0
2016	17,832	1.2	1.7%	485,307	1.5	27.22	4
2017	76,462	5.3	7.0%	1,883,542	5.8	24.63	5
2018	437,191	30.5	37.6%	10,724,524	32.9	24.53	7
2019	195,576	13.7	51.2%	5,080,457	15.6	25.98	4
2020	15,450	1.1	52.3%	468,606	1.4	30.33	2
2021	41,478	2.9	55.2%	1,073,697	3.3	25.89	2
2022	164,439	11.5	66.7%	4,825,103	14.8	29.34	2
2023	80,671	5.6	72.3%	1,900,528	5.8	23.56	1
2024	246,564	17.2	89.5%	5,993,280	18.4	24.31	2
2025 & Thereafter	0	0.0	89.5%	0	0.0	0.00	0
Vacant	150,183	10.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,432,285	100.0%		$32,552,653	100.0%	$25.39	31

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Multiple tenants operate under more than one lease. There are 31 tenants subject to 50 leases.

The following table presents certain information relating to historical leasing at the Bank of America Plaza Property:

Historical Leased %(1)
2009	2010	2011	2012	2013	As of 8/19/2014
94.0%	94.0%	95.0%	93.0%	92.0%	89.5%

(1)	As provided by the borrower and reflects occupancy as of December 31, for the indicated year unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bank of America Plaza Property:

Cash Flow Analysis

	2011	2012	2013	TTM 6/30/2014	Underwritten(1)(2)	Underwritten $ per SF(1)(2)
Base Rent(3)	$31,216,203	$31,394,104	$30,617,785	$30,371,257	$30,984,853	$21.63
Contractual Rent Steps	0	0	0	0	1,567,800	1.09
Gross Up Vacancy	0	0	0	0	3,314,834	2.31
Total Rent	$31,216,203	$31,394,104	$30,617,785	$30,371,257	$35,867,487	$25.04
Total Reimbursables	19,248,665	19,957,742	20,928,986	22,426,286	22,516,480	15.72
Other Income	7,610,141	7,605,930	8,162,383	8,214,240	8,214,240	5.74
Free Rent	(598,846)	(6,430,584)	(5,945,870)	(2,236,116)	0	0.00
Vacancy & Credit Loss(4)	0	0	0	0	(3,586,749)	(2.50)
Effective Gross Income	$57,476,163	$52,527,192	$53,763,284	$58,775,667	$63,011,458	$43.99

Real Estate Taxes	$5,122,179	$5,108,542	$6,794,052	$7,119,467	$7,998,179	$5.58
Insurance	2,970,172	3,153,171	3,262,727	3,284,019	3,289,543	2.30
Management Fee	1,852,467	1,697,013	1,740,537	1,866,245	1,000,000	0.70
Other Operating Expenses	12,676,133	12,960,965	13,101,489	13,338,732	13,338,732	9.31
Total Operating Expenses	$22,620,951	$22,919,691	$24,898,805	$25,608,463	$25,626,454	$17.89

Net Operating Income(5)	$34,855,212	$29,607,501	$28,864,479	$33,167,204	$37,385,004	$26.10
TI/LC	0	0	0	0	2,864,570	2.00
Capital Expenditures	0	0	0	0	286,457	0.20
Net Cash Flow	$34,855,212	$29,607,501	$28,864,479	$33,167,204	$34,233,977	$23.90

(1)
The increase in the underwritten base rent from the TTM 6/30/2014 base rent is attributed to contractual rent increases through August 2015 ($1,567,800) and rent averaging for Bank of America, Wells Fargo and MetLife ($616,845).

(2)	Annual underwritten base rent per SF and annual underwritten base rent include contractual rent increases through August 2015.
(3)
The annual underwritten base rent and annual underwritten base rent per SF for Bank of America represent the tenant’s average rent over its lease term. The tenant’s current in-place rent is $25.78 per SF. The tenant’s rental per annum is $4,215,157.

(4)	The underwritten economic vacancy is 10.0%. The Bank of America Plaza Property was 89.5% physically occupied as of August 19, 2014.
(5)	The Net Operating Income for the period beginning on January 1, 2014 and ending on June 30, 2014 is $16,930,995.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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FAIRGROUNDS PLAZA TIMONIUM

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Timonium, Maryland	Cut-off Date Principal Balance	$23,300,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$219.24
Size (SF)	106,278	Percentage of Initial Pool Balance	1.9%
Total Occupancy as of 8/31/2014	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/31/2014	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1999 / NAP	Mortgage Rate	4.4380%
Appraised Value	$34,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(1)	Richard E. Rotner
Underwritten Revenues	$2,687,721
Underwritten Expenses	$573,796	Escrows
Underwritten Net Operating Income (NOI)	$2,113,925	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,002,742	Taxes(2)	$0	$0
Cut-off Date LTV Ratio	67.9%	Insurance(3)	$0	$0
Maturity Date LTV Ratio	67.9%	Replacement Reserves	$0	$3,100
DSCR Based on Underwritten NOI / NCF	2.02x / 1.91x	TI/LC	$0	$4,428
Debt Yield Based on Underwritten NOI / NCF	9.1% / 8.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,300,000	100.0%	Loan Payoff	$22,479,390	96.5%
Principal Equity Distribution	474,802	2.0
Closing Costs	345,808	1.5

Total Sources	$23,300,000	100.0%	Total Uses	$23,300,000	100.0%

(1)	Richard E. Rotner is the guarantor of the non-recourse carveouts under the Fairgrounds Plaza Timonium Loan.
(2)
The borrower is not required to reserve funds for taxes so long as (i) no event of default has occurred and is continuing and (ii) the borrower delivers evidence that the required taxes have been paid.

(3)
The borrower is not required to reserve funds for insurance premiums so long as (i) no event of default has occurred and is continuing and (ii) the borrower delivers evidence that the required insurance is maintained under a blanket insurance policy and that the applicable premiums have been paid.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Fairgrounds Plaza Timonium Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
ShopRite	NR / NR / NR	56,795	44.4%	Yes	$1,230,222	$21.66	1/31/2019	$532	4.1%	8, 5-year options
Total Anchors		56,795	44.4%

Jr. Anchors
REI(3)	NR / NR / NR	21,630	16.9%	No	$75,332	$3.48	NA	NA	NA	NA
PetSmart(4)	NR / NR / BB+	18,638	14.6	Yes	$467,605	$25.09	1/31/2021	$307	8.2%	3, 5-year options
Total Jr. Anchors		40,268	31.5%

Occupied In-line		28,045	21.9%		$908,510	$32.39
Occupied Outparcel/Other		2,800	2.2%		$149,337	$53.33
Vacant Spaces		0	0.0%		$0	$0.00
Total Owned SF		106,278	83.1%
Total SF		127,908	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are based on full year 2013 sales.
(3)	REI owns its land and improvements and does not pay rent; the indicated figure represents common area maintenance charge.
(4)	Sales estimates from the store manager.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FAIRGROUNDS PLAZA TIMONIUM

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Fairgrounds Plaza Timonium Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent(2)	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
ShopRite	NR / NR / NR	56,795	53.4%	$1,023,446	43.6%	$18.02	1/31/2019	$532	4.1%	8, 5-year options
PetSmart(4)	NR / NR / BB+	18,638	17.5	401,835	17.1	21.56	1/31/2021	$307	8.2%	3, 5-year options
Hallmark(5)	NR / NR / NR	5,963	5.6	161,001	6.9	27.00	2/28/2020	$156	19.6%	NA
Columbia Bank	NR / NR / NR	2,800	2.6	139,755	6.0	49.91	9/30/2019	NA	NA	2, 5-year options
Berkshire Hathaway	A+ / Aa2 / AA	5,897	5.5	138,344	5.9	23.46	10/31/2017	NA	NA	2, 3-year options
Anytime Fitness	NR / NR / NR	4,493	4.2	105,406	4.5	23.46	9/30/2024	NA	NA	NA
II Basilico Trattoria Italiana(5)	NR / NR / NR	2,455	2.3	85,587	3.6	34.86	3/31/2022	$233	16.9%	1, 10-year option
Fairgrounds Plaza Liquors	NR / NR / NR	2,017	1.9	74,004	3.2	36.69	1/31/2021	$487	8.5%	1, 5-year option
Lacrosse Unlimited	NR / NR / NR	2,240	2.1	62,365	2.7	27.84	6/30/2023	NA	NA	2, 5-year options
Johnny’s Sushi(6)	NR / NR / NR	1,519	1.4	58,512	2.5	38.52	6/30/2016	$643	6.9%	NA
Ten Largest Owned Tenants		102,817	96.7%	$2,250,255	95.9%	$21.89
Remaining Owned Tenants		3,461	3.3	96,417	4.1	27.86
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		106,278	100.0%	$2,346,672	100.0%	$22.08

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Underwritten Base Rent is based on the August 31, 2014 rent roll with rent steps through December 31, 2015.
(3)	Tenant sales are based on full year 2013 sales unless explicitly stated otherwise.
(4)	Sales estimates from the store manager.
(5)	Sales are based on a TTM basis as of September 30, 2014.
(6)	Sales are based on a TTM basis as of June 1, 2014.

The following table presents certain information relating to the lease rollover schedule at the Fairgrounds Plaza Timonium Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	1,988	1.9	1.9%	53,700	2.3	27.01	1
2016	1,519	1.4	3.3%	58,512	2.5	38.52	1
2017	5,897	5.5	8.8%	138,344	5.9	23.46	1
2018	1,473	1.4	10.2%	42,717	1.8	29.00	1
2019	59,595	56.1	66.3%	1,163,201	49.6	19.52	2
2020	5,963	5.6	71.9%	161,001	6.9	27.00	1
2021	20,655	19.4	91.4%	475,839	20.3	23.04	2
2022	2,455	2.3	93.7%	85,587	3.6	34.86	1
2023	2,240	2.1	95.8%	62,365	2.7	27.84	1
2024	4,493	4.2	100.0%	105,406	4.5	23.46	1
2025 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	106,278	100.0%		$2,346,672	100.0%	$22.08	12

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at Fairgrounds Plaza Timonium Property:

Historical Leased %(1)
	2011	2012	2013	As of 8/31/2014
Owned Space	93.0%	93.0%	96.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FAIRGROUNDS PLAZA TIMONIUM

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Fairgrounds Plaza Timonium Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 8/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,911,899	$1,963,360	$2,018,331	$2,182,505	$2,346,672	$22.08
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$1,911,899	$1,963,360	$2,018,331	$2,182,505	$2,346,672	$22.08
Total Reimbursables	433,177	428,052	419,976	476,581	482,509	4.54
Other Income(3)	0	30,000	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(141,459)	(1.33)
Effective Gross Income	$2,345,076	$2,421,413	$2,438,307	$2,659,086	$2,687,721	$25.29

Total Operating Expenses	$564,570	$518,900	$578,919	$626,626	$573,796	$5.40

Net Operating Income	$1,780,506	$1,902,512	$1,859,388	$2,032,460	$2,113,925	$19.89
TI/LC	0	0	0	0	73,986	0.70
Capital Expenditures	0	0	0	0	37,197	0.35
Net Cash Flow	$1,780,506	$1,902,512	$1,859,388	$2,032,460	$2,002,742	$18.84

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the August 31, 2014 rent roll with rent steps through December 31, 2015.
(3)	Other Income in 2012 includes rental revenue from a temporary tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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129-131 GREENE STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$23,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$2,804.88
Size (SF)	8,200	Percentage of Initial Pool Balance	1.8%
Total Occupancy as of 7/1/2014	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/1/2014	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1920 / 2014	Mortgage Rate	4.0000%
Appraised Value	$37,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	60
Borrower Sponsor(1)	Amarjit Bhalla, Laura Bhalla and Elizabeth Blue Holding, Inc.
Underwritten Revenues	$1,690,616
Underwritten Expenses	$84,425	Escrows
Underwritten Net Operating Income (NOI)	$1,606,190	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,604,550	Taxes	$20,028	$4,006
Cut-off Date LTV Ratio	62.2%	Insurance	$0	$0
Maturity Date LTV Ratio	62.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.72x / 1.72x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.0% / 7.0%	Other(2)	$1,896	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,000,000	99.8%	Principal Equity Distribution	$17,370,774	75.4%
Other Sources	35,000	0.2	Loan Payoff	4,796,028	20.8
Closing Costs	846,274	3.7
Reserves	21,924	0.1
Total Sources	$23,035,000	100.0%	Total Uses	$23,035,000	100.0%

(1)	Amarjit Bhalla and Laura Bhalla are the guarantors of the non-recourse carveouts under the 129-131 Greene Street Loan.
(2)	The Other upfront reserve of $1,896 represents a condominium common charges reserve account.

The following table presents certain information relating to the tenant at the 129-131 Greene Street Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent (2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Google	NR / Aa2 / AA	8,200	100.0%	$1,625,967	100.0%	$198.29	9/30/2024	NA	NA	2, 5-year options
Total / Wtd. Avg.		8,200	100.0%	$1,625,967	100.0%	$198.29

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	UW Base Rent is comprised of in-place base rent ($1,475,000) and the present value of contractual rent steps ($150,967) discounted at 6.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129-131 GREENE STREET

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at 129-131 Greene Street Property:

Cash Flow Analysis(1)(2)
	Underwritten	Underwritten $ per SF
Base Rent	$1,475,000	$179.88
Contractual Rent Steps(3)	150,967	18.41
Total Rent	$1,625,967	$198.29
Total Reimbursables	107,998	13.17
Less Vacancy & Credit Loss	(43,349)	(5.29)
Effective Gross Income	$1,690,616	$206.17

Total Operating Expenses	$84,425	$10.30

Net Operating Income	$1,606,190	$195.88
Replacement Reserves	1,640	0.20
Net Cash Flow	$1,604,550	$195.68

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Historical cash flow information is not presented as the 129-131 Greene Street Property was originally leased to a furniture store at acquisition.  After acquisition, the borrower sponsors bought out the furniture store and executed a new lease with the current tenant.

(3)	Contractual rent steps are underwritten based on the present value of the contractual rent steps discounted at a rate of 6.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAPITAL CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Raleigh, North Carolina	Cut-off Date Principal Balance		$22,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$137.94
Size (SF)	159,484	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 9/3/2014	89.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/3/2014	89.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1986 / 2011-2014	Mortgage Rate		4.5860%
Appraised Value	$30,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	36
		Borrower Sponsor(1)	Anthony H. Dilweg
Underwritten Revenues	$3,165,887
Underwritten Expenses	$1,071,572	Escrows
Underwritten Net Operating Income (NOI)	$2,094,316		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,909,334	Taxes	$156,805	$17,423
Cut-off Date LTV Ratio(2)	67.2%	Insurance	$0	$0
Maturity Date LTV Ratio	63.3%	Replacement Reserves	$0	$3,999
DSCR Based on Underwritten NOI / NCF	1.55x / 1.41x	TI/LC(3)	$0	$20,833
Debt Yield Based on Underwritten NOI / NCF(2)	10.2% / 9.3%	Other(4)	$1,847,073	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,000,000	97.3%	Loan Payoff	$20,172,782	89.2%
Principal’s New Cash Contribution	616,890	2.7	Reserves	2,003,878	8.9
			Closing Costs	440,229	1.9
Total Sources	$22,616,890	100.0%	Total Uses	$22,616,890	100.0%

(1)	Anthony H. Dilweg is the guarantor of the non-recourse carveouts under the Capital Center Loan.
(2)
The Cut-off Date LTV Ratio, Debt Yield Based on Underwritten NOI and Debt Yield Based on Underwritten NCF are calculated based on the Cut-off Date Principal Balance net of the earnout amount ($1,500,000).  The Cut-off Date LTV Ratio without netting the related earnout amount is 72.1%.  The Debt Yield Based on Underwritten NOI and the Debt Yield Based on Underwritten NCF without netting the related earnout amount are 9.5% and 8.7%, respectively.

(3)	TI/LC reserves are capped at $500,000.
(4)
Other reserves represent a $1,500,000, 24-month earnout in connection with the upcoming lease rollover in 2015 and a $150,000 holdback for potential yield maintenance premium in the event that the borrower does not satisfy certain additional leasing requirement within the 24 month period.  Additionally, there are escrows for Plexus Services Corp.’s four months of free rent ($187,913) and unfunded TI/LC costs for the Public Consulting Group’s expansion ($5,165) and Burns & McDonnell’s expansion ($3,995).

The following table presents certain information relating to the major tenants at the Capital Center Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
MetLife(2)	A- / A3 / A-	27,851	17.5%	$627,471	19.8%	$22.53	(2)	NA
Plexus Services Corp.	NR / NR / NR	24,892	15.6	576,899	18.2	23.18	3/31/2021	1, 5-year option
Burns & McDonnell	NR / NR / NR	11,332	7.1	238,695	7.5	21.06	11/30/2019	NA
UBM / SharedVue(3)	NR / Baa3 / BBB-	8,871	5.6	191,968	6.1	21.64	11/30/2019	1, 5-year option
My Computer Career	NR / NR / NR	6,893	4.3	184,796	5.8	26.81	2/28/2017	NA
Public Consulting Group	NR / NR / NR	6,639	4.2	160,820	5.1	24.22	6/30/2016	2, 3-year options
Danis Construction(4)	NR / NR / NR	7,406	4.6	154,412	4.9	20.85	12/31/2018	2, 5-year options
Spectraforce Technologies	NR / NR / NR	6,359	4.0	138,495	4.4	21.78	5/31/2016	2, 5-year options
Ciber, Inc.	NR / NR / NR	5,389	3.4	128,637	4.1	23.87	8/31/2018	NA
MSA Marketing	NR / NR / NR	5,510	3.5	118,741	3.8	21.55	2/28/2015	1, 3-year option
Ten Largest Tenants		111,142	69.7%	$2,520,936	79.7%	$22.68
Remaining Tenants		31,330	19.6	640,948	20.3	20.46
Vacant		17,012	10.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		159,484	100.0%	$3,161,884	100.0%	$22.19

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	MetLife leases five suites with a total of 27,851 SF leased. 12,230 SF expires in May 2015 and 15,621 SF expires in May 2016.
(3)	UBM / SharedVue can terminate its lease on 11/30/2017 with 12 months prior written notice and a termination fee of $168,531.
(4)
Danis Construction can terminate its lease on 2/28/2017 with notice in writing no later than 5/31/2016.  Notice must include termination fee which is equal to all unamortized costs of landlord work and $16,208 of free rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAPITAL CENTER

The following table presents the lease rollover schedule at the Capital Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(2)	686	0.4%	0.4%	$0	0.0%	$0.00	1
2014	0	0.0	0.4%	0	0.0	0.00	0
2015	17,740	11.1	11.6%	389,733	12.3	21.97	2
2016	32,062	20.1	31.7%	733,365	23.2	22.87	5
2017	18,537	11.6	43.3%	454,316	14.4	24.51	5
2018	18,554	11.6	54.9%	403,117	12.7	21.73	4
2019	23,809	14.9	69.8%	503,841	15.9	21.16	3
2020	0	0.0	69.8%	0	0.0	0.00	0
2021	29,862	18.7	88.6%	677,511	21.4	22.69	2
2022	0	0.0	88.6%	0	0.0	0.00	0
2023	0	0.0	88.6%	0	0.0	0.00	0
2024	0	0.0	88.6%	0	0.0	0.00	0
2025 & Thereafter	1,222	0.8	89.3%	0	0.0	0.00	1
Vacant	17,012	10.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	159,484	100.0%		$3,161,884	100.0%	$22.19	23

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Represents a 686 SF maintenance office.

The following table presents certain information relating to historical leasing at the Capital Center Property:

Historical Leased %(1)
2011	2012	2013	TTM as of 6/30/2014
75.1%	81.0%	78.7%	82.6%

(1)	As provided by the borrower which reflects average occupancy for the year specified unless otherwise indicated.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Capital Center Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM as of 6/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,642,035	$2,982,144	$2,820,165	$2,979,965	$3,161,884	$19.83
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	374,264	2.35
Total Rent	$2,642,035	$2,982,144	$2,820,165	$2,979,965	$3,536,148	$22.17
Total Reimbursables	15,620	9,308	35,196	(7,695)	4,003	0.03
Other Income	8,962	1,173	3,494	1,812	0	0.00
Less Vacancy & Credit Loss	(151,641)	(146,348)	(196,648)	(253,795)	(374,264)	(2.35)
Effective Gross Income	$2,514,976	$2,846,277	$2,662,207	$2,720,287	$3,165,887	$19.85

Total Operating Expenses	$1,085,518	$1,052,895	$1,100,744	$1,116,566	$1,071,572	$6.72

Net Operating Income	$1,429,459	$1,793,382	$1,561,463	$1,603,721	$2,094,316	$13.13
TI/LC	0	0	0	0	136,990	0.86
Capital Expenditures	0	0	0	0	47,992	0.30
Net Cash Flow	$1,429,459	$1,793,382	$1,561,463	$1,603,721	$1,909,334	$11.97

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 9/3/2014 and rent steps through 12/31/2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BASS PRO OUTDOOR WORLD

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Dania Beach, Florida	Cut-off Date Principal Balance		$21,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$127.27
Size (SF)	165,000	Percentage of Initial Pool Balance		1.7%
Total Occupancy as of 11/17/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/17/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1999 / NAP	Mortgage Rate(1)		4.7500%
Appraised Value	$28,150,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
		Borrower Sponsor(2)	Murray H. Goodman
Underwritten Revenues	$1,853,132
Underwritten Expenses	$85,575	Escrows
Underwritten Net Operating Income (NOI)	$1,767,557		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,691,276	Taxes	$0	$0
Cut-off Date LTV Ratio	74.6%	Insurance	$15,440	$2,573
Maturity Date/ARD LTV Ratio	65.7%	Replacement Reserves	$0	$2,063
DSCR Based on Underwritten NOI / NCF	1.34x / 1.29 x	TI/LC(3)	$0	$3,333
Debt Yield Based on Underwritten NOI / NCF	8.4% / 8.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,000,000	73.0%	Purchase Price	$28,046,452	97.5%
Principal’s New Cash Contribution	6,754,846	23.5	Closing Costs	692,954	2.4
Other Sources	1,000,000	3.5	Reserves	15,440	0.1
Total Sources	$28,754,846	100.0%	Total Uses	$28,754,846	100.0%

(1)
Commencing on the Anticipated Repayment Date (November 6, 2024), the Mortgage Rate will increase to the greater of (a) 4.0000% per annum above the initial Mortgage Rate and (b) 6.0000% per annum above the then-current United States Dollar swap spread.

(2)	Murray H. Goodman is the guarantor of the non-recourse carveouts under the Bass Pro Outdoor World Loan.
(3)	TI/LC reserves are capped at $260,000.

The following table presents certain information relating to the sole tenant at the Bass Pro Outdoor World Property:

Largest Tenant Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	All-In UW Occupancy Cost(3)	Renewal / Extension Options
Bass Pro Outdoor World	NR/Ba3/BB-	165,000	100.0%	$1,840,000	100.0%	$11.15	12/31/2022	$382	4.3%	7, 5-year options
Total / Wtd. Avg.		165,000	100.0%	$1,840,000	100.0%	$11.15

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales are as of November 30, 2014 for Bass Pro Outdoor World.
(3)	All-In UW Occupancy Cost includes both UW rent and estimated reimbursements (based on the appraiser’s expenses comparables) for that tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BASS PRO OUTDOOR WORLD

The following table presents certain information relating to the lease rollover schedule at the Bass Pro Outdoor World Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	165,000	100.0	100.0%	1,840,000	100.0	11.15	1
2023 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	165,000	100.0%		$1,840,000	100.0%	$11.15	1

The following table presents certain information relating to historical leasing at the Bass Pro Outdoor World Property:

Historical Leased %(1)
	2011	2012	2013	As of 11/17/2014
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy for the applicable year, unless otherwise specified.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bass Pro Outdoor World Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 4/30/2014	Underwritten	Underwritten $ per SF
Base Rent	$1,600,000	$1,600,000	$1,760,000	$1,760,000	$1,840,000	$11.15
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$1,600,000	$1,600,000	$1,760,000	$1,760,000	$1,840,000	$11.15
Total Reimbursables	0	0	0	0	80,344	0.49
Total Percentage Rent	0	19,730	22,033	22,033	0	0.00
Other Income	0	0	0	0	0	0.00
Less Vacancy & Credit Loss	0	0	0	0	(67,212)	(0.41)
Effective Gross Income	$1,600,000	$1,619,730	$1,782,033	$1,782,033	$1,853,132	$11.23

Real Estate Taxes	$0	$0	$0	$0	$0	$0.00
Insurance	0	0	0	0	29,981	0.18
Management Fee	0	0	0	0	55,594	0.34
Other Operating Expenses	0	0	0	0	0	0.00
Total Operating Expenses	$0	$0	$0	$0	$85,575	$0.52

Net Operating Income	$1,600,000	$1,619,730	$1,782,033	$1,782,033	$1,767,557	$10.71
TI/LC	0	0	0	0	51,531	0.31
Replacement Reserves	0	0	0	0	24,750	0.15
Net Cash Flow	$1,600,000	$1,619,730	$1,782,033	$1,782,033	$1,691,276	$10.25

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MIDYAN GATE REALTY PORTFOLIO 2

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller	SMF I
Location (City/State)	Brooklyn, New York	Cut-off Date Principal Balance	$20,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$274.63
Size (SF)	72,826	Percentage of Initial Pool Balance	1.6%
Total Occupancy as of 11/3/2014	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/3/2014	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	4.3520%
Appraised Value	$28,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Borrower Sponsor(1)	David Bawabeh and Morris Bawabeh
Underwritten Revenues	$1,880,333
Underwritten Expenses	$153,413	Escrows
Underwritten Net Operating Income (NOI)	$1,726,920	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,679,583	Taxes(2)	$34,952	$0
Cut-off Date LTV Ratio	71.4%	Insurance(3)	$14,568	$0
Maturity Date LTV Ratio	62.3%	Replacement Reserves(4)	$22,000	$0
DSCR Based on Underwritten NOI / NCF	1.45x / 1.41x	TI/LC(5)	$110,000	$0
Debt Yield Based on Underwritten NOI / NCF	8.6% / 8.4%	Other	$0	$0

		Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,000,000	100.0%	Loan Payoff	$15,182,042	75.9%
			Principal Equity Distribution	4,228,191	21.1
			Closing Costs	408,248	2.0
			Reserves	181,520	0.9
Total Sources	$20,000,000	100.0%	Total Uses	$20,000,000	100.0%

(1)	David Bawabeh and Morris Bawabeh are the guarantors of the non-recourse carveouts under the Midyan Gate Realty Portfolio 2 Loan.
(2)
The lender will not require tax reserves to be collected so long as there is no uncured event of default, the borrower provides evidence that taxes have been paid and the borrower deposits any additional sums with the lender such that deposits in the reserve equal six months’ of then current tax payments.

(3)
The lender will not require insurance reserves to be collected so long as there is no uncured event of default, the required insurance is maintained, the borrower provides evidence that insurance premiums have been paid and the borrower deposits any additional sums with the lender such that deposits in the reserve equal six months’ of then current insurance premiums.

(4)	Replacement Reserves are capped at $22,000.
(5)	TI/LC reserves are capped at $110,000.

The following table presents certain information relating to the Midyan Gate Realty Portfolio 2 Properties:

Portfolio Summary

Property Name	City	State	Net Rentable Area (SF)	Occupancy(1)	Year Built / Renovated	“As-Is” Appraised Value
190 East 98th Street	Brooklyn	NY	24,050	100.0%	1933 / 2004	$9,200,000
128-144 East 98th Street	Brooklyn	NY	17,576	100.0%	1933 / 2004	7,300,000
90-92 East 98th Street	Brooklyn	NY	17,500	100.0%	1931 / 2003	6,300,000
112 East 98th Street	Brooklyn	NY	13,700	100.0%	1931 / 2005	5,200,000
Total / Wtd. Avg. Portfolio			72,826	100.0%		$28,000,000

(1)	As provided by the borrower and represents occupancy as of November 3, 2014.

The following table presents certain information relating to historical leasing at the Midyan Gate Realty Portfolio 2 Properties:

Historical Leased %(1)
2011	2012	2013	As of 11/3/2014
94.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless otherwise stated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MIDYAN GATE REALTY PORTFOLIO 2

The following table presents certain information relating to the major tenants at the Midyan Gate Realty Portfolio 2 Properties (of which, certain tenants may have co-tenancy provisions):

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
PH Brownsville LLC d/b/a PayHalf	NR / NR / NR	15,500	21.3%	$391,468	20.4%	$25.26	1/31/2019	NA	NA	3, 5-year options
Regine 125 Inc.	NR / NR / NR	6,700	9.2	192,000	10.0	28.66	9/30/2028	NA	NA	NA
Family Dollar	NR / Baa3 / BBB-	8,000	11.0	191,664	10.0	23.96	12/31/2018	NA	NA	NA
AKD Food Corp d/b/a Met Fresh	NR / NR / NR	8,150	11.2	186,480	9.7	22.88	2/28/2023	NA	NA	1, 15-year option
Danice Stores	NR / NR / NR	4,800	6.6	150,000	7.8	31.25	2/28/2024	NA	NA	NA
Furniture Corp	NR / NR / NR	5,700	7.8	138,915	7.2	24.37	12/31/2019	NA	NA	NA
Clothing Co.	NR / NR / NR	4,800	6.6	138,915	7.2	28.94	9/30/2019	NA	NA	NA
Kim Myung, Soo d/b/a Beauty Supply	NR / NR / NR	3,200	4.4	84,000	4.4	26.25	4/30/2021	NA	NA	NA
Payless Shoesource	NR / NR / B	3,276	4.5	77,837	4.0	23.76	9/30/2019	$214	11.1%	NA
Radio Shack	C / Caa3 / CCC-	2,300	3.2	72,000	3.7	31.30	9/30/2018	$435	7.2%	2, 5-year options
Ten Largest Owned Tenants		62,426	85.7%	$1,623,279	84.5%	$26.00
Remaining Owned Tenants		10,400	14.3	298,740	15.5	28.73
Vacant (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		72,826	100.0%	$1,922,019	100.0%	$26.39

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents the lease rollover schedule at the Midyan Gate Realty Portfolio 2 Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	1,600	2.2	2.2%	54,024	2.8	33.77	1
2016	0	0.0	2.2%	0	0.0	0.00	0
2017	0	0.0	2.2%	0	0.0	0.00	0
2018	10,300	14.1	16.3%	263,664	13.7	25.60	2
2019	29,276	40.2	56.5%	747,135	38.9	25.52	4
2020	4,400	6.0	62.6%	121,716	6.3	27.66	2
2021	5,600	7.7	70.3%	147,000	7.6	26.25	2
2022	0	0.0	70.3%	0	0.0	0.00	0
2023	10,150	13.9	84.2%	246,480	12.8	24.28	2
2024	4,800	6.6	90.8%	150,000	7.8	31.25	1
2025 & Thereafter	6,700	9.2	100.0%	192,000	10.0	28.66	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	72,826	100.0%		$1,922,019	100.0%	$26.39	15

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MIDYAN GATE REALTY PORTFOLIO 2

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Midyan Gate Realty Portfolio 2 Properties:

Cash Flow Analysis(1)

	2011	2012	2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,710,126	$1,722,426	$1,747,986	$1,922,019	$26.39
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$1,710,126	$1,722,426	$1,747,986	$1,922,019	$26.39
Total Reimbursables	56,788	56,307	57,278	57,278	0.79
Vacancy & Credit Loss	0	0	0	(98,965)	(1.36)
Effective Gross Income	$1,766,914	$1,778,733	$1,805,264	$1,880,333	$25.82

Total Operating Expenses	$76,769	$77,785	$77,253	$153,413	$2.11

Net Operating Income	$1,690,145	$1,700,948	$1,728,011	$1,726,920	$23.71
TI/LC	0	0	0	36,413	0.50
Capital Expenditures	0	0	0	10,924	0.15
Net Cash Flow	$1,690,145	$1,700,948	$1,728,011	$1,679,583	$23.06

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is based on the in place rent roll dated November 3, 2014 with rent steps through March 1, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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VILLAS AT GREENVIEW

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Great Mills, Maryland	Cut-off Date Principal Balance	$19,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$121,875.00
Size (Units)	160	Percentage of Initial Pool Balance	1.6%
Total Occupancy as of 9/30/2014	95.6%	Number of Related Mortgage Loans(1)	2
Owned Occupancy as of 9/30/2014	95.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	2000 / 2014	Mortgage Rate	4.7400%
Appraised Value	$27,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor(2)	Douglas Margerum
Underwritten Revenues	$2,419,410
Underwritten Expenses	$854,848	Escrows
Underwritten Net Operating Income (NOI)	$1,564,562	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,524,562	Taxes	$16,229	$16,229
Cut-off Date LTV Ratio	72.2%	Insurance	$26,221	$3,746
Maturity Date LTV Ratio	66.4%	Replacement Reserves	$132,272	$3,333
DSCR Based on Underwritten NOI / NCF	1.28x / 1.25x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.0% / 7.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,500,000	99.8%	Loan Payoff	$17,878,766	91.5%
Other Sources	40,000	0.2	Principal Equity Distribution	1,062,111	5.4
			Closing Costs	424,401	2.2
			Reserves	174,722	0.9
Total Sources	$19,540,000	100.0%	Total Uses	$19,540,000	100.0%

(1)	An owner of the borrower is also an owner of the borrower of the Park Villas Apartments Loan.
(2)	Douglas Margerum is the guarantor of the non-recourse carveouts under the Villas at Greenview Loan.

The following table presents certain information relating to the units and rent at the Villas at Greenview Property:
Unit Type	Occupied Units	Vacant Units	Total Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent(1)
2 Bed / 2 Bath	43	1	44	1,145	$1,265	$652,740	$1,223	$631,104
2 Bed / 2.5 Bath	22	0	22	1,300	1,330	351,120	1,287	339,696
3 Bed / 2.5 Bath	41	3	44	1,300	1,370	674,040	1,315	646,752
3 Bed Bay	47	3	50	1,320	1,390	783,960	1,318	743,544
Total / Wtd. Avg.	153	7	160	1,264	$1,342	$2,461,860	$1,286	$2,361,096

Source: As provided by the borrower.
(1)	Yearly rents are calculated based on currently occupied units per the rent roll dated September 30, 2014.

The following table presents certain information relating to historical leasing at the Villas at Greenview Property:

Historical Leased %(1)
2011	2012	2013	As of 9/30/2014
92.4%	90.1%	83.6%	95.6%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

VILLAS AT GREENVIEW

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Villas at Greenview Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 6/30/2014	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,409,757	$2,446,957	$2,475,168	$2,476,499	$2,361,096	$14,757
Gross Up Vacancy	0	0	0	0	114,540	716
Gross Potential Rent	$2,409,757	$2,446,957	$2,475,168	$2,476,499	$2,475,636	$15,473
Vacancy, Credit Loss & Concessions	(184,297)	(242,799)	(406,312)	(382,670)	(221,865)	(1,387)
Total Rent	$2,225,460	$2,204,158	$2,068,856	$2,093,829	$2,253,771	$14,086
Other Income(3)	83,475	142,229	137,855	165,639	165,639	1,035
Effective Gross Income	$2,308,935	$2,346,387	$2,206,711	$2,259,468	$2,419,410	$15,121

Real Estate Taxes	$191,508	$204,021	$202,726	$183,710	$183,710	$1,148
Insurance	33,660	36,645	40,373	45,098	42,809	268
Management Fee	0	0	0	0	96,776	605
Other Expenses	407,462	477,700	511,227	531,553	531,553	3,322
Total Operating Expenses	$632,630	$718,366	$754,326	$760,361	$854,848	$5,343

Net Operating Income	$1,676,305	$1,628,021	$1,452,385	$1,499,107	$1,564,562	$9,779
Replacement Reserves	32,000	32,000	32,000	32,090	40,000	250
Net Cash Flow	$1,644,305	$1,596,021	$1,420,385	$1,467,017	$1,524,562	$9,529

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 9/30/2014 rent roll.
(3)	Other Income consists of late/legal fees, damages, rent premiums for month-to-month tenants and furnished units, parking income, cable commissions, pet fees and bad debt collection.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IGNITION CREATIVE OFFICE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance		$18,357,518
Property Type	Office	Cut-off Date Principal Balance per SF		$336.79
Size (SF)	54,508	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 11/17/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/17/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1974 / 2012	Mortgage Rate		4.9155%
Appraised Value	$30,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	Jason M. Lindeman, Martin Kistler, Mehmet G. Sarioz and Jill A. Green
Underwritten Revenues	$2,244,278
Underwritten Expenses	$540,718	Escrows
Underwritten Net Operating Income (NOI)	$1,703,560		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,638,150	Taxes	$124,500	$13,833
Cut-off Date LTV Ratio	60.2%	Insurance	$3,352	$1,676
Maturity Date LTV Ratio	49.5%	Replacement Reserves	$0	$908
DSCR Based on Underwritten NOI / NCF	1.45x / 1.40x	TI/LC	$0	$4,542
Debt Yield Based on Underwritten NOI / NCF	9.3% / 8.9%	Other(2)`	$5,625	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,400,000	100.0%	Loan Payoff	$14,739,424	80.1%
			Principal Equity Distribution(3)	3,155,443	17.1
			Closing Costs	371,656	2.0
			Reserves	133,477	0.7
Total Sources	$18,400,000	100.0%	Total Uses	$18,400,000	100.0%

(1)	Jason M. Lindeman, Martin Kistler, Mehmet G. Sarioz and Jill A. Green are the guarantors of the non-recourse carveouts under the Ignition Creative Office Loan.
(2)	Other reserve represents a deferred maintenance reserve.
(3)	The borrower acquired the Ignition Creative Office Property and converted it to its current use in 2012 for a total cost of $22.4 million, resulting in $4.0 million of remaining cash equity.

The following table presents certain information relating to the sole tenant at the Ignition Creative Office Property:

Largest Owned Tenant Based On Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Ignition Creative	NR / NR / NR	54,508	100.0%	$1,635,240	100.0%	$30.00	9/30/2029	1, 5-year option
Total / Wtd. Avg.		54,508	100.0%	$1,635,240	100.0%	$30.00

(1)
The Ignition Creative tenant lease is guaranteed by Jason M. Lindeman, Martin Kistler, Mehmet G. Sarioz and Jill A. Green, the guarantors of the non-recourse carveouts under the Ignition Creative Office Loan. The Ignition Creative Office Property serves as the global headquarters for Ignition Creative, a marketing and advertising firm with offices in Los Angeles and London.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IGNITION CREATIVE OFFICE

The following table presents certain information relating to the lease rollover schedule at the Ignition Creative Office Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025 & Thereafter	54,508	100.0	100.0%	1,635,240	100.0	30.00	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	54,508	100.0%		$1,635,240	100.0%	$30.00	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The following table presents certain information relating to historical leasing at the Ignition Creative Office Property:

Historical Leased %(1)
2012	2013	As of 11/17/2014
100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year unless otherwise indicated.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Ignition Creative Office Property:

Cash Flow Analysis
	2013	Underwritten(1)	Underwritten $ per SF
Base Rent	$526,000	$1,635,240	$30.00
Other Rental Revenue(2)	53,100	174,000	3.19
Gross Up Vacancy	0	0	0.00
Total Rent	$579,100	$1,809,240	$33.19
Total Reimbursables	141,000	544,000	9.98
Vacancy & Credit Loss(3)	0	(108,962)	(2.00)
Effective Gross Income	$720,100	$2,244,278	$41.17

Total Operating Expenses	$112,447	$540,718	$9.92

Net Operating Income	$607,653	$1,703,560	$31.25
TI/LC	0	54,508	1.00
Capital Expenditures	0	10,902	0.20
Net Cash Flow	$607,653	$1,638,150	$30.05

(1)
Underwritten cash flow based on the November 2014 rent roll with no contractual rent steps. An amendment to the existing Ignition Creative lease was executed in conjunction with the origination of the Ignition Creative Office Loan, which represents the current underwritten cash flow.

(2)	Other Rental Revenue includes parking income.
(3)
Vacancy & Credit Loss represents an underwritten economic vacancy of 5.0% of Total Rent and Total Reimbursables. The appraiser concluded a vacancy of 3.0% for the Ignition Creative Office Property that was 100.0% physically occupied as of November 17, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAFFORD RETAIL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CCRE
Location (City/State)	Various, South Carolina	Cut-off Date Principal Balance		$17,332,445
Property Type	Retail	Cut-off Date Principal Balance per SF		$151.00
Size (SF)	114,783	Percentage of Initial Pool Balance		1.4%
Total Occupancy(1)	90.3%	Number of Related Mortgage Loans		None
Owned Occupancy(1)	90.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate		4.6275%
Appraised Value	$24,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)		CRE Holdings-SC, LLC

Underwritten Revenues	$2,331,448
Underwritten Expenses	$554,639	Escrows
Underwritten Net Operating Income (NOI)	$1,776,809		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,639,069	Taxes	$150,583	$15,058
Cut-off Date LTV Ratio	71.6%	Insurance	$52,542	$7,567
Maturity Date LTV Ratio	58.3%	Replacement Reserves	$0	$1,913
DSCR Based on Underwritten NOI / NCF	1.66x / 1.53x	TI/LC	$0	$9,565
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,375,000	88.5%	Loan Payoff	$18,977,299	96.7%
Principal’s New Cash Contribution	2,251,782	11.5	Closing Costs	446,358	2.3
			Reserves	203,125	1.0

Total Sources	$19,626,782	100.0%	Total Uses	$19,626,782	100.0%

(1)	As provided by the borrowers and represents occupancy by aggregate SF as of August 29, 2014 and July 17, 2014 for the Best Buy Center property and Crossing of Beaufort property, respectively.
(2)	CRE Holdings-SC, LLC is the guarantor of the non-recourse carveouts under the Stafford Retail Portfolio Loan.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Stafford Retail Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Best Buy	BB / Baa2 / BB	30,000	26.1%	$450,000	23.7%	$15.00	1/21/2023	NA	NA	4, 5-year options
Petco	NR / Caa1 / B	15,000	13.1	231,000	12.1	15.40	1/31/2019	NA	NA	3, 5-year options
Sake House	NR / NR / NR	6,719	5.9	137,068	7.2	20.40	8/31/2020	NA	NA	2, 5-year options
Dollar Tree	NR / NR / NR	10,000	8.7	135,000	7.1	13.50	5/30/2018	NA	NA	2, 5-year options
TD Bank (2)	AA- / Aa1 / AA-	NAP	0.0	110,000	5.8	NAP	1/31/2028	NA	NA	3, 5-year options
Sake House	NR / NR / NR	4,550	4.0	88,200	4.6	19.38	9/30/2018	NA	NA	2, 5-year options
Massage Envy	NR / NR / NR	2,975	2.6	86,216	4.5	28.98	2/28/2020	NA	NA	1, 5-year option
Anytime Fitness	NR / NR / NR	4,900	4.3	78,400	4.1	16.00	2/28/2018	NA	NA	2, 5-year options
Five Guys	NR / NR / NR	2,376	2.1	72,397	3.8	30.47	4/30/2019	NA	NA	2, 5-year options
Brick Chicken	NR / NR / NR	4,228	3.7	67,648	3.6	16.00	11/30/2021	NA	NA	2, 5-year options
Ten Largest Owned Tenants		80,748	70.3%	$1,455,928	76.6%	$18.03
Remaining Owned Tenants		22,905	20.0	445,426	23.4	19.45
Vacant Spaces (Owned Space)		11,130	9.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		114,783	100.0%	$1,901,353	100.0%	$18.34

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	TD Bank owns its own improvements that are subject to a ground lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAFFORD RETAIL PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the Stafford Retail Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	2,860	2.5	2.5%	47,619	2.5	16.65	1
2015	1,528	1.3	3.8%	36,672	1.9	24.00	1
2016	5,384	4.7	8.5%	86,386	4.5	16.04	2
2017	0	0.0	8.5%	0	0.0	0.00	0
2018	23,892	20.8	29.3%	394,212	20.7	16.50	6
2019	24,006	20.9	50.2%	406,497	21.4	16.93	5
2020	9,694	8.4	58.7%	223,283	11.7	23.03	2
2021	4,228	3.7	62.4%	67,648	3.6	16.00	1
2022	2,061	1.8	64.2%	35,037	1.8	17.00	1
2023	30,000	26.1	90.3%	450,000	23.7	15.00	1
2024	0	0.0	90.3%	0	0.0	0.00	0
2025 & Thereafter(2)	0	0.0	90.3%	154,000	8.1	0.00	2
Vacant	11,130	9.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	114,783	100.0%		$1,901,353	100.0%	$18.34	22

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	UW Base Rent $ per SF expiring 2025 & Thereafter represents the expiration of the TD Bank ground lease. No SF is associated with the TD Bank ground lease.

The following table presents certain information relating to historical leasing at the Stafford Retail Portfolio Properties.

Historical Leased %(1)
	2010	2011	2012	2013	TTM 6/30/2014
Owned Space	64.8%	74.7%	89.4%	87.7%	88.6%

(1)
As provided by the borrowers and represents occupancy as of June 30, for the indicated year. The Stafford Retail Portfolio Properties were constructed in 2008 and were in their lease-up phase through 2012.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Stafford Retail Portfolio Properties:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 6/30/2014	Underwritten	Underwritten $ per SF
Base Rent	$1,566,836	$1,784,807	$1,871,190	$1,967,657	$1,901,353	$16.56
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	198,201	1.73
Total Rent	$1,566,836	$1,784,807	$1,871,190	$1,967,657	$2,099,554	$18.29
Total Reimbursables	185,013	234,431	450,776	433,081	434,910	3.79
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss(2)	0	0	0	0	(203,017)	(1.77)
Effective Gross Income	$1,751,850	$2,019,238	$2,321,967	$2,400,738	$2,331,448	$20.31

Total Operating Expenses	$474,837	$505,420	$504,598	$577,696	$554,639	$4.83

Net Operating Income	$1,277,012	$1,512,818	$1,817,369	$1,781,638	$1,776,809	$15.48
TI/LC	0	0	0	0	114,783	1.00
Capital Expenditures	0	0	0	0	22,957	0.20
Net Cash Flow	$1,277,012	$1,512,818	$1,817,369	$1,781,638	$1,639,069	$14.28

(1)	The Stafford Retail Portfolio Properties were constructed in 2008 and were in their lease-up phase through 2012.
(2)
Underwritten Vacancy & Credit Loss is based on the in-place economic vacancy at the Stafford Retail Portfolio Properties of 8.0%. The Stafford Retail Portfolio Properties are 90.3% physically occupied.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARLINGTON PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Arlington Heights, Illinois	Cut-off Date Principal Balance		$16,809,568
Property Type	Retail	Cut-off Date Principal Balance per SF		$57.34
Size (SF)	293,173	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 7/29/2014	92.5%	Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 7/29/2014	92.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1973-1994 / 2000	Mortgage Rate		4.4500%
Appraised Value	$22,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		NAP
		Borrower Sponsor(2)		Richard Robin

Underwritten Revenues	$3,350,498
Underwritten Expenses	$1,620,345	Escrows
Underwritten Net Operating Income (NOI)	$1,730,153		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,480,722	Taxes	$234,311	$78,104
Cut-off Date LTV Ratio	74.7%	Insurance	$19,884	$4,971
Maturity Date LTV Ratio	60.5%	Replacement Reserves	$0	$8,551
DSCR Based on Underwritten NOI / NCF	1.70x / 1.45x	TI/LC(3)	$0	$12,235
Debt Yield Based on Underwritten NOI / NCF	10.3% / 8.8%	Other(4)	$1,288,685	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,875,000	99.9%	Loan Payoff	$11,296,069	66.8%
Other Sources	25,000	0.1	Principal Equity Distribution	2,801,490	16.6
			Reserves	1,542,880	9.1
			Other Uses	1,000,000	5.9
			Closing Costs	259,560	1.5
Total Sources	$16,900,000	100.0%	Total Uses	$16,900,000	100.0%

(1)	An owner of the borrower is also an owner of the borrower of the Green Oaks Loan.
(2)	Richard Robin is the guarantor of the non-recourse carveouts under the Arlington Plaza Loan.
(3)	TI/LC reserves are capped at $550,000.
(4)	Upfront other reserve is comprised of a designated tenant reserve ($738,740), deferred maintenance reserve ($317,740) and gap rent reserve ($232,205).

The following table presents certain information relating to the major tenants at the Arlington Plaza Property (of which, certain tenants may have co-tenancy provisions):

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Burlington Coat Factory	B3/ NR / NR	93,024	31.7%	$536,837	26.6%	$5.77	5/31/2024	2, 5-year options
Value City Furniture(2)	NR / NR / NR	45,300	15.5	301,698	15.0	6.66	1/31/2018	5, 5-year options
Zip Fitness	NR / NR / NR	22,002	7.5	242,022	12.0	11.00	5/21/2024	2, 5-year options
Harlem Furniture	NR / NR / NR	27,700	9.4	174,510	8.7	6.30	12/31/2023	NA
Harvest Fresh	NR / NR / NR	23,472	8.0	143,179	7.1	6.10	4/14/2024	NA
Community Threads	NR / NR / NR	22,110	7.5	132,660	6.6	6.00	4/30/2019	1, 5-year option
Empire Beauty	NR / NR / NR	9,800	3.3	112,700	5.6	11.50	12/1/2015	2, 5-year options
Jams Restaurant Group	NR / NR / NR	5,000	1.7	100,000	5.0	20.00	2/28/2017	2, 5-year options
China Buffet	NR / NR / NR	6,750	2.3	74,650	3.7	11.06	10/31/2015	1, 5-year option
Olson Rug	NR / NR / NR	4,140	1.4	52,800	2.6	12.75	5/31/2016	NA
Ten Largest Owned Tenants		259,298	88.4%	$1,871,056	92.9%	$7.22
Remaining Owned Tenants		11,800	4.0	143,925	7.1	12.20
Vacant (Owned Space)		22,075	7.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		293,173	100.0%	$2,014,981	100.0%	$7.43

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Value City Furniture subleases 45,300 SF from Toys “R” Us, Inc. through the 1/31/2018 lease expiration.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARLINGTON PLAZA

The following table presents the lease rollover schedule at the Arlington Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	17,450	6.0	6.0%	198,150	9.8	11.36	3
2016	5,040	1.7	7.7%	69,000	3.4	13.69	2
2017	8,900	3.0	10.7%	139,225	6.9	15.64	3
2018	49,300	16.8	27.5%	343,698	17.1	6.97	2
2019	24,210	8.3	35.8%	168,360	8.4	6.95	2
2020	0	0.0	35.8%	0	0.0	0.00	0
2021	0	0.0	35.8%	0	0.0	0.00	0
2022	0	0.0	35.8%	0	0.0	0.00	0
2023	27,700	9.4	45.2%	174,510	8.7	6.30	1
2024	138,498	47.2	92.5%	922,038	45.8	6.66	3
2025 & Thereafter	0	0.0	92.5%	0	0.0	0.00	0
Vacant	22,075	7.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	293,173	100.0%		$2,014,981	100.0%	$7.43	16

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Arlington Plaza Property:

Historical Leased %(1)
	2011	2012	2013	TTM 7/29/2014
Owned Space	85.7%	85.0%	84.4%	92.5%

(1)	As provided by the borrower which reflects average occupancy for the specified year, unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARLINGTON PLAZA

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Arlington Plaza Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 6/30/2014	Underwritten	Underwritten $ per SF
Base Rent	$1,769,877	$1,733,253	$1,734,842	$1,811,508	$2,014,981	$6.87
Contractual Rent Steps(2)	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	390,696	1.33
Total Rent	$1,769,877	$1,733,253	$1,734,842	$1,811,508	$2,405,677	$8.21
Total Reimbursables	1,067,906	1,163,739	1,186,628	1,198,471	1,333,695	4.55
Other Income	2,241	378	1,550	16,754	1,822	0.01
Vacancy & Credit Loss	(79,022)	0	0	0	(390,696)	(1.33)
Effective Gross Income	$2,761,002	$2,897,369	$2,923,020	$3,026,732	$3,350,498	$11.43

Real Estate Taxes	$728,471	$794,496	$806,360	$829,571	$909,946	$3.10
Insurance	49,714	55,347	62,082	67,886	56,802	0.19
Management Fee	110,440	115,895	116,921	121,069	134,020	0.46
Other Operating Expenses	469,585	438,835	463,383	506,841	519,577	1.77
Total Operating Expenses	$1,358,209	$1,404,573	$1,448,745	$1,525,367	$1,620,345	$5.53

Net Operating Income	$1,402,793	$1,492,797	$1,474,275	$1,501,365	$1,730,153	$5.90
TI/LC	0	0	0	0	146,820	0.50
Replacement Reserves	0	0	0	0	102,611	0.35
Net Cash Flow	$1,402,793	$1,492,797	$1,474,275	$1,501,365	$1,480,722	$5.05

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of July 29, 2014 and contractual rent steps through April 27, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

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In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

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The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

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The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

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The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

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Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

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We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

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Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, may not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis.

National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm.

If either of the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.

Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the sponsors, the depositor or any other party intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed to implement the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

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The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

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Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions. Section 619 became effective on July 21, 2012, and final regulations were issued on December 10, 2013. Conformance with the Volcker Rule’s provisions is required by July 21, 2015, subject to the possibility of up to two one-year extensions granted by the Federal Reserve in its discretion. The Volcker Rule and the regulations adopted under the Volcker Rule restrict certain purchases or sales of securities generally and derivatives by banking entities if conducted on a proprietary trading basis. The Volcker Rule’s provisions may adversely affect the ability of banking entities to purchase and sell the certificates.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

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The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Resulting from Various Concentrations

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The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

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A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

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Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date or anticipated repayment date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

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We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Starwood Mortgage Capital LLC will guarantee the obligations of Starwood Mortgage Funding I LLC. We cannot assure you that the applicable sponsor (or guarantor) will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

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There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

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Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

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The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

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Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

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Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

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In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■
Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative and the Whole Loan Directing Holder

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the whole loan directing holder or the holder of a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the whole loan directing holder or the holder of a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investors in the Class E, Class F, Class G, Class H and Class S certificates (the “B-Piece Buyers”) were given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyers may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—
If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—
In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

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The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—
State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.